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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-03826
AIM Sector Funds (Invesco Sector Funds)

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 4/30
Date of reporting period: 4/30/10

Item 1. Reports to Stockholders.

Annual Report to Shareholders April 30, 2010
Invesco Energy Fund
Effective April 30, 2010, AIM Energy Fund was renamed Invesco Energy Fund.
2 Letters to Shareholders
4 Performance Summary
4 Management Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
13 Financial Statements
15 Notes to Financial Statements
23 Financial Highlights
24 Auditor’s Report
25 Fund Expenses
27 Tax Information
T-1 Trustees and Officers

Letters to Shareholders
Dear Shareholders:
In the 13 months covered by this report, the U.S. economy improved dramatically from where it stood in early 2009. In the third quarter of 2009, the economy ended its year-long contraction and began growing again. Major U.S. stock market indexes rose sharply in anticipation of economic improvement; despite occasional volatility, they continued rising as evidence mounted that the recovery was genuine. Over the last year, global equity indexes also rallied strongly from their early 2009 lows.
     While economic improvement was undeniable, unemployment remained high by historical standards, and unfortunately it appeared unlikely that the jobless rate would decline significantly anytime soon. Stubbornly high unemployment continued to cast a pall over the nation’s economic outlook.
Timely communication
     Unpredictable and volatile markets, together with economic uncertainty, caused many of you to seek information relative to your investments. Some of you contacted your financial advisers to ask questions and obtain guidance. Others visited our website, invesco.com, where we offer timely market commentary, investor education information and sector updates. In particular, I recommend the Investment Perspectives articles featured on our home page; they are written by Invesco’s investment professionals and cover a wide range of topics that are updated regularly.
     Also on our website, you’ll find a commentary from me that discusses the name change we made on April 30 — from Invesco Aim to Invesco. Some of the changes related to this event include all AIM funds being renamed Invesco funds. (It’s important to note that the funds’ investment strategies and objectives have not changed.) You’ll notice on this report the Invesco logo has replaced the previous Invesco Aim logo. And our new Web address is now invesco.com. These changes are the latest steps in the rebranding process we began two years ago, when we added Invesco in front of Aim. For more information about the change, please read the shareholder Q&A on the account balance page at invesco.com.
     At invesco.com you can also access your Fund’s latest quarterly commentary. Simply click on Mutual Funds inside the Financial Products box. Then, in the Fund Information box, click on Quarterly Commentary and select your Fund.
     Timely information like that available on our website — together with the advice and guidance of a trusted financial adviser — can be especially useful in uncertain times. Market volatility and economic uncertainty are two factors that can prompt investors to abandon their long-term saving and investment plans. A financial adviser can show you just how costly that could be over the long term — and can explain that saving more and investing more regularly is a time-tested way to build a solid portfolio. He or she can help you identify appropriate investments, given your individual risk tolerance, time horizon and investment goals.
Taking our business forward
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, was completed on June 1, 2010. Our two companies have similar investment philosophies and cultures, as well as complementary investment expertise. I believe this combination represents the next step in our company’s evolution — and will allow us to better serve you through:
•	Greater efficiencies and cost savings

•	A broader range of investment options

•	A continued commitment to investment excellence, with complementary portfolio management expertise
     While market conditions change from time to time, our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service will not.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a question or comment for me, please email me at phil@invesco.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2   Invesco Energy Fund

Dear Fellow Shareholders:
By all accounts, last year was a challenging year for all of us. Although the economy and financial markets whipsawed, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from last year is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees — Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting — whose members exercise oversight to maintain the Invesco Funds’ “Investor First” orientation.)
     To that end, some of you may have seen that Invesco is assuming the management of the Van Kampen family of mutual funds as well as Morgan Stanley’s retail funds. We view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3   Invesco Energy Fund

Management’s Discussion of Fund Performance
Performance summary
During the 13 months ended April 30, 2010, the U.S. economy showed signs of improvement, causing major stock market indexes to rise sharply. Invesco Energy Fund underperformed its broad market index, the S&P 500 Index, as energy stocks in general lagged the broad market. At net asset value, however, all share classes of the Fund outperformed the Fund’s style-specific index, the Dow Jones U.S. Oil & Gas Index, largely due to the index’s heavy weighting in integrated oil and gas stocks, which generally lagged other energy sub-sectors during the reporting period.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 3/31/09 to 4/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	46.01%
Class B Shares	44.89
Class C Shares	44.94
Class Y Shares	46.37
Investor Class Shares	46.03
Institutional Class Shares	46.66
S&P 500 Index▼(Broad Market Index)	47.26
Dow Jones U.S. Oil & Gas Index▼(Style-Specific Index)	34.32
Lipper Natural Resource Funds Index▼(Peer Group Index)	49.09

▼	Lipper Inc.
How we invest
Your Fund invests in companies involved in the exploration, production, service, drilling, transportation, refining and marketing of oil, natural gas and other forms of energy. We seek to own firms that have the potential to increase unit output through exploration, development or innovation. We believe companies with rising production volumes that can also control costs may earn superior rates of return, enabling them to grow earnings independent of oil and natural gas prices.
     We combine bottom-up fundamental analysis with top-down macroeconomic industry analysis in our stock selection process. We focus on companies that have the following characteristics:
•	Cash flow and free cash flow

•	Sustainable growth potential in revenues and earnings

•	High returns on capital

•	Cost control

•	Low relative price-to-earnings (P/E) ratios within their sub-sector with greater-than-expected growth opportunities

•	Rising volume profiles
     Typically, we hold 40-50 stocks. This limited number of positions allows us to know our companies, their managements, their business structures and how their products and services fit into the energy value chain — the process that moves oil and natural gas from the ground to the consumer.
Fund data as of 4/30/10
Portfolio Composition
By sector

Energy	94.9%
Utilities	2.5
Materials	0.9
Industrials	0.7
Money Market Funds
Plus Other Assets Less Liabilities	1.0

Total Net Assets	$1.6 billion

Total Number of Holdings*	50
Top 10 Equity Holdings*

1. Occidental Petroleum Corp.	5.5%
2. Halliburton Co.	5.1
3. Apache Corp.	4.0
4. Schlumberger Ltd.	3.8
5. Anadarko Petroleum Corp.	3.6
6. Oceaneering International, Inc.	3.3
7. Baker Hughes Inc.	3.2
8. Weatherford International Ltd.	3.2
9. Exxon Mobil Corp.	3.0
10. Southwestern Energy Co.	2.9
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
     We may sell or reduce our position in a stock when:
•	A security reaches its price target.

•	A change in fundamentals occurs — either company specific or industry wide.

•	A change in management occurs.

•	A more attractive investment opportunity is identified.
Market conditions and your Fund
The U.S. economy provided signs of improvement during the period, offering indications that the economy has transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to a private economic recovery was uncertain. The U.S. Federal Reserve’s (the Fed) federal funds target rate remained quite low, in a range of between zero and 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with quarterly growth, on an annualized basis, of 2.2%, 5.6% and 3.0% for the third and fourth quarter of 2009, and the first quarter 2010, respectively.2 Inflation, measured by the seasonally adjusted Consumer Price Index, remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during the first quarter of 2010 and remained at a rate of 9.9% nationwide as of April 2010.3
     Against this backdrop, all stock market sectors delivered double-digit gains for the reporting period.4 Telecommunication services, utilities and health care — traditionally more defensive sectors — were among the laggard sectors of the S&P 500 Index.4 The financials, consumer discretionary, industrials and information technology sectors were favored and delivered the greatest returns during the reporting period.4 Despite delivering strong performance, the energy sector lagged the broad market as measured by the S&P 500 Index for the reporting period.4
     Crude oil prices, as measured by West Texas Intermediate Crude, generally rose during the reporting period to close at $86 a barrel.5 Although prices more than doubled since the low reached in February 2009, prices were still significantly lower than the $147 a barrel all-time high reached during the summer of 2008.5
4   Invesco Energy Fund

Organization of Petroleum Exporting Countries (OPEC) production curtailments, stronger than expected non-Organization for Economic Co-operation and Development (OECD) demand, and a weak U.S. dollar were the primary factors in the rise in crude prices.
     Despite ending the reporting period essentially unchanged, natural gas prices — as measured at Henry Hub — were quite volatile during the fiscal year. U.S. natural gas fundamentals remained challenged as emerging shale plays continued to offer substantial productivity improvements over prior gas wells, and as demand remained relatively weak given economic weakness.
     All energy sub-sectors contributed positively to Fund performance during the reporting period. The Fund’s utilities holdings, although minor, detracted from performance, however. Fund performance benefited most from holdings in:
•	oil and gas exploration and production

•	oil and gas equipment and services
     The Fund’s benchmark-relative underweight exposure to integrated oil and gas, a sub-sector which is generally more defensive and less leveraged to commodity prices, helped the Fund’s performance relative to the Dow Jones U.S. Oil & Gas Index.
     Top contributors to Fund performance included diversified oilfield service providers Halliburton and Weatherford International. Halliburton is a global oilfield services provider headquartered in Houston. We believe the company is undervalued relative to its peers and inexpensive based on several measures, including relative and historical cash flow and earnings multiples. Weatherford International also offers a wide array of services which help boost oil and natural gas production, but has less diverse product mix than Halliburton.
     On the other hand, FMC Technologies was among the top detractors from Fund performance during the reporting period.
     We continue to believe the energy sector offers the potential for long-term appreciation for the following reasons:
•	Oil supplies remain constrained, and global consumption should continue to expand.

•	The world is likely to derive most of its energy from hydrocarbons for the foreseeable future, as alternatives remain largely uneconomical.

•	Global development and industrialization, driven by fast-growing nations such as India and China, is likely to continue, resulting in a growing need for coal, crude oil and natural gas.

•	Virtually all new sources of crude oil supply merely replaces that which is being lost to depletion.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult a financial adviser to discuss your individual financial program.
     Thank you for your continued investment in Invesco Energy Fund.

1	U.S. Federal Reserve

2	Bureau of Economic Analysis

3	Bureau of Labor Statistics

4	Lipper Inc.

5	Bloomberg, L.P.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Andrew Lees
Portfolio manager, is lead manager of Invesco Energy Fund. He began his investment career in 1994 and joined Invesco in 2005. Mr. Lees earned a B.A. in economics from the University of Western Ontario and an M.B.A. with concentrations in finance and accounting from McGill University.
Tyler Dann II
Chartered Financial Analyst, portfolio manager, is manager of Invesco Energy Fund. He joined Invesco in 2004. He serves on the board of directors of the National Association of Petroleum Investment Analysts and is a member of the CFA Society of San Francisco. Mr. Dann earned an A.B. from Princeton University.
Assisted by the Energy Team
Fund data as of 3/31/10
Portfolio Composition
By sector

Energy	93.0%
Utilities	2.3
Materials	1.0
Industrials	0.6
Money Market Funds
Plus Other Assets Less Liabilities	3.1

Total Net Assets	$1.6 billion

Total Number of Holdings*	48
Top 10 Equity Holdings*

1. Occidental Petroleum Corp.	5.2%
2. Halliburton Co.	4.5
3. Anadarko Petroleum Corp.	3.8
4. Apache Corp.	3.6
5. Cameron International Corp.	3.4
6. Schlumberger Ltd.	3.4
7. Oceaneering International, Inc.	3.2
8. Transocean Ltd.	3.1
9. Baker Hughes Inc.	3.1
10. Southwestern Energy Co.	3.0
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
5   Invesco Energy Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class without Sales Charges since Inception
Fund data from 1/19/84, index data from 1/31/84

1	Lipper Inc.
Results of a $10,000 Investment — Oldest Share Class with Sales Charges since Inception
Index data from 1/31/00, Fund data from 2/14/00

1	Lipper Inc.
Past performance cannot guarantee comparable future results.
     The performance data shown in the first chart above is that of the Fund’s Investor class shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Investor Class shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.
     The performance data shown in the second chart above is that of the Fund’s Class C shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class C shares. The data shown in the second chart above includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     Both charts above are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In both charts, each segment represents a doubling, or 100% change, in the value of the investment.
6     Invesco Energy Fund

Average Annual Total Returns
As of 4/30/10, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	13.28%
5 Years	11.57
1 Year	28.53

Class B Shares
Inception (3/28/02)	13.26%
5 Years	11.74
1 Year	30.00

Class C Shares
Inception (2/14/00)	14.34%
10 Years	12.42
5 Years	12.00
1 Year	34.00

Class Y Shares
10 Years	13.27%
5 Years	12.93
1 Year	36.34

Investor Class Shares
Inception (1/19/84)	10.24%
10 Years	13.22
5 Years	12.84
1 Year	35.98

Institutional Class Shares
Inception (1/31/06)	3.55%
1 Year	36.58
Average Annual Total Returns
As of 3/31/10, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	13.17%
5 Years	9.56
1 Year	39.78

Class B Shares
Inception (3/28/02)	13.15%
5 Years	9.72
1 Year	41.81

Class C Shares
Inception (2/14/00)	14.26%
10 Years	12.29
5 Years	9.98
1 Year	45.85

Class Y Shares
10 Years	13.12%
5 Years	10.90
1 Year	48.29

Investor Class Shares
Inception (1/19/84)	10.20%
10 Years	13.08
5 Years	10.81
1 Year	47.96

Institutional Class Shares
Inception (1/31/06)	3.17%
1 Year	48.57
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares was 1.17%, 1.92%, 1.92%, 0.92%, 1.17% and 0.71%, respectively. The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares was 1.18%, 1.93%, 1.93%, 0.93%, 1.18% and 0.72%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past on Class B and Class C shares, performance would have been lower.
New Fiscal Year-End
Since our last report to you, the Fund’s fiscal year-end was changed from March 31 to April 30.
7     Investor Energy Fund

Invesco Energy Fund’s investment objective is capital growth.
•	Unless otherwise stated, information presented in this report is as of April 30, 2010, and is based on total net assets.

•	Unless otherwise noted, all data provided by Invesco.

•	To access your Fund’s reports/prospectus visit invesco.com/fundreports.
About share classes
•	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

•	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

•	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.
Principal risks of investing in the Fund
•	The businesses in which the Fund invests may be adversely affected by foreign government, federal or state regulations on energy production, distribution and sale. Short-term fluctuations in commodity prices may influence Fund returns and increase price fluctuations of the Fund’s shares.

•	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

•	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

•	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

•	The prices of securities held by the Fund may decline in response to market risks.

•	The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
About indexes used in this report
•	The SAP 500® Index is an unmanaged index considered representative of the U.S. stock market.

•	The Dow Jones U.S. Oil & Gas Index is an unmanaged index considered representative of the U.S. energy market.

•	The Lapper Natural Resource Funds Index is an unmanaged index considered representative of natural resource funds tracked by Lipper.

•	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

•	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
•	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

•	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

•	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

Fund Nasdaq Symbols
Class A Shares	IENAX
Class B Shares	IENBX
Class C Shares	IEFCX
Class Y Shares	IENYX
Investor Class Shares	FSTEX
Institutional Class Shares	IENIX

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
8     Invesco Energy Fund

Schedule of Investments(a)

April 30, 2010

	Shares	Value

Common Stocks & Other Equity Interests–99.03%
Coal & Consumable Fuels–6.06%
Arch Coal, Inc.	1,309,000	$35,343,000

Massey Energy Co.	619,000	22,673,970

Peabody Energy Corp.	835,000	39,011,200

		97,028,170

Construction & Engineering–0.71%
Fluor Corp.	215,000	11,360,600

Diversified Metals & Mining–0.93%
Walter Energy, Inc.	183,000	14,788,230

Gas Utilities–1.91%
EQT Corp.	704,000	30,616,960

Independent Power Producers & Energy Traders–0.54%
Ormat Technologies Inc.	273,000	8,697,780

Integrated Oil & Gas–17.80%
BG Group PLC (United Kingdom)	529,000	8,880,236

Chevron Corp.	409,459	33,346,341

ConocoPhillips	422,851	25,028,551

Exxon Mobil Corp.	703,000	47,698,550

Occidental Petroleum Corp.	989,000	87,684,740

Royal Dutch Shell PLC (United Kingdom)	638,403	19,996,477

Suncor Energy Inc. (Canada)	1,051,000	35,912,670

Total S.A.–ADR (France)	484,000	26,319,920

		284,867,485

Oil & Gas Drilling–8.63%
Ensco PLC–ADR (United Kingdom)	949,000	44,773,820

Helmerich & Payne, Inc.	1,136,000	46,144,320

Nabors Industries Ltd.(b)	518,000	11,173,260

Pride International, Inc.(b)	257,265	7,802,848

Transocean Ltd.(b)	389,138	28,193,048

		138,087,296

Oil & Gas Equipment & Services–29.67%
Baker Hughes Inc.	1,045,000	51,999,200

Cameron International Corp.(b)	421,064	16,615,185

Core Laboratories N.V. (Netherlands)	94,000	14,089,660

Dresser-Rand Group, Inc.(b)	518,000	18,275,040

Dril-Quip, Inc.(b)	206,000	11,933,580

FMC Technologies, Inc.(b)	587,377	39,759,549

Halliburton Co.	2,672,520	81,912,738

National-Oilwell Varco Inc.	816,000	35,928,480

Oceaneering International, Inc.(b)	809,000	52,989,500

Schlumberger Ltd.	860,000	61,421,200

Smith International, Inc.	811,622	38,763,067

Weatherford International Ltd.(b)	2,821,000	51,088,310

		474,775,509

Oil & Gas Exploration & Production–30.14%
Anadarko Petroleum Corp.	918,000	57,062,880

Apache Corp.	626,000	63,701,760

Cabot Oil & Gas Corp.	491,000	17,739,830

Canadian Natural Resources Ltd. (Canada)	221,000	17,008,365

Comstock Resources, Inc.(b)	352,000	11,285,120

Continental Resources, Inc.(b)	803,000	39,475,480

Devon Energy Corp.	228,000	15,351,240

EOG Resources, Inc.	348,000	39,017,760

Forest Oil Corp.(b)	468,000	13,712,400

Newfield Exploration Co.(b)	540,000	31,422,600

Noble Energy, Inc.	334,000	25,517,600

Range Resources Corp.	849,000	40,548,240

Southwestern Energy Co.(b)	1,172,000	46,504,960

Talisman Energy Inc. (Canada)	1,377,000	23,464,080

Ultra Petroleum Corp.(b)	655,000	31,289,350

XTO Energy, Inc.	193,000	9,171,360

		482,273,025

Oil & Gas Refining & Marketing–1.02%
Valero Energy Corp.	783,000	16,278,570

Oil & Gas Storage & Transportation–1.62%
Williams Cos., Inc. (The)	1,099,000	25,947,390

Total Common Stocks & Other Equity Interests (Cost $1,297,719,771)		1,584,721,015

Money Market Funds–2.56%
Liquid Assets Portfolio–Institutional Class(c)	20,453,911	20,453,911

Premier Portfolio–Institutional Class(c)	20,453,911	20,453,911

Total Money Market Funds (Cost $40,907,822)		40,907,822

TOTAL INVESTMENTS–101.59% (Cost $1,338,627,593)		1,625,628,837

OTHER ASSETS LESS LIABILITIES–(1.59)%		(25,459,560)

NET ASSETS–100.00%		$1,600,169,277

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Energy Fund

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Energy Fund

Schedule of Investments(a)

March 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–96.94%
Coal & Consumable Fuels–6.26%
Arch Coal, Inc.	1,279,000	$29,225,150

Massey Energy Co.	605,000	31,635,450

Peabody Energy Corp.	816,000	37,291,200

		98,151,800

Construction & Engineering–0.62%
Fluor Corp.	210,000	9,767,100

Diversified Metals & Mining–1.05%
Walter Energy, Inc.	179,000	16,516,330

Gas Utilities–1.80%
EQT Corp.	688,000	28,208,000

Independent Power Producers & Energy Traders–0.48%
Ormat Technologies Inc.(b)	267,000	7,513,380

Integrated Oil & Gas–18.04%
BG Group PLC (United Kingdom)	516,000	8,915,707

BP PLC–ADR (United Kingdom)	537,000	30,646,590

Chevron Corp.	360,000	27,298,800

ConocoPhillips	293,000	14,992,810

Exxon Mobil Corp.	687,000	46,015,260

Occidental Petroleum Corp.	966,000	81,665,640

Petroleo Brasileiro S.A.–ADR (Brazil)	280,000	12,457,200

Suncor Energy Inc. (Canada)	1,027,000	33,418,580

Total S.A.–ADR (France)	473,000	27,443,460

		282,854,047

Oil & Gas Drilling–11.55%
Ensco PLC–ADR (United Kingdom)	927,000	41,511,060

Helmerich & Payne, Inc.	1,110,000	42,268,800

Nabors Industries Ltd.(c)	506,000	9,932,780

Noble Corp.(c)	921,000	38,516,220

Transocean Ltd.(c)	566,000	48,891,080

		181,119,940

Oil & Gas Equipment & Services–27.29%
Baker Hughes Inc.	1,021,000	47,823,640

Cameron International Corp.(c)	1,248,000	53,489,280

Core Laboratories N.V. (Netherlands)	92,000	12,033,600

Dresser-Rand Group, Inc.(c)	506,000	15,898,520

Dril-Quip, Inc.(c)	202,000	12,289,680

Halliburton Co.	2,363,000	71,197,190

National-Oilwell Varco Inc.	1,084,000	43,988,720

Oceaneering International, Inc.(c)	791,000	50,220,590

Schlumberger Ltd.	840,000	53,306,400

Smith International, Inc.	558,000	23,893,560

Weatherford International Ltd.(c)	2,756,000	43,710,160

		427,851,340

Oil & Gas Exploration & Production–27.31%
Anadarko Petroleum Corp.	822,000	59,866,260

Apache Corp.	558,000	56,637,000

Cabot Oil & Gas Corp.	480,000	17,664,000

Canadian Natural Resources Ltd. (Canada)	216,000	15,996,849

Continental Resources, Inc.(c)	785,000	33,401,750

Devon Energy Corp.	223,000	14,367,890

EOG Resources, Inc.	340,000	31,599,600

Newfield Exploration Co.(c)	528,000	27,482,400

Noble Energy, Inc.	327,000	23,871,000

Range Resources Corp.	830,000	38,902,100

Southwestern Energy Co.(c)	1,145,000	46,624,400

Talisman Energy Inc. (Canada)	1,345,000	22,945,700

Ultra Petroleum Corp.(c)	640,000	29,843,200

XTO Energy, Inc.	189,000	8,917,020

		428,119,169

Oil & Gas Refining & Marketing–0.96%
Valero Energy Corp.	765,000	15,070,500

Oil & Gas Storage & Transportation–1.58%
Williams Cos., Inc. (The)	1,074,000	24,809,400

Total Common Stocks & Other Equity Interests (Cost $1,273,451,193)		1,519,981,006

Money Market Funds–3.13%
Liquid Assets Portfolio–Institutional Class(d)	24,521,213	24,521,213

Premier Portfolio–Institutional Class(d)	24,521,213	24,521,213

Total Money Market Funds (Cost $49,042,426)		49,042,426

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.07% (Cost $1,322,493,619)		1,569,023,432

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.05%
Liquid Assets Portfolio–Institutional Class (Cost $809,400)(d)(e)	809,400	809,400

TOTAL INVESTMENTS–100.12% (Cost $1,323,303,019)		1,569,832,832

OTHER ASSETS LESS LIABILITIES–(0.12)%		(1,958,477)

NET ASSETS–100.00%		$1,567,874,355

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Energy Fund

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at March 31, 2010.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Energy Fund

Statement of Assets and Liabilities

April 30, 2010 and March 31, 2010

	April 30,	March 31,
	2010	2010

Assets:
Investments, at value (Cost $1,297,719,771 and $1,273,451,193, respectively)*	$1,584,721,015	$1,519,981,006

Investments in affiliated money market funds, at value and cost	40,907,822	49,851,826

Total investments, at value (Cost $1,338,627,593 and $1,323,303,019, respectively)	1,625,628,837	1,569,832,832

Receivables for:
Investments sold	79,138,789	—

Fund shares sold	3,872,955	5,161,483

Dividends	170,650	623,884

Investment for trustee deferred compensation and retirement plans	36,841	36,753

Other assets	58,788	48,458

Total assets	1,708,906,860	1,575,703,410

Liabilities:
Payables for:
Investments purchased	104,560,785	2,412,166

Fund shares reacquired	2,653,290	3,140,668

Amount due custodian	—	15,341

Collateral upon return of securities loaned	—	809,400

Accrued fees to affiliates	1,203,325	1,149,737

Accrued operating expenses	179,208	164,759

Trustee deferred compensation and retirement plans	140,975	136,984

Total liabilities	108,737,583	7,829,055

Net assets applicable to shares outstanding	$1,600,169,277	$1,567,874,355

Net assets consist of:
Shares of beneficial interest	$1,529,331,548	$1,527,062,177

Undistributed net investment income	1,019,422	895,243

Undistributed net realized gain (loss)	(217,213,055)	(206,612,878)

Undistributed appreciation	287,031,362	246,529,813

	$1,600,169,277	$1,567,874,355

Net Assets:
Class A	$742,986,907	$725,469,878

Class B	$109,770,681	$108,879,672

Class C	$207,451,204	$205,002,802

Class Y	$48,290,786	$47,084,469

Investor Class	$484,002,496	$475,026,485

Institutional Class	$7,667,203	$6,411,049

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	20,645,190	20,525,830

Class B	3,300,952	3,331,784

Class C	6,394,042	6,429,775

Class Y	1,342,958	1,333,548

Investor Class	13,496,547	13,487,669

Institutional Class	209,490	178,416

Class A:
Net asset value per share	$35.99	$35.34

Maximum offering price per share
(Net asset value of $35.99 divided by 94.50%)
(Net asset value of $35.34 divided by 94.50%)	$38.08	$37.40

Class B:
Net asset value and offering price per share	$33.25	$32.68

Class C:
Net asset value and offering price per share	$32.44	$31.88

Class Y:
Net asset value and offering price per share	$35.96	$35.31

Investor Class:
Net asset value and offering price per share	$35.86	$35.22

Institutional Class:
Net asset value and offering price per share	$36.60	$35.93

*	At March 31, 2010, securities with an aggregate value of $793,212 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Energy Fund

Statement of Operations

For the period April 1, 2010 through April 30, 2010 and the year ended March 30, 2010

	One month ended	Year ended
	April 30,	March 31,
	2010	2010

Investment income:
Dividends (net of foreign withholding taxes of $1,692 and $941,336, respectively)	$209,656	$19,500,158

Dividends from affiliated money market funds (includes securities lending income of $2,101 and $168,091, respectively)	5,805	339,659

Total investment income	215,461	19,839,817

Expenses:
Advisory fees	826,648	8,857,916

Administrative services fees	33,937	376,513

Custodian fees	468	55,284

Distribution fees:
Class A	155,691	1,634,280

Class B	93,229	1,043,088

Class C	175,958	1,819,256

Investor Class	101,841	1,118,619

Transfer agent fees — A, B, C, Y and Investor	327,146	3,371,283

Transfer agent fees — Institutional	643	2,304

Trustees’ and officers’ fees and benefits	9,774	61,523

Other	26,298	457,717

Total expenses	1,751,633	18,797,783

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(7,103)	(108,920)

Net expenses	1,744,530	18,688,863

Net investment income (loss)	(1,529,069)	1,150,954

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(10,600,178)	(91,870,909)

Foreign currencies	(926)	(128,439)

	(10,601,104)	(91,999,348)

Change in net unrealized appreciation of:
Investment securities	40,471,431	576,969,050

Foreign currencies	30,118	—

	40,501,549	576,969,050

Net realized and unrealized gain	29,900,445	484,969,702

Net increase in net assets resulting from operations	$28,371,376	$486,120,656

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Energy Fund

Statement of Changes in Net Assets

For the period April 1, 2010 through April 30, 2010 and the years ended March 31, 2010 and 2009

	One month ended	Year ended	Year ended
	April 30,	March 31,	March 31,
	2010	2010	2009

Operations:
Net investment income (loss)	$(1,529,069)	$1,150,954	$817,868

Net realized gain (loss)	(10,601,104)	(91,999,348)	(113,798,555)

Change in net unrealized appreciation (depreciation)	40,501,549	576,969,050	(753,545,845)

Net increase (decrease) in net assets resulting from operations	28,371,376	486,120,656	(866,526,532)

Distributions to shareholders from net investment income:
Class A	—	(471,373)	—

Class Y	—	(68,506)	—

Investor Class	—	(316,411)	—

Institutional Class	—	(18,150)	—

Total distributions from net investment income	—	(874,440)	—

Distributions to shareholders from net realized gains:
Class A	—	—	(7,219,093)

Class B	—	—	(1,429,499)

Class C	—	—	(2,088,406)

Class Y	—	—	(31,895)

Investor Class	—	—	(5,580,498)

Institutional Class	—	—	(50,596)

Total distributions from net realized gains	—	—	(16,399,987)

Share transactions-net:
Class A	4,375,505	48,938,107	(6,569,055)

Class B	(1,048,003)	(5,406,885)	(19,581,568)

Class C	(1,228,722)	23,386,251	(3,460,678)

Class Y	346,552	31,405,042	9,345,797

Investor Class	319,346	(18,916,995)	(37,993,135)

Institutional Class	1,158,868	1,697,195	4,195,770

Net increase (decrease) in net assets resulting from share transactions	3,923,546	81,102,715	(54,062,869)

Net increase (decrease) in net assets	32,294,922	566,348,931	(936,989,388)

Net assets:
Beginning of year	1,567,874,355	1,001,525,424	1,938,514,812

End of year (includes undistributed net investment income of $1,019,422, $895,243 and $747,168, respectively)	$1,600,169,277	$1,567,874,355	$1,001,525,424

Notes to Financial Statements

April 30, 2010

NOTE 1—Significant Accounting Policies

Invesco Energy Fund, formerly AIM Energy Fund, (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds), formerly AIM Sector Funds, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

15        Invesco Energy Fund

  On April 30, 2010, the Fund’s fiscal year-end changed from March 31 to April 30.
  The Fund’s investment objective is capital growth.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y, Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or the about month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in

16        Invesco Energy Fund

the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
The businesses in which the Fund invests may be adversely affected by foreign government, federal or state regulations on energy production, distribution and sale. Short-term fluctuations in commodity prices may influence Fund returns and increase price fluctuations of the Fund’s shares.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of

17        Invesco Energy Fund

the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds may enter into a foreign currency contract to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies. The Funds may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Funds could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

Next $350 million	0.65%

Next $1.3 billion	0.55%

Next $2 billion	0.45%

Next $2 billion	0.40%

Next $2 billion	0.375%

Over $8 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed, through at least June 30, 2010, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. For the period April 1, 2010 to April 30, 2010 and year ended March 31, 2010, the Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, the Adviser waived advisory fees of $5,339 and $76,891, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $0 and $2,934, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

18        Invesco Energy Fund

  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period April 1, 2010 to April 30, 2010, IDI advised the Fund that IDI retained $23,625 in front-end sales commissions from the sale of Class A shares and $5,000, $22,032 and $1,794 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended March 31, 2010, IDI advised the Fund that IDI retained $319,602 in front-end sales commissions from the sale of Class A shares and $9,116, $203,491 and $44,663 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Supplemental Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default risks, discount risks, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of April 30, 2010 and March 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

  During the period April 1, 2010 to April 30, 2010, there were no significant transfers between investment levels.

				April 30, 2010
	Level 1	Level 2	Level 3	Total

Equity Securities	$1,596,752,124	$28,876,713	$—	$1,625,628,837

				March 31, 2010
	Level 1	Level 2	Level 3	Total

Equity Securities	$1,560,917,125	$8,915,707	$—	$1,569,832,832

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the period April 1, 2010 to April 30, 2010 and year ended March 31, 2010, the Fund engaged in securities purchases of $0 and $7,796,141, respectively.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,764 and $29,095, respectively.

19        Invesco Energy Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, the Fund paid legal fees of $0 and $4,614, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period April 1, 2010 to April 30, 2010 and the Years Ended March 31, 2010 and 2009:

	April 30, 2010	March 31, 2010	March 31, 2009

Ordinary income	$—	$874,440	$14,915

Long-term capital gain	—	—	16,385,072

Total distributions	$—	$874,440	$16,399,987

Tax Components of Net Assets at Period-End:

As of April 30, 2010 and March 31, 2010, the components of net assets on a tax basis were as follows:

	April 30, 2010	March 31, 2010

Undistributed ordinary income	$1,155,720	$1,155,720

Net unrealized appreciation — investments	279,784,225	243,604,427

Net unrealized appreciation — other investments	30,118	—

Temporary book/tax differences	(136,299)	(132,039)

Post-October deferrals	—	(22,991,078)

Capital loss carryforward	(209,996,035)	(180,824,852)

Shares of beneficial interest	1,529,331,548	1,527,062,177

Total net assets	$1,600,169,277	$1,567,874,355

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of April 30, 2010 and March 31, 2010 which expires as follows:

Capital Loss
Carryforward*
Expiration	April 30, 2010	March 31, 2010

April 30, 2016	$13,164,171	$13,164,171

April 30, 2017	167,660,681	167,660,681

April 30, 2018	29,171,183	—

Total capital loss carryforward	$209,996,035	$180,824,852

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

20        Invesco Energy Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period April 1, 2010 to April 30, 2010 was $175,835,457 and $140,966,700 and the year ended March 31, 2010 was $812,564,713 and $670,212,426, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
	April 30, 2010	March 31, 2010

Aggregate unrealized appreciation of investment securities	$295,329,697	$270,191,874

Aggregate unrealized (depreciation) of investment securities	(15,545,472)	(26,587,447)

Net unrealized appreciation of investment securities	$279,784,225	$243,604,427

Cost of investments for tax purposes	$1,345,844,612	$1,326,228,405

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on April 30, 2010, undistributed net investment income (loss) was increased by $1,653,248, undistributed net realized gain (loss) was increased by $927 and shares of beneficial interest decreased by $1,654,175. This reclassification had no effect on the net assets of the Fund.
  Primarily as a result of differing book/tax treatment of foreign currency transactions, on March 31, 2010, undistributed net investment income was decreased by $128,439, undistributed net realized gain (loss) was increased by $128,439. This reclassification had no effect on the net assets of the Fund.

21        Invesco Energy Fund

NOTE 11—Share Information

	Summary of Share Activity

	One month ended		Year ended March 31,
	April 30, 2010(a)		2010(a)		2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	552,138	$20,354,005	8,327,780	$267,638,803	10,398,527	$382,101,561

Class B	53,858	1,831,629	803,280	23,897,492	1,269,221	45,942,470

Class C	166,402	5,515,665	2,235,710	65,084,582	2,572,358	84,211,834

Class Y(b)	62,387	2,294,781	1,390,407	45,500,983	403,637	10,086,132

Investor Class	289,815	10,617,907	3,710,094	120,348,496	6,023,554	241,173,477

Institutional Class	44,412	1,651,654	183,375	6,361,877	188,427	8,951,224

Issued as reinvestment of dividends:
Class A	—	—	13,291	442,945	285,778	6,898,558

Class B	—	—	—	—	58,006	1,306,286

Class C	—	—	—	—	91,070	2,000,845

Class Y	—	—	1,466	48,766	1,297	31,212

Investor Class	—	—	9,299	308,815	226,831	5,455,427

Institutional Class	—	—	524	17,731	2,059	50,466

Automatic conversion of Class B shares to Class A shares:
Class A	32,533	1,194,598	274,993	8,868,445	391,494	14,947,875

Class B	(35,208)	(1,194,598)	(296,494)	(8,868,445)	(418,552)	(14,947,875)

Reacquired:
Class A(b)	(465,311)	(17,173,098)	(7,042,337)	(228,012,086)	(11,596,146)	(410,517,049)

Class B	(49,482)	(1,685,034)	(683,544)	(20,435,932)	(1,595,886)	(51,882,449)

Class C	(202,135)	(6,744,387)	(1,430,084)	(41,698,331)	(2,827,045)	(89,673,357)

Class Y	(52,977)	(1,948,229)	(431,095)	(14,144,707)	(32,164)	(771,547)

Investor Class(b)	(280,937)	(10,298,561)	(4,329,750)	(139,574,306)	(7,789,962)	(284,622,039)

Institutional Class	(13,338)	(492,786)	(145,947)	(4,682,413)	(100,663)	(4,805,920)

Net increase (decrease) in share activity	102,157	$3,923,546	2,590,968	$81,102,715	(2,448,159)	$(54,062,869)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% and 24% of the outstanding shares of the Fund for the one month ended April 30, 2010 and the year ended March 31, 2010, respectively. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	73,065	$2,274,502

Class A	(47,663)	(1,489,020)

Investor Class	(25,232)	(785,482)

22        Invesco Energy Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
One month ended 04/30/10	$35.34	$(0.03)	$0.68	$0.65	$—	$—	$—	$35.99	1.84%	$742,987	1.16	%(d)	1.16	%(d)	(1.00	)%(d)	9%
Year ended 03/31/10	23.91	0.07	11.38	11.45	(0.02)	—	(0.02)	35.34	47.91	725,470	1.17	(e)	1.18	(e)	0.22	(e)	49
Year ended 03/31/09	43.71	0.07	(19.47)	(19.40)	—	(0.40)	(0.40)	23.91	(44.39)	453,133	1.16		1.17		0.20		61
Year ended 03/31/08	41.02	0.00	13.10	13.10	—	(10.41)	(10.41)	43.71	32.35	851,105	1.11		1.12		0.01		64
Year ended 03/31/07	43.17	(0.04)	4.44	4.40	—	(6.55)	(6.55)	41.02	10.48	538,155	1.17		1.17		(0.08)		52
Year ended 03/31/06	32.86	(0.06)	12.73	12.67	—	(2.36)	(2.36)	43.17	38.90	525,619	1.19		1.19		(0.16)		72

Class B
One month ended 04/30/10	32.68	(0.05)	0.62	0.57	—	—	—	33.25	1.75	109,771	1.91	(d)	1.91	(d)	(1.75	)(d)	9
Year ended 03/31/10	22.26	(0.16)	10.58	10.42	—	—	—	32.68	46.81	108,880	1.92	(e)	1.93	(e)	(0.53	)(e)	49
Year ended 03/31/09	41.04	(0.19)	(18.19)	(18.38)	—	(0.40)	(0.40)	22.26	(44.79)	78,085	1.91		1.92		(0.55)		61
Year ended 03/31/08	39.28	(0.32)	12.49	12.17	—	(10.41)	(10.41)	41.04	31.35	172,190	1.86		1.87		(0.74)		64
Year ended 03/31/07	41.90	(0.34)	4.27	3.93	—	(6.55)	(6.55)	39.28	9.64	136,404	1.92		1.92		(0.83)		52
Year ended 03/31/06	32.17	(0.35)	12.44	12.09	—	(2.36)	(2.36)	41.90	37.92	147,270	1.93		1.93		(0.90)		72

Class C
One month ended 04/30/10	31.88	(0.05)	0.61	0.56	—	—	—	32.44	1.76	207,451	1.91	(d)	1.91	(d)	(1.75	)(d)	9
Year ended 03/31/10	21.71	(0.16)	10.33	10.17	—	—	—	31.88	46.85	205,003	1.92	(e)	1.93	(e)	(0.53	)(e)	49
Year ended 03/31/09	40.06	(0.19)	(17.76)	(17.95)	—	(0.40)	(0.40)	21.71	(44.82)	122,123	1.91		1.92		(0.55)		61
Year ended 03/31/08	38.53	(0.32)	12.26	11.94	—	(10.41)	(10.41)	40.06	31.37	231,832	1.86		1.87		(0.74)		64
Year ended 03/31/07	41.22	(0.34)	4.20	3.86	—	(6.55)	(6.55)	38.53	9.63	156,394	1.92		1.92		(0.83)		52
Year ended 03/31/06	31.68	(0.35)	12.25	11.90	—	(2.36)	(2.36)	41.22	37.91	171,500	1.93		1.93		(0.90)		72

Class Y
One month ended 04/30/10	35.31	(0.02)	0.67	0.65	—	—	—	35.96	1.84	48,291	0.91	(d)	0.91	(d)	(0.75	)(d)	9
Year ended 03/31/10	23.86	0.16	11.36	11.52	(0.07)	—	(0.07)	35.31	48.29	47,084	0.92	(e)	0.93	(e)	0.47	(e)	49
Year ended 03/31/09(f)	31.13	0.04	(6.91)	(6.87)	—	(0.40)	(0.40)	23.86	(22.08)	8,894	1.04	(g)	1.05	(g)	0.32	(g)	61

Investor Class
One month ended 04/30/10	35.22	(0.03)	0.67	0.64	—	—	—	35.86	1.82	484,002	1.16	(d)	1.16	(d)	(1.00	)(d)	9
Year ended 03/31/10	23.82	0.07	11.35	11.42	(0.02)	—	(0.02)	35.22	47.96	475,026	1.17	(e)	1.18	(e)	0.22	(e)	49
Year ended 03/31/09	43.56	0.07	(19.41)	(19.34)	—	(0.40)	(0.40)	23.82	(44.40)	335,874	1.16		1.17		0.20		61
Year ended 03/31/08	40.91	0.00	13.06	13.06	—	(10.41)	(10.41)	43.56	32.34	681,147	1.11		1.12		0.01		64
n Year ended 03/31/07	43.07	(0.04)	4.43	4.39	—	(6.55)	(6.55)	40.91	10.48	491,847	1.17		1.17		(0.08)		52
Year ended 03/31/06	32.78	(0.06)	12.71	12.65	—	(2.36)	(2.36)	43.07	38.94	568,579	1.18		1.18		(0.15)		72

Institutional Class
One month ended 04/30/10	35.93	(0.02)	0.69	0.67	—	—	—	36.60	1.87	7,667	0.77	(d)	0.77	(d)	(0.61	)(d)	9
Year ended 03/31/10	24.32	0.21	11.59	11.80	(0.19)	—	(0.19)	35.93	48.57	6,411	0.74	(e)	0.75	(e)	0.65	(e)	49
Year ended 03/31/09	44.23	0.24	(19.75)	(19.51)	—	(0.40)	(0.40)	24.32	(44.11)	3,416	0.70		0.71		0.66		61
Year ended 03/31/08	41.25	0.20	13.19	13.39	—	(10.41)	(10.41)	44.23	32.90	2,240	0.68		0.69		0.44		64
Year ended 03/31/07	43.20	0.16	4.44	4.60	—	(6.55)	(6.55)	41.25	10.95	101	0.72		0.72		0.37		52
Year ended 03/31/06(f)	46.46	0.02	(3.28)	(3.26)	—	—	—	43.20	(7.02)	67	0.80	(g)	0.80	(g)	0.23	(g)	72

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $757,698, $113,428, $214,082, $49,103, $495,626 and $7,800 for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Ratios are based on average daily net assets (000’s omitted) of $653,712, $104,309, $181,926, $28,613, $447,448 and $3,614 Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively.
(f)	Commencement date of Class Y and Institutional Class shares was October 3, 2008 and January 31, 2006, respectively.
(g)	Annualized.

23        Invesco Energy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Energy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Energy Fund (formerly known as AIM Energy Fund; one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2010 and at March 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2010 and at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 4, 2010
Houston, Texas

24        Invesco Energy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2009 through April 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(11/01/09)	(04/30/10)[1]	Period[2]	(04/30/10)	Period[2]	Ratio
A	$1,000.00	$1,077.60	$6.03	$1,018.99	$5.86	1.17%

B	1,000.00	1,073.60	9.87	1,015.27	9.59	1.92

C	1,000.00	1,073.50	9.87	1,015.27	9.59	1.92

Y	1,000.00	1,079.20	4.74	1,020.23	4.61	0.92

Investor	1,000.00	1,077.60	6.03	1,018.99	5.86	1.17

Institutional	1,000.00	1,080.10	4.07	1,020.88	3.96	0.79

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2009 through April 30, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

25        Invesco Energy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2009 through March 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(10/01/09)	(03/31/10)[1]	Period[2]	(03/31/10)	Period[2]	Ratio
A	$1,000.00	$1,048.80	$5.87	$1,019.20	$5.79	1.15%

B	1,000.00	1,045.10	9.69	1,015.46	9.55	1.90

C	1,000.00	1,044.90	9.69	1,015.46	9.55	1.90

Y	1,000.00	1,050.50	4.60	1,020.44	4.53	0.90

Investor	1,000.00	1,049.00	5.87	1,019.20	5.79	1.15

Institutional	1,000.00	1,051.00	3.89	1,021.14	3.83	0.76

[1]	The actual ending account value is based on the actual total return of the Fund for the period October 1, 2009 through March 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

26        Invesco Energy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended:

Federal and State Income Tax	April 30, 2010	March 31, 2010

Qualified Dividend Income*	0%	100%
Corporate Dividends Received Deduction*	0%	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        Invesco Energy Fund

Trustees and Officers
The address of each trustee and officer of AIM Sector Funds (Invesco Sector Funds) (the “Trust”), is 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. Each trustee oversees 197 portfolios in the Invesco Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Other
	and/ or		Directorship(s)
Name, Year of Birth and	Officer		Held by
Position(s) Held with the Trust	Since	Principal Occupation(s) During Past 5 Years	Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Capital Management, Inc. ) (formerly, Invesco Aim Capital Management, Inc.); President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider)	ACE Limited (insurance company); and Investment Company Institute

Bob R. Baker — 1936 Trustee	1983	Retired	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	1997	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers — (continued)

	Trustee		Other
	and/ or		Directorship(s)
Name, Year of Birth and	Officer		Held by
Position(s) Held with the Trust	Since	Principal Occupation(s) During Past 5 Years	Trustee
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Capital Management (formerly known as Invesco Aim Capital Management, Inc.); Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Vice President, Invesco Investment Services (formerly known as Invesco Aim Investment Services, Inc.) and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The AIM Family of Funds®; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Capital Management Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Private Asset Management Inc. (formerly known as Invesco Aim Private Asset Management, Inc.); Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Advisers, Inc., Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc. and Invesco Private Asset Management Inc. (formerly known as Invesco Aim Private Asset Management, Inc.)	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.); President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.); Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc. and Invesco Private Asset Management, Inc. (formerly known as Invesco Aim Private Asset Management, Inc.)	N/A
T-2

Trustees and Officers — (continued)

	Trustee		Other
	and/ or		Directorship(s)
Name, Year of Birth and	Officer		Held by
Position(s) Held with the Trust	Since	Principal Occupation(s) During Past 5 Years	Trustee
Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group Inc. (formerly known as Invesco Aim Management Group, Inc.); Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.); Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Fund Management Company	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801
T-3

Go Paperless with eDelivery
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•	economical. Help reduce your fund’s printing and delivery expenses and put more capital back in your fund’s returns.

•	efficient. Stop waiting for regular mail. Your documents will be sent via email as soon as they’re available.

•	easy. Download, save and print files using your home computer with a few clicks of your mouse.
This service is provided by Invesco Investment Services, Inc.
Invesco Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     If used after July 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
     On April 30, 2010, Invesco Aim Distributors, Inc. became Invesco Distributors, Inc., Invesco Aim investment Services, Inc. became Invesco Investment Services, Inc., and AIM funds became Invesco funds. In addition, invescoaim.com became invesco.com.
l-ENE-AR-l          Invesco Distributors, Inc.

Annual Report to Shareholders
April 30, 2010
Invesco Financial Services Fund
Effective April 30, 2010, AIM Financial Services Fund
was renamed Invesco Financial Services Fund.
2 Letters to Shareholders
4 Performance Summary
4 Management Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
11 Financial Statements
13 Notes to Financial Statements
20 Financial Highlights
21 Auditor’s Report
22 Fund Expenses
24 Tax Information
T-1 Trustees and Officers

Letters to Shareholders
Dear Shareholders:
In the 13 months covered by this report, the U.S. economy improved dramatically from where it stood in early 2009. In the third quarter of 2009, the economy ended its year-long contraction and began growing again. Major U.S. stock market indexes rose sharply in anticipation of economic improvement; despite occasional volatility, they continued rising as evidence mounted that the recovery was genuine. Over the last year, global equity indexes also rallied strongly from their early 2009 lows.
     While economic improvement was undeniable, unemployment remained high by historical standards, and unfortunately it appeared unlikely that the jobless rate would decline significantly anytime soon. Stubbornly high unemployment continued to cast a pall over the nation’s economic outlook.
Timely communication
     Unpredictable and volatile markets, together with economic uncertainty, caused many of you to seek information relative to your investments. Some of you contacted your financial advisers to ask questions and obtain guidance. Others visited our website, invesco.com, where we offer timely market commentary, investor education information and sector updates. In particular, I recommend the Investment Perspectives articles featured on our home page; they are written by Invesco’s investment professionals and cover a wide range of topics that are updated regularly.
     Also on our website, you’ll find a commentary from me that discusses the name change we made on April 30 — from Invesco Aim to Invesco. Some of the changes related to this event include all AIM funds being renamed Invesco funds. (It’s important to note that the funds’ investment strategies and objectives have not changed.) You’ll notice on this report the Invesco logo has replaced the previous Invesco Aim logo. And our new Web address is now invesco.com. These changes are the latest steps in the rebranding process we began two years ago, when we added Invesco in front of Aim. For more information about the change, please read the shareholder Q&A on the account balance page at invesco.com.
     At invesco.com you can also access your Fund’s latest quarterly commentary. Simply click on Mutual Funds inside the Financial Products box. Then, in the Fund Information box, click on Quarterly Commentary and select your Fund.
     Timely information like that available on our website — together with the advice and guidance of a trusted financial adviser — can be especially useful in uncertain times. Market volatility and economic uncertainty are two factors that can prompt investors to abandon their long-term saving and investment plans. A financial adviser can show you just how costly that could be over the long term — and can explain that saving more and investing more regularly is a time-tested way to build a solid portfolio. He or she can help you identify appropriate investments, given your individual risk tolerance, time horizon and investment goals.
Taking our business forward
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, was completed on June 1, 2010. Our two companies have similar investment philosophies and cultures, as well as complementary investment expertise. I believe this combination represents the next step in our company’s evolution — and will allow us to better serve you through:
•	Greater efficiencies and cost savings

•	A broader range of investment options

•	A continued commitment to investment excellence, with complementary portfolio management expertise
     While market conditions change from time to time, our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service will not.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a question or comment for me, please email me at phil@invesco.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2   Invesco Financial Services Fund

Dear Fellow Shareholders:
By all accounts, last year was a challenging year for all of us. Although the economy and financial markets whipsawed, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from last year is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees — Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting — whose members exercise oversight to maintain the Invesco Funds’ “Investor First” orientation.)
     To that end, some of you may have seen that Invesco is assuming the management of the Van Kampen family of mutual funds as well as Morgan Stanley’s retail funds. We view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3   Invesco Financial Services Fund

Management’s Discussion of Fund Performance
Performance summary
For the 13 months ended April 30, 2010, all share classes of Invesco Financial Services Fund, at net asset value, outperformed the S&P 500 Index, the S&P Financials Index and the Lipper Financial Services Funds Index.
     While many individual holdings in various financial industries contributed to the Fund’s performance, the underlying reason for our outperformance was the Fund’s offensive position, which drove performance as the sector recovered from lows reached early in 2009.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 3/31/09 to 4/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	84.90%
Class B Shares	83.75
Class C Shares	83.71
Class Y Shares	85.59
Investor Class Shares	84.75
S&P 500 Index▼ (Broad Market Index)	47.26
S&P 500 Financials Index▼ (Style-Specific Index)	76.91
Lipper Financial Services Funds Index▼ (Peer Group Index)	67.34
▼Lipper Inc.
How we invest
We seek to create wealth for our shareholders by maintaining a long-term investment horizon and investing in two primary opportunities we believe have historically resulted in superior investment returns within the financials sector:
•	Financial companies trading at a significant discount to our estimate of intrinsic value because of excessive short-term investor pessimism. Estimated intrinsic value is a measure based primarily on the estimated future cash flows generated by the businesses.
•	Reasonably valued financial companies that demonstrate superior capital discipline by returning excess capital to shareholders in the form of dividends and share repurchases.
     We maintain a proprietary database of intrinsic value estimates and screen financial companies for those we deem to be of acceptable quality. Purchase candidates are subject to exhaustive fundamental analysis. We focus on the drivers of estimated intrinsic value such as normalized earnings power, marginal returns on economic equity (which adjusts for distortions present in accounting numbers) and sustainable growth. Additionally, we strive to understand a company’s ability and willingness to grow capital returned to shareholders in the future. Finally, we focus on quality, including competitive position, management and financial strength.
     In constructing a portfolio, we attempt to mitigate risk in multiple ways, including by diversifying holdings across industries and businesses that react in different ways to changes in interest rates and economic cycles.
     We will sell a stock for four primary reasons: a more attractive investment opportunity arises; a stock is trading significantly above our estimate of its intrinsic value; deterioration in capital adequacy or earnings threatens a return-of-capital program; or a change in business fundamentals is inadequately reflected in undervaluation.
     We believe a portfolio of undervalued and capital-disciplined quality financial companies that profitably grow cash flows over time provides the best opportunity for superior long-term investment results.
Market conditions and your Fund
The U.S. economy provided signs of improvement during the period, offering indications that the economy has transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to a private economic recovery was uncertain. The U.S. Federal Reserve’s (the Fed) federal funds target rate remained quite low, in a range of between zero and 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with quarterly growth, on an annualized basis, of 2.2%, 5.6% and 3.0% for the third and fourth quarter of 2009, and the first quarter 2010, respectively.2 Inflation, measured by the seasonally adjusted Consumer Price Index, remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during the first quarter of 2010 and stood at a rate of 9.9% nationwide as of April 2010.3
     The financials sector led the market during the reporting period rising by more than 75%.4 While the extreme strains caused by the 2008-2009 financial crisis abated, concerns about economic resilience and the impact of pending financial services reform remained. Consequently, valuations in the sector remained at appealing levels in our opinion.
     In this environment, all share classes of the Fund posted gains and, at net asset value, outperformed the Fund’s broad market index, style-specific index and peer group index for the reporting period. The Fund’s outperformance can be attributed to an offensive posture
Fund data as of 4/30/10
Portfolio Composition
By sector

Financials	83.9%
Information Technology	7.3
Health Care	3.2
Consumer Discretionary	1.5
Money Market Fund
Plus Other Assets Less Liabilities	4.1

Total Net Assets	$218.5 million

Total Number of Holdings*	34
Top 10 Equity Holdings*

1. Capital One Financial Corp.	6.8%
2. JPMorgan Chase & Co.	6.0
3. Bank of America Corp.	5.3
4. American Express Co.	5.3
5. Fifth Third Bancorp	5.2
6. XL Capital Ltd.-Class A	4.6
7. Zions Bancorp	4.4
8. State Street Corp.	4.2
9. SLM Corp.	4.1
10. Moody’s Corp.	3.8
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
4     Invesco Financial Services Fund

during the reporting period, as the Fund was positioned to benefit from an abating of the financial crisis.
     The largest contributors to Fund performance were Capital One Financial, American Express and XL Capital. Both Capital One Financial and American Express, after declining in early 2009 ahead of the bank stress tests and amid concerns over credit card losses, rebounded during the reporting period, posting gains in excess of 200%. Investor concerns about the credit card business continued to linger, resulting in undervaluation, in our opinion, despite the sizable rebounds. After declining significantly in 2008 and early 2009 due to capital and credit-related issues, specialty insurance provider XL Capital’s stock also rebounded as investor concerns abated from what, in retrospect, were excessively pessimistic views. We continued to believe the company was undervalued despite the stock’s significant rebound.
     The only stock in the portfolio to decline over the reporting period was CIT Group. CIT is a commercial finance company that, in late 2008, became a bank holding company and received Troubled Asset Relief Program (TARP) support. As a result, we believed that CIT had ample capital and liquidity to weather the financial crisis. During the third quarter of 2009, we sold CIT at a significant loss after it became apparent that CIT would need, but lacked, further government support.
     We believe many stressed financial companies have now raised enough capital to handle credit losses that are widely expected to be severe. Economies around the world continue to show signs of stabilization or recovery. Financial stocks have rebounded dramatically from their extremely depressed levels in March 2009. Despite strong stock performance in the sector, we continue to see opportunities, given historically low valuation levels and unusually wide valuation differences within the sector. While regulatory and political developments will grab headlines in 2010, and some changes will prove important, we believe the path and robustness of economic recovery will ultimately determine the financials sector’s future performance.
     Markets experienced a strong recovery during the reporting period, and all of the Fund’s share classes, at net asset value, outperformed the Fund’s indexes. Regardless of the macroeconomic environment, we remain focused on identifying financial companies that we believe are undervalued and that exhibit capital discipline.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult a financial adviser to discuss your individual financial program.
     Thank you for your investment in Invesco Financial Services Fund and for sharing our long-term investment horizon.
1  U.S. Federal Reserve
2  Bureau of Economic Analysis
3  Bureau of Labor Statistics
4  Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Michael Simon
Chartered Financial Analyst, senior portfolio manager, is lead manager of Invesco Financial Services Fund. He started his investment career in 1989 and joined Invesco in 2001. Mr. Simon earned a B.B.A. in finance from Texas Christian University and an M.B.A. with high honors from the Graduate School of Business at the University of Chicago.
Meggan Walsh
Chartered Financial Analyst, senior portfolio manager, is manager of Invesco Financial Services Fund. She began her investment career in 1987 and joined Invesco in 1991. Ms. Walsh earned a B.S. in finance from the University of Maryland and an M.B.A. from Loyola University Maryland.
Assisted by the Financial Services Team
Fund data as of 3/31/10
Portfolio Composition
By sector

Financials	85.2%
Information Technology	7.1
Health Care	3.6
Consumer Discretionary	1.5
Money Market Funds
Plus Other Assets Less Liabilities	2.6

Total Net Assets	$211.2 million

Total Number of Holdings*	36
Top 10 Equity Holdings*

1. Capital One Financial Corp.	6.7%
2. JPMorgan Chase & Co.	6.5
3. Bank of America Corp.	5.5
4. XL Capital Ltd.-Class A	5.0
5. Fifth Third Bancorp	4.9
6. American Express Co.	4.9
7. Moody’s Corp.	4.7
8. SLM Corp.	4.3
9. UnitedHealth Group Inc.	3.6
10. Zions Bancorp	3.5
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
5   Invesco Financial Services Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class without Sales Charges since Inception
Index data from 5/31/86, Fund data from 6/2/86

1	Lipper Inc.
Results of a $10,000 Investment — Oldest Share Class with Sales Charges since Inception
Index data from 1/31/00, Fund data from 2/14/00

1	Lipper Inc.
Past performance cannot guarantee comparable future results.
     The performance data shown in the first chart above is that of the Fund’s Investor class shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Investor Class shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.
     The performance data shown in the second chart above is that of the Fund’s Class C shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class C shares. The data shown in the second chart above includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     Both charts above are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In both charts, each segment represents a doubling, or 100% change, in the value of the investment.
6   Invesco Financial Services Fund

Average Annual Total Returns
As of 4/30/10, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	-6.47%
5 Years	-11.35
1 Year	50.85

Class B Shares
Inception (3/28/02)	-6.42%
5 Years	-11.21
1 Year	53.89

Class C Shares
Inception (2/14/00)	-2.71%
10 Years	3.77
5 Years	-11.02
1 Year	57.66

Class Y Shares
10 Years	2.98%
5 Years	-10.26
1 Year	60.35

Investor Class Shares
Inception (6/2/86)	8.23%
10 Years	3.02
5 Years	-10.35
1 Year	59.85
Average Annual Total Returns
As of 3/31/10, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	-6.81%
5 Years	-11.87
1 Year	79.41

Class B Shares
Inception (3/28/02)	-6.76%
5 Years	-11.74
1 Year	83.59

Class C Shares
Inception (2/14/00)	-2.96%
10 Years	4.32
5 Years	-11.54
1 Year	87.60

Class Y Shares
10 Years	3.54%
5 Years	-10.80
1 Year	90.47

Investor Class Shares
Inception (6/2/86)	8.15%
10 Years	3.57
5 Years	-10.87
1 Year	89.74
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 1.65%, 2.40%, 2.40%, 1.40% and 1.65%, respectively. The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 1.66%, 2.41%, 2.41%, 1.41% and 1.66%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past on Class A and Class B shares, performance would have been lower.
New Fiscal Year-End
Since our last report to you, the Fund’s fiscal year-end was changed from March 31 to April 30.
7   Invesco Financial Services Fund

Invesco Financial Services Fund’s investment objective is capital growth.
•	Unless otherwise stated, information presented in this report is as of April 30, 2010, and is based on total net assets.

•	Unless otherwise noted, all data provided by Invesco.

•	To access your Fund’s reports/prospectus visit invesco.com/fundreports.
About share classes
•	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

•	Class Y shares are available to only certain investors. Please see the prospectus for more information.

•	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.
Principal risks of investing in the Fund
•	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•	The financial services sector is subject to extensive government regulation, which may change frequently. The profitability of businesses in this sector depends heavily on the availability and cost of money and may fluctuate significantly in response to changes to interest rates and general economic conditions.

•	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

•	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

•	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

•	The prices of securities held by the Fund may decline in response to market risks.

•	Nondiversification increases the risk that the value of the Fund’s shares may vary more widely, and the Fund may be subject to greater investment and credit risk than if it invested more broadly.

•	The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
About indexes used in this report
•	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

•	The S&P 500 Financials Index is an unmanaged index considered representative of the financial market.

•	The Lipper Financial Services Funds Index is an unmanaged index considered representative of financial services funds tracked by Lipper.

•	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

•	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
•	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

•	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

•	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
Fund Nasdaq Symbols

Class A Shares	IFSAX
Class B Shares	IFSBX
Class C Shares	IFSCX
Class Y Shares	IFSYX
Investor Class Shares	FSFSX
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
8   Invesco Financial Services Fund

Schedule of Investments(a)

April 30, 2010

	Shares	Value

Common Stocks–95.94%
Asset Management & Custody Banks–10.33%
Federated Investors, Inc.–Class B	221,746	$5,348,514

Legg Mason, Inc.	253,276	8,026,316

State Street Corp.	211,614	9,205,209

		22,580,039

Consumer Finance–16.18%
American Express Co.	250,811	11,567,403

Capital One Financial Corp.	344,075	14,936,296

SLM Corp.(b)	723,804	8,859,361

		35,363,060

Data Processing & Outsourced Services–7.31%
Alliance Data Systems Corp.(b)	80,312	6,028,219

Automatic Data Processing, Inc.	106,137	4,602,100

Heartland Payment Systems, Inc.	167,288	3,074,754

Western Union Co.	124,529	2,272,654

		15,977,727

Diversified Capital Markets–2.34%
UBS AG (Switzerland)(b)	332,111	5,121,152

Insurance Brokers–6.20%
Marsh & McLennan Cos., Inc.	290,134	7,027,045

National Financial Partners Corp.(b)	185,789	2,859,293

Willis Group Holdings PLC (Ireland)	106,378	3,664,722

		13,551,060

Investment Banking & Brokerage–5.33%
FBR Capital Markets Corp.(b)	1,014,620	4,799,153

Morgan Stanley	226,416	6,842,291

		11,641,444

Life & Health Insurance–2.34%
Prudential Financial, Inc.	25,727	1,635,208

StanCorp Financial Group, Inc.	77,140	3,468,215

		5,103,423

Managed Health Care–3.21%
UnitedHealth Group Inc.	231,351	7,012,249

Other Diversified Financial Services–14.54%
Bank of America Corp.	650,002	11,589,536

Citigroup Inc.(b)	1,631,038	7,127,636

JPMorgan Chase & Co.	306,573	13,053,878

		31,771,050

Property & Casualty Insurance–4.93%
Allstate Corp. (The)	23,704	774,410

XL Capital Ltd.–Class A	562,139	10,006,074

		10,780,484

Regional Banks–15.36%
Fifth Third Bancorp	768,515	11,458,559

First Horizon National Corp.(b)	33,889	479,529

First Midwest Bancorp, Inc.	89,813	1,365,157

SunTrust Banks, Inc.	268,598	7,950,501

Wilmington Trust Corp.	150,000	2,599,500

Zions Bancorp.	338,059	9,712,435

		33,565,681

Reinsurance–1.29%
Transatlantic Holdings, Inc.	56,769	2,823,122

Specialized Consumer Services–1.47%
H&R Block, Inc.	175,608	3,215,382

Specialized Finance–3.76%
Moody’s Corp.	332,178	8,211,440

Thrifts & Mortgage Finance–1.35%
Ocwen Financial Corp.(b)	254,907	2,944,176

Total Common Stocks (Cost $251,863,464)		209,661,489

Money Market Funds–4.02%
Liquid Assets Portfolio–Institutional Class(c)	4,393,918	4,393,918

Premier Portfolio–Institutional Class(c)	4,393,917	4,393,917

Total Money Market Funds (Cost $8,787,835)		8,787,835

TOTAL INVESTMENTS–99.96% (Cost $260,651,299)		218,449,324

OTHER ASSETS LESS LIABILITIES–0.04%		85,366

NET ASSETS–100.00%		$218,534,690

Investment Abbreviations:

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Financial Services Fund

Schedule of Investments(a)

March 31, 2010

	Shares	Value

Common Stocks–97.40%
Asset Management & Custody Banks–10.44%
Blackstone Group L.P. (The)	154,057	$2,156,798

Federated Investors, Inc.–Class B	221,746	5,849,659

Legg Mason, Inc.	253,276	7,261,423

State Street Corp.	150,484	6,792,848

		22,060,728

Consumer Finance–15.94%
American Express Co.	250,811	10,348,462

Capital One Financial Corp.	344,075	14,248,146

SLM Corp.(b)	723,804	9,062,026

		33,658,634

Data Processing & Outsourced Services–7.14%
Alliance Data Systems Corp.(b)	80,312	5,139,165

Automatic Data Processing, Inc.	106,137	4,719,912

Heartland Payment Systems, Inc.	167,288	3,111,557

Western Union Co.	124,529	2,112,012

		15,082,646

Diversified Capital Markets–2.56%
UBS AG (Switzerland)(b)	332,111	5,406,767

Insurance Brokers–6.17%
Marsh & McLennan Cos., Inc.	290,134	7,085,072

National Financial Partners Corp.(b)	185,789	2,619,625

Willis Group Holdings PLC (Ireland)	106,378	3,328,568

		13,033,265

Investment Banking & Brokerage–5.33%
FBR Capital Markets Corp.(b)	1,014,620	4,616,521

Morgan Stanley	226,416	6,631,725

		11,248,246

Life & Health Insurance–2.99%
Primerica, Inc.	72,735	1,091,025

Prudential Financial, Inc.	25,727	1,556,484

StanCorp Financial Group, Inc.	77,140	3,674,178

		6,321,687

Managed Health Care–3.58%
UnitedHealth Group Inc.	231,351	7,558,237

Other Diversified Financial Services–15.12%
Bank of America Corp.	650,002	11,602,535

Citigroup Inc.(b)	1,631,038	6,605,704

JPMorgan Chase & Co.	306,573	13,719,142

		31,927,381

Property & Casualty Insurance–5.39%
Allstate Corp. (The)	23,704	765,876

XL Capital Ltd.–Class A	562,139	10,624,427

		11,390,303

Regional Banks–13.82%
Fifth Third Bancorp	768,515	10,444,119

First Horizon National Corp.(b)	33,889	476,146

First Midwest Bancorp, Inc.	89,813	1,216,966

SunTrust Banks, Inc.	268,598	7,195,741

Wilmington Trust Corp.	150,000	2,485,500

Zions Bancorp.	338,059	7,376,447

		29,194,919

Reinsurance–1.42%
Transatlantic Holdings, Inc.	56,769	2,997,403

Specialized Consumer Services–1.48%
H&R Block, Inc.	175,608	3,125,822

Specialized Finance–4.68%
Moody’s Corp.	332,178	9,882,295

Thrifts & Mortgage Finance–1.34%
Ocwen Financial Corp.(b)	254,907	2,826,919

Total Common Stocks (Cost $254,817,595)		205,715,252

Money Market Funds–3.24%
Liquid Assets Portfolio–Institutional Class(c)	3,424,896	3,424,896

Premier Portfolio–Institutional Class(c)	3,424,895	3,424,895

Total Money Market Funds (Cost $6,849,791)		6,849,791

TOTAL INVESTMENTS–100.64% (Cost $261,667,386)		212,565,043

OTHER ASSETS LESS LIABILITIES–(0.64)%		(1,346,519)

NET ASSETS–100.00%		$211,218,524

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Financial Services Fund

Statement of Assets and Liabilities

April 30, 2010 and March 31, 2010

	April 30,	March 31,
	2010	2010

Assets:
Investments, at value (Cost $251,863,464 and $254,817,595, respectively)	$209,661,489	$205,715,252

Investments in affiliated money market funds, at value and cost	8,787,835	6,849,791

Total investments, at value (Cost $260,651,299 and $261,667,386, respectively)	218,449,324	212,565,043

Receivables for:
Fund shares sold	554,707	170,552

Dividends	116,600	159,192

Investment for trustee deferred compensation and retirement plans	69,998	71,468

Other assets	29,274	22,615

Total assets	219,219,903	212,988,870

Liabilities:
Payables for:
Investments purchased	—	1,091,025

Fund shares reacquired	248,036	263,537

Accrued fees to affiliates	225,321	221,496

Accrued other operating expenses	134,216	68,017

Trustee deferred compensation and retirement plans	77,640	126,271

Total liabilities	685,213	1,770,346

Net assets applicable to shares outstanding	$218,534,690	$211,218,524

Net assets consist of:
Shares of beneficial interest	$403,343,789	$401,349,505

Undistributed net investment income (loss)	(77,131)	(78,024)

Undistributed net realized gain (loss)	(142,529,993)	(140,950,614)

Unrealized appreciation (depreciation)	(42,201,975)	(49,102,343)

	$218,534,690	$211,218,524

Net Assets:
Class A	$43,946,530	$41,401,752

Class B	$6,990,456	$7,039,732

Class C	$14,936,103	$14,123,027

Class Y	$2,068,557	$1,966,510

Investor Class	$150,593,044	$146,687,503

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	5,204,924	5,023,792

Class B	829,502	855,200

Class C	1,843,732	1,785,022

Class Y	242,347	236,095

Investor Class	17,691,180	17,655,100

Class A:
Net asset value per share	$8.44	$8.24

Maximum offering price per share (Net asset value of $8.44 divided by 94.50%) (Net asset value of $8.24 divided by 94.50%)	$8.93	$8.72

Class B:
Net asset value and offering price per share	$8.43	$8.23

Class C:
Net asset value and offering price per share	$8.10	$7.91

Class Y:
Net asset value and offering price per share	$8.54	$8.33

Investor Class:
Net asset value and offering price per share	$8.51	$8.31

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Financial Services Fund

Statement of Operations

For the one month ended April 30, 2010 and the year ended March 31, 2010

	One month ended	Year ended
	April 30,	March 31,
	2010	2010

Investment income:
Dividends	$93,071	$2,465,940

Dividends from affiliated money market funds	612	23,026

Total investment income	93,683	2,488,966

Expenses:
Advisory fees	136,409	1,419,237

Administrative services fees	7,471	50,000

Custodian fees	961	10,028

Distribution fees:
Class A	9,017	96,058

Class B	6,028	73,929

Class C	12,293	119,669

Investor Class	31,446	326,590

Transfer agent fees	77,389	1,033,182

Trustees’ and officers’ fees and benefits	2,992	24,363

Professional services fees	15,467	—

Other	7,852	188,629

Total expenses	307,325	3,341,685

Less: Fees waived and expense offset arrangement(s)	(1,227)	(20,915)

Net expenses	306,098	3,320,770

Net investment income (loss)	(212,415)	(831,804)

Net realized gain (loss) from investment securities	(1,579,379)	(23,870,773)

Change in net unrealized appreciation of investment securities	6,900,368	132,497,532

Net realized and unrealized gain	5,320,989	108,626,759

Net increase in net assets resulting from operations	$5,108,574	$107,794,955

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Financial Services Fund

Statement of Changes in Net Assets

For the one month ended April 30, 2010 and the years ended March 31, 2010 and 2009

	One month ended	Year ended	Year ended
	April 30,	March 31,	March 31,
	2010	2010	2009

Operations:
Net investment income (loss)	$(212,415)	$(831,804)	$5,222,179

Net realized gain (loss)	(1,579,379)	(23,870,773)	(116,790,102)

Change in net unrealized appreciation (depreciation)	6,900,368	132,497,532	(126,271,125)

Net increase (decrease) in net assets resulting from operations	5,108,574	107,794,955	(237,839,048)

Distributions to shareholders from net investment income:
Class A	—	(1,054,355)	(488,373)

Class B	—	(143,295)	(107,092)

Class C	—	(270,305)	(94,940)

Class Y	—	(23,002)	(5,176)

Investor Class	—	(3,702,578)	(2,146,172)

Total distributions from net investment income	—	(5,193,535)	(2,841,753)

Distributions to shareholders from net realized gains:
Class A	—	—	(3,967,466)

Class B	—	—	(1,236,068)

Class C	—	—	(1,095,804)

Class Y	—	—	(42,046)

Investor Class	—	—	(17,435,194)

Total distributions from net realized gains	—	—	(23,776,578)

Share transactions-net:
Class A	1,555,012	(2,506,191)	22,229,179

Class B	(210,350)	(2,873,511)	159,218

Class C	492,715	1,943,555	5,758,712

Class Y	56,187	1,287,842	568,238

Investor Class	314,028	(10,374,643)	4,266,378

Net increase (decrease) in net assets resulting from share transactions	2,207,592	(12,522,948)	32,981,725

Net increase (decrease) in net assets	7,316,166	90,078,472	(231,475,654)

Net assets:
Beginning of year	211,218,524	121,140,052	352,615,706

End of year (includes undistributed net investment income (loss) of $(77,131), $(78,024) and 5,066,304, respectively)	$218,534,690	$211,218,524	$121,140,052

Notes to Financial Statements

April 30, 2010

NOTE 1—Significant Accounting Policies

Invesco Financial Services Fund, formerly AIM Financial Services Fund, (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds), formerly AIM Sector Funds, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  On April 30, 2010, the Fund’s fiscal year-end changed from March 31 to April 30.
  The Fund’s investment objective is capital growth.

13        Invesco Financial Services Fund

  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

14        Invesco Financial Services Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
The financial services sector is subject to extensive government regulation, which may change frequently. The profitability of businesses in this sector depends heavily on the availability and cost of money and may fluctuate significantly in response to changes to interest rates and general economic conditions.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

Next $350 million	0.65%

Next $1.3 billion	0.55%

Next $2 billion	0.45%

Next $2 billion	0.40%

Next $2 billion	0.375%

Over $8 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  Effective July 1, 2009, Adviser has contractually agreed, through at least June 30, 2010, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 2.00%, 2.75%, 2.75%, 1.75% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to

15        Invesco Financial Services Fund

exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (iv) extraordinary items or non-routine items; and (4) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses under this limitation for the one month ended April 30, 2010 and the year ended March 31, 2010.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, the Adviser waived advisory fees of $534 and 7,602, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $0 and $1,116, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period April 1, 2010 to April 30, 2010, IDI advised the Fund that IDI retained $2,233 in front-end sales commissions from the sale of Class A shares and $0, $1,921 and $0 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended March 31, 2010, IDI advised the Fund that IDI retained $30,809 in front-end sales commissions from the sale of Class A shares and $794, $22,975 and $4,615 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of April 30, 2010 and March 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

16        Invesco Financial Services Fund

  During the period April 1, 2010 to April 30, 2010 there were no significant transfers between Investment levels.

				April 30, 2010
	Level 1	Level 2	Level 3	Total

Equity Securities	$218,449,324	$—	$—	$218,449,324

				March 31, 2010
	Level 1	Level 2	Level 3	Total

Equity Securities	$212,565,043	$—	$—	$212,565,043

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $693 and $12,197, respectively.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, the Fund paid legal fees of $0 and $2,500, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders Paid:

	April 30, 2010	March 31, 2010	March 31, 2009

Ordinary income	—	$5,193,535	$2,852,868

Long-term capital gain	—	—	23,765,463

Total distributions	—	$5,193,535	$26,618,331

Tax Components of Net Assets at Period-End:

	April 30, 2010	March 31, 2010

Net unrealized appreciation (depreciation) — investments	$(42,656,459)	$(49,556,826)

Temporary book/tax differences	(103,806)	(104,700)

Post-October deferrals	—	(14,131,186)

Capital loss carryforward	(142,048,834)	(126,338,269)

Shares of beneficial interest	403,343,789	401,349,505

Total net assets	$218,534,690	$211,218,524

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and the treatment of partnership investments.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

17        Invesco Financial Services Fund

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of April 30, 2010 and March 31, 2010 which expires as follows:

Capital Loss Carryforward*
Expiration	April 30, 2010	March 31, 2010

April 30, 2016	$96,153,846	$96,153,846

April 30, 2017	30,184,423	30,184,423

April 30, 2018	15,710,565	—

Total capital loss carryforward	$142,048,834	$126,338,269

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period April 1, 2010 to April 30, 2010 was $2,747,712 and $4,122,384 and the year ended March 31, 2010 was $34,274,218 and $47,777,328, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
	April 30, 2010	March 31, 2010

Aggregate unrealized appreciation of investment securities	$20,280,956	$18,362,212

Aggregate unrealized (depreciation) of investment securities	(62,937,415)	(67,919,038)

Net unrealized appreciation (depreciation) of investment securities	$(42,656,459)	$(49,556,826)

Cost of investments for tax purposes	$261,105,783	$262,121,869

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on April 30, 2010, undistributed net investment income (loss) was increased by $213,308 and shares of beneficial interest decreased by $213,308. This reclassification had no effect on the net assets of the Fund.
  Primarily as a result of differing book/tax treatment of net operating losses, on March 31, 2010, undistributed net investment income (loss) was increased by $881,011; undistributed net realized gain (loss) was decreased by $44,410 and shares of beneficial interest decreased by $836,601. This reclassification had no effect on the net assets of the Fund.

18        Invesco Financial Services Fund

NOTE 10—Share Information

	Summary of Share Activity

	One month ended		Year ended		Year ended
	April 30, 2010(a)		March 31, 2010(a)		March 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	323,642	$2,787,096	2,991,551	$20,055,712	3,938,345	$38,542,783

Class B	23,742	204,556	290,259	1,895,468	660,762	6,947,393

Class C	103,958	862,689	949,740	6,150,601	1,084,835	10,073,182

Class Y(b)	8,599	76,548	200,462	1,555,806	67,733	545,825

Investor Class	376,607	3,272,459	3,023,338	20,190,076	3,603,191	35,568,011

Issued as reinvestment of dividends:
Class A	—	—	129,505	972,582	724,329	4,208,363

Class B	—	—	18,123	136,288	220,767	1,282,657

Class C	—	—	35,844	259,156	200,646	1,121,610

Class Y	—	—	2,827	21,426	7,756	45,375

Investor Class	—	—	473,202	3,582,138	3,238,461	18,944,918

Automatic conversion of Class B shares to Class A shares:
Class A	34,408	287,642	312,599	2,147,574	358,188	3,306,169

Class B	(34,490)	(287,642)	(313,481)	(2,147,574)	(358,674)	(3,306,169)

Reacquired:
Class A(b)	(176,918)	(1,519,726)	(3,620,778)	(25,682,059)	(2,619,421)	(23,828,136)

Class B	(14,950)	(127,264)	(402,534)	(2,757,693)	(495,525)	(4,764,663)

Class C	(45,248)	(369,974)	(666,409)	(4,466,202)	(604,184)	(5,436,080)

Class Y	(2,347)	(20,361)	(39,041)	(289,390)	(3,642)	(22,962)

Investor Class(b)	(340,527)	(2,958,431)	(4,896,297)	(34,146,857)	(5,296,436)	(50,246,551)

Net increase (decrease) in share activity	256,476	$2,207,592	(1,511,090)	$(12,522,948)	4,727,131	$32,981,725

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 14% and 13% for year ended March 31, 2010 and the one month ended April 30, 2010, respectively, of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund

Class	Shares	Amount

Class Y	33,662	$385,767

Class A	(25,595)	(291,276)

Investor Class	(8,245)	(94,491)

19        Invesco Financial Services Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Month ended 04/30/10	$8.24	$(0.01)	$0.21	$0.20	$—	$—	$—	$8.44	2.43%	$43,947	1.61	%(d)	1.61	%(d)	(1.10	)%(d)	1%
Year ended 03/31/10	4.46	(0.03)	4.02	3.99	(0.21)	—	(0.21)	8.24	89.87	41,402	1.69	(e)	1.69	(e)	(0.37	)(e)	19
Year ended 03/31/09	15.72	0.22	(10.29)	(10.07)	(0.13)	(1.06)	(1.19)	4.46	(65.84)	23,242	1.64		1.65		2.25		38
Year ended 03/31/08	27.30	0.42	(8.61)	(8.19)	(0.45)	(2.94)	(3.39)	15.72	(31.76)	44,151	1.31		1.31		1.76		15
Year ended 03/31/07	28.22	0.38	2.32	2.70	(0.39)	(3.23)	(3.62)	27.30	9.24	69,846	1.28		1.28		1.33		5
Year ended 03/31/06	27.16	0.32	4.05	4.37	(0.39)	(2.92)	(3.31)	28.22	16.36	71,297	1.32		1.32		1.12		3

Class B
Month ended 04/30/10	8.23	(0.01)	0.21	0.20	—	—	—	8.43	2.43	6,990	2.36	(d)	2.36	(d)	(1.85	)(d)	1
Year ended 03/31/10	4.45	(0.08)	4.01	3.93	(0.15)	—	(0.15)	8.23	88.59	7,040	2.44	(e)	2.44	(e)	(1.12	)(e)	19
Year ended 03/31/09	15.72	0.15	(10.27)	(10.12)	(0.09)	(1.06)	(1.15)	4.45	(66.10)	5,624	2.39		2.40		1.50		38
Year ended 03/31/08	27.22	0.24	(8.58)	(8.34)	(0.22)	(2.94)	(3.16)	15.72	(32.32)	19,428	2.06		2.06		1.01		15
Year ended 03/31/07	28.15	0.16	2.30	2.46	(0.16)	(3.23)	(3.39)	27.22	8.41	43,639	2.03		2.03		0.58		5
Year ended 03/31/06	27.10	0.11	4.03	4.14	(0.17)	(2.92)	(3.09)	28.15	15.51	52,773	2.04		2.04		0.40		3

Class C
Month ended 04/30/10	7.91	(0.01)	0.20	0.19	—	—	—	8.10	2.40	14,936	2.36	(d)	2.36	(d)	(1.85	)(d)	1
Year ended 03/31/10	4.28	(0.08)	3.86	3.78	(0.15)	—	(0.15)	7.91	88.60	14,123	2.44	(e)	2.44	(e)	(1.12	)(e)	19
Year ended 03/31/09	15.23	0.14	(9.94)	(9.80)	(0.09)	(1.06)	(1.15)	4.28	(66.13)	6,281	2.39		2.40		1.50		38
Year ended 03/31/08	26.48	0.23	(8.32)	(8.09)	(0.22)	(2.94)	(3.16)	15.23	(32.28)	11,948	2.06		2.06		1.01		15
Year ended 03/31/07	27.47	0.16	2.24	2.40	(0.16)	(3.23)	(3.39)	26.48	8.39	15,727	2.03		2.03		0.58		5
Year ended 03/31/06	26.51	0.11	3.94	4.05	(0.17)	(2.92)	(3.09)	27.47	15.51	18,872	2.04		2.04		0.40		3

Class Y
Month ended 04/30/10	8.33	(0.01)	0.22	0.21	—	—	—	8.54	2.52	2,069	1.36	(d)	1.36	(d)	(0.85	)(d)	1
Year ended 03/31/10	4.50	(0.01)	4.06	4.05	(0.22)	—	(0.22)	8.33	90.47	1,967	1.44	(e)	1.44	(e)	(0.12	)(e)	19
Year ended 03/31/09(f)	11.46	0.06	(5.83)	(5.77)	(0.13)	(1.06)	(1.19)	4.50	(52.77)	323	1.70	(g)	1.70	(g)	2.19	(g)	38

Investor Class
Month ended 04/30/10	8.31	(0.01)	0.21	0.20	—	—	—	8.51	2.41	150,593	1.61	(d)	1.61	(d)	(1.10	)(d)	1
Year ended 03/31/10	4.50	(0.03)	4.05	4.02	(0.21)	—	(0.21)	8.31	89.74	146,688	1.69	(e)	1.69	(e)	(0.37	)(e)	19
Year ended 03/31/09	15.82	0.23	(10.36)	(10.13)	(0.13)	(1.06)	(1.19)	4.50	(65.79)	85,669	1.64		1.65		2.25		38
Year ended 03/31/08	27.47	0.42	(8.68)	(8.26)	(0.45)	(2.94)	(3.39)	15.82	(31.83)	277,089	1.31		1.31		1.76		15
Year ended 03/31/07	28.37	0.38	2.34	2.72	(0.39)	(3.23)	(3.62)	27.47	9.27	507,787	1.28		1.28		1.33		5
Year ended 03/31/06	27.30	0.33	4.06	4.39	(0.40)	(2.92)	(3.32)	28.37	16.36	563,294	1.30		1.30		1.14		3

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $43,882, $7,334, $14,957, $2,077 and $153,035 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(e)	Ratios are based on average daily net assets (000’s omitted) of $38,423, $7,393, $11,967, $813 and $130,636 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

20        Invesco Financial Services Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Financial Services Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Financial Services Fund (formerly known as AIM Financial Services Fund; one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2010 and at March 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2010 and at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 4, 2010
Houston, Texas

21        Invesco Financial Services Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2009 through April 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(11/01/09)	(04/30/10)[1]	Period[2]	(04/30/10)	Period[2]	Ratio
Class A	$1,000.00	$1,188.20	$8.63	$1,016.91	$7.95	1.59%

Class B	1,000.00	1,184.00	12.67	1,013.19	11.68	2.34

Class C	1,000.00	1,184.20	12.67	1,013.19	11.68	2.34

Class Y	1,000.00	1,190.70	7.28	1,018.15	6.71	1.34

Investor	1,000.00	1,188.00	8.63	1,016.91	7.95	1.59

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2009 through April 30, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

22        Invesco Financial Services Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2009 through March 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(10/01/09)	(03/31/10)[1]	Period[2]	(03/31/10)	Period[2]	Ratio
A	$1,000.00	$1,107.00	$8.46	$1,016.90	$8.10	1.61%

B	1,000.00	1,102.80	12.37	1,013.16	11.85	2.36

C	1,000.00	1,102.70	12.37	1,013.16	11.85	2.36

Y	1,000.00	1,108.80	7.15	1,018.15	6.84	1.36

Investor	1,000.00	1,107.50	8.46	1,016.90	8.10	1.61

[1]	The actual ending account value is based on the actual total return of the Fund for the period October 1, 2009 through March 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

23        Invesco Financial Services Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended:

Federal and State Income Tax	April 30, 2010	March 31, 2010

Qualified Dividend Income*	—%	99.63%
Corporate Dividends Received Deduction*	—%	99.63%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year

24        Invesco Financial Services Fund

Trustees and Officers
The address of each trustee and officer of AIM Sector Funds (Invesco Sector Funds) (the “Trust”), is 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. Each trustee oversees 197 portfolios in the Invesco Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Other
	and/ or		Directorship(s)
Name, Year of Birth and	Officer		Held by
Position(s) Held with the Trust	Since	Principal Occupation(s) During Past 5 Years	Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Capital Management, Inc. ) (formerly, Invesco Aim Capital Management, Inc.); President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider)	ACE Limited (insurance company); and Investment Company Institute

Bob R. Baker — 1936 Trustee	1983	Retired	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	1997	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers — (continued)

	Trustee		Other
	and/ or		Directorship(s)
Name, Year of Birth and	Officer		Held by
Position(s) Held with the Trust	Since	Principal Occupation(s) During Past 5 Years	Trustee
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Capital Management (formerly known as Invesco Aim Capital Management, Inc.); Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Vice President, Invesco Investment Services (formerly known as Invesco Aim Investment Services, Inc.) and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The AIM Family of Funds®; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Capital Management Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Private Asset Management Inc. (formerly known as Invesco Aim Private Asset Management, Inc.); Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Advisers, Inc., Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc. and Invesco Private Asset Management Inc. (formerly known as Invesco Aim Private Asset Management, Inc.)	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.); President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.); Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc. and Invesco Private Asset Management, Inc. (formerly known as Invesco Aim Private Asset Management, Inc.)	N/A
T-2

Trustees and Officers — (continued)

	Trustee		Other
	and/ or		Directorship(s)
Name, Year of Birth and	Officer		Held by
Position(s) Held with the Trust	Since	Principal Occupation(s) During Past 5 Years	Trustee
Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group Inc. (formerly known as Invesco Aim Management Group, Inc.); Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.); Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Fund Management Company	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801
T-3

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This service is provided by Invesco Investment Services, Inc.
Invesco Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     If used after July 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
     On April 30, 2010, Invesco Aim Distributors, Inc. became Invesco Distributors, Inc., Invesco Aim Investment Services, Inc. became Invesco Investment Services, Inc., and AIM funds became Invesco funds. In addition, invescoaim.com became invesco.com.
I-FSE-AR-1          Invesco Distributors, Inc.

Annual Report to Shareholders April 30, 2010 Invesco Gold & Precious Metals Fund Effective April 30, 2010, AIM Gold & Precious Metals Fund was renamed Invesco Gold & Precious Metals Fund.
2 Letters to Shareholders 4 Performance Summary 4 Management Discussion 6 Long-Term Fund Performance 8 Supplemental Information 9 Schedule of Investments 11 Financial Statements 13 Notes to Financial Statements 21 Financial Highlights 22 Auditor’s Report 23 Fund Expenses 25 Tax Information T-1 Trustees and Officers

Letters to Shareholders
Dear Shareholders:
In the 13 months covered by this report, the U.S. economy improved dramatically from where it stood in early 2009. In the third quarter of 2009, the economy ended its year-long contraction and began growing again. Major U.S. stock market indexes rose sharply in anticipation of economic improvement; despite occasional volatility, they continued rising as evidence mounted that the recovery was genuine. Over the last year, global equity indexes also rallied strongly from their early 2009 lows.
     While economic improvement was undeniable, unemployment remained high by historical standards, and unfortunately it appeared unlikely that the jobless rate would decline significantly anytime soon. Stubbornly high unemployment continued to cast a pall over the nation’s economic outlook.
Timely communication
Unpredictable and volatile markets, together with economic uncertainty, caused many of you to seek information relative to your investments. Some of you contacted your financial advisers to ask questions and obtain guidance. Others visited our website, invesco.com, where we offer timely market commentary, investor education information and sector updates. In particular, I recommend the Investment Perspectives articles featured on our home page; they are written by Invesco’s investment professionals and cover a wide range of topics that are updated regularly.
     Also on our website, you’ll find a commentary from me that discusses the name change we made on April 30 — from Invesco Aim to Invesco. Some of the changes related to this event include all AIM funds being renamed Invesco funds. (It’s important to note that the funds’ investment strategies and objectives have not changed.) You’ll notice on this report the Invesco logo has replaced the previous Invesco Aim logo. And our new Web address is now invesco.com. These changes are the latest steps in the rebranding process we began two years ago, when we added Invesco in front of Aim. For more information about the change, please read the shareholder Q&A on the account balance page at invesco.com.
     At invesco.com you can also access your Fund’s latest quarterly commentary. Simply click on Mutual Funds inside the Financial Products box. Then, in the Fund Information box, click on Quarterly Commentary and select your Fund.
     Timely information like that available on our website — together with the advice and guidance of a trusted financial adviser — can be especially useful in uncertain times. Market volatility and economic uncertainty are two factors that can prompt investors to abandon their long-term saving and investment plans. A financial adviser can show you just how costly that could be over the long term — and can explain that saving more and investing more regularly is a time-tested way to build a solid portfolio. He or she can help you identify appropriate investments, given your individual risk tolerance, time horizon and investment goals.
Taking our business forward
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, was completed on June 1, 2010. Our two companies have similar investment philosophies and cultures, as well as complementary investment expertise. I believe this combination represents the next step in our company’s evolution — and will allow us to better serve you through:
•	Greater efficiencies and cost savings

•	A broader range of investment options

•	A continued commitment to investment excellence, with complementary portfolio management expertise
     While market conditions change from time to time, our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service will not.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a question or comment for me, please email me at phil@invesco.com.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco
2   Invesco Gold & Precious Metals Fund

Dear Fellow Shareholders:
By all accounts, last year was a challenging year for all of us. Although the economy and financial markets whipsawed, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from last year is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees — Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting — whose members exercise oversight to maintain the Invesco Funds’ “Investor First” orientation.)
     To that end, some of you may have seen that Invesco is assuming the management of the Van Kampen family of mutual funds as well as Morgan Stanley’s retail funds. We view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3   Invesco Gold & Precious Metals Fund

Management’s Discussion of Fund Performance
Performance summary
During the 13 months ended April 30, 2010, the U.S. economy showed signs of improvement, causing major stock market indexes to rise sharply. Commodity prices and stocks of commodity companies generally rose during the reporting period. The Fund underperformed the broad market, as represented by the S&P 500 Index as economically sensitive sectors, including financials, consumer discretionary and industrials, were favored. However, all of the Fund’s share classes, at net asset value, outperformed the Fund’s style-specific index, the Philadelphia Gold & Silver Index, as a result of security selection, particularly within gold mining stocks.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 3/31/09 to 4/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	44.23%
Class B Shares	43.38
Class C Shares	43.28
Class Y Shares	44.70
Investor Class Shares	44.31
S&P500 Index▼ (Broad Market Index)	47.26
Philadelphia Gold & Silver Index▼ (Price Only) (Style-Specific Index)	30.21
Lipper Precious Metal Funds Index▼* (Peer Group Index)	53.82

▼	Lipper Inc.

*	During the reporting period, Lipper changed the name of the Fund’s peer group index from the Lipper Gold Funds Index to the Lipper Precious Metals Funds Index.
How we invest
We invest in companies involved in the discovery, mining, processing and exchange of gold and other precious metals. We select stocks based on our analysis of individual companies, focusing on companies we believe have the ability to:
•	Increase production capacity at a low cost.

•	Make major gold and precious metals discoveries on a global basis.

•	Benefit from rising gold and precious metal prices.
     Typically, we hold 25-35 stocks of all market capitalizations. The portfolio includes “core companies,” which are major gold and precious metal firms with proven production reserves, as well as “emerging companies” — mid- to small-sized exploration companies we believe can make significant precious metal discoveries. In selecting core companies for the Fund, we focus on relative valuation including price-to-earnings (P/E), price-to-free cash flow (P/FCF), and price-to-net asset value (P/NAV) of assets. In selecting emerging companies for the Fund, we focus primarily on production growth profiles and underlying resources.
     We may sell or reduce our position in a stock when:
•	A security reaches its price target.

•	A change in fundamentals occurs — either company specific or industry wide.

•	A change in management occurs.

•	A more attractive investment opportunity is identified.
Market conditions and your Fund
The U.S. economy provided signs of improvement during the period, offering indications that the economy has transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to a private economic recovery was uncertain. The U.S. Federal Reserve’s (the Fed) federal funds target rate remained quite low, in a range of between zero and 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with quarterly growth, on an annualized basis, of 2.2%, 5.6% and 3.0% for the third and fourth quarter of 2009, and the first quarter 2010, respectively.2 Inflation, measured by the seasonally adjusted Consumer Price Index, remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during the first quarter of 2010 and remained at a rate of 9.9% nationwide as of April 2010.3
     Against this backdrop, all stock market sectors delivered double-digit gains for the reporting period.4 Telecommunication services, utilities and health care — traditionally more defensive sectors — were among the laggard sectors of the S&P 500 Index.4 Financials, consumer discretionary and industrials stocks were favored and delivered the greatest returns during the reporting period.4
     The U.S. Dollar Index, which tracks the value of the U.S. dollar against a basket of six major currencies, hit an all-time low in November 2009.5 As most commodities are denominated in dollars, a weak U.S. dollar tends to makes dollar-denominated commodities rise, resulting in improved dollar-denominated revenues. In addition, investors tend to view gold and gold equities as “stores of value” during periods of U.S. dollar weakness, rising inflation and geopolitical or economic uncertainty. The price of gold rose during the reporting period, reach-
Fund data as of 4/30/10
Portfolio Composition
By industry

Gold	63.5%
Precious Metals & Minerals	18.6
Diversified Metals and Mining	10.3
Investment Companies- Exchange Traded Funds	3.7
Coal & Consumable Fuels	1.7
Money Market Funds
Plus Other Assets Less Liabilities	2.2

Total Net Assets	$488.7 million
Total Number of Holdings*	34
Top 10 Equity Holdings*

1.	Silver Wheaton Corp.	6.8%
2.	Goldcorp, Inc.	6.2
3.	IAMGOLD Corp.	6.1
4.	Eldorado Gold Corp.	4.8
5.	Barrick Gold Corp.	4.7
6.	Newmont Mining Corp.	4.6
7.	Agnico-Eagle Mines Ltd.	4.4
8.	Yamana Gold Inc.	4.2
9.	Freeport-McMoRan Copper & Gold Inc.	3.9
10.	Randgold Resources Ltd.-ADR	3.9
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
4   Invesco Gold & Precious Metals Fund

ing a high of $1,215 per ounce in December 2009.5 At the close of the reporting period, the price of gold stood at $1,179 per ounce.5
     The Fund’s gold mining stocks had the greatest positive impact on performance during the reporting period — on both absolute performance and performance relative to the Philadelphia Gold & Silver Index. Alternatively, our cash and gold bullion holdings, which the index lacks, detracted from the Fund’s relative performance given the strong equity market rally. As a reminder, our prospectus limits us to a 10% maximum investment in gold bullion, which we hold through gold bullion ETFs (exchange-traded funds) — a more liquid and less expense way to own the underlying metal.
     The top contributor to Fund performance during the period was Silver Wheaton, a silver management company. Silver Wheaton does not hedge its silver production, thus providing the Fund exposure to changes in the price of silver. The company also boasts low operating costs with no ongoing capital expenditure or exploration requirements.
     Rio Tinto, on the other hand, detracted from Fund performance during the reporting period. Rio Tinto operates as a top-tier global miner with a broadly diversified portfolio of metals and minerals. The stock suffered as a result of industry consolidation, first with Rio Tinto’s rejection of a takeover proposal from BHP Billiton and then following Rio Tinto’s acquisition of Alcan. We continued to believe in management’s ability to earn more than its cost of capital with relatively stable cash flows and held the stock at the close of the reporting period.
     We continue to view gold as a potentially attractive investment, given signs that global demand for gold has begun to take excess supply out of the economy. Additionally, interest rates remain low, providing support for gold.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult a financial adviser to discuss your individual financial program.
     Thank you for your continued investment in Invesco Gold & Precious Metals Fund.

1	U.S. Federal Reserve

2	Bureau of Economic Analysis

3	Bureau of Labor Statistics

4	Lipper Inc.

5	Bloomberg L.P.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Andrew Lees
Portfolio manager, is lead manager of Invesco Gold & Precious Metals Fund. He began his investment career in 1994 and joined Invesco in 2005. Mr. Lees earned a B.A. in economics from the University of Western Ontario and an M.B.A. with concentrations in finance and accounting from McGill University.
Assisted by the Gold & Precious Metals Team
Fund data as of 3/31/10
Portfolio Composition
By industry

Gold	59.4%
Precious Metals & Minerals	17.7
Diversified Metals & Mining	13.4
Investment Companies- Exchange Traded Funds	3.9
Coal & Consumable Fuels	2.1
Money Market Funds
Plus Other Assets Less Liabilities	3.5

Total Net Assets	$443.2 million
Total Number of Holdings*	33
Top 10 Equity Holdings*

1.	Silver Wheaton Corp.	6.1%
2.	Goldcorp, Inc.	5.9
3.	Freeport-McMoRan Copper & Gold Inc.	5.6
4.	IAMGOLD Corp.	5.0
5.	Newmont Mining Corp.	4.6
6.	Agnico-Eagle Mines Ltd.	4.3
7.	Yamana Gold Inc.	4.2
8.	Eldorado Gold Corp.	4.2
9.	Barrick Gold Corp.	4.1
10.	Randgold Resources Ltd.-ADR	3.9
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
5   Invesco Gold & Precious Metals Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class without Sales Charges since Inception
Fund data from 1/19/84, index data from 1/31/84

1	Lipper Inc.

2	During the reporting period, Lipper changed the name of the Fund’s peer group index from the Lipper Gold Funds Index to the Lipper Precious Metal Funds Index.
Results of a $10,000 Investment — Oldest Share Class with Sales Charges since Inception
Index data from 1/31/00, Fund data from 2/14/00

1	Lipper Inc.

2	During the reporting period, Lipper changed the name of the Fund’s peer group index from the Lipper Gold Funds Index to the Lipper Precious Metal Funds Index.
Past performance cannot guarantee comparable future results.
     The performance data shown in the first chart above is that of the Fund’s Investor class shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Investor Class shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.
     The performance data shown in the second chart above is that of the Fund’s Class C shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class C shares. The data shown in the second chart above includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
continued on page 7
6   Invesco Gold & Precious Metals Fund

Average Annual Total Returns
As of 4/30/10, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	18.43%
5 Years	21.83
1 Year	47.64

Class B Shares
Inception (3/28/02)	18.61%
5 Years	22.12
1 Year	50.22

Class C Shares
Inception (2/14/00)	18.38%
10 Years	20.01
5 Years	22.27
1 Year	54.18

Class Y Shares
10 Years	20.11%
5 Years	23.33
1 Year	56.53

Investor Class Shares
Inception (1/19/84)	2.49%
10 Years	20.06
5 Years	23.22
1 Year	56.09
Average Annual Total Returns
As of 3/31/10, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	17.21%
5 Years	17.03
1 Year	27.54

Class B Shares
Inception (3/28/02)	17.39%
5 Years	17.27
1 Year	29.07

Class C Shares
Inception (2/14/00)	17.42%
10 Years	18.72
5 Years	17.48
1 Year	33.08

Class Y Shares
10 Years	18.81%
5 Years	18.51
1 Year	35.46

Investor Class Shares
Inception (1/19/84)	2.12%
10 Years	18.76
5 Years	18.39
1 Year	35.04
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 1.49%, 2.24%, 2.24%, 1.24% and 1.49%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 1.50%, 2.25%, 2.25%, 1.25% and 1.50%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2010. See current prospectus for more information.
New Fiscal Year-End
Since our last report to you, the Fund’s fiscal year-end was changed from March 31 to April 30.

continued from page 6
     Both charts on the previous page are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In both charts, each segment represents a doubling, or 100% change, in the value of the investment.
7   Invesco Gold & Precious Metals Fund

Invesco Gold & Precious Metals Fund’s investment objective is capital growth.
•	Unless otherwise stated, information presented in this report is as of April 30, 2010, and is based on total net assets.

•	Unless otherwise noted, all data provided by Invesco.

•	To access your Fund’s reports/prospectus visit invesco.com/fundreports.
About share classes
•	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

•	Class Y shares are available to only certain investors. Please see the prospectus for more information.

•	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.
Principal risks of investing in the Fund
•	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•	Foreign securities have additional risks, including exchange rate changes, politi-cal and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

•	Fluctuations in the price of gold and precious metals often dramatically affect the profitability of the companies in the gold and precious metals sector. Changes in the political or economic climate for the two largest gold producers, South Africa and the former Soviet Union, may have a direct effect on the price of gold worldwide.

•	The Fund’s direct investments in gold bullion will earn no income return. Appreciation in the market price of gold is the sole manner in which the Fund can realize gains on gold bullion. The Fund may have higher storage and custody costs in connection with its ownership in gold bullion.
•	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
•	There is no guarantee that the invest-ment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

•	The prices of securities held by the Fund may decline in response to market risks.

•	The Fund’s investments are concen-trated in a comparatively narrow segment of the economy. Consequent-ly, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
About indexes used in this report
•	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

•	The Philadelphia Gold & Silver Index (price-only) is a capitalization-weighted, price-only index on the Philadelphia Stock Exchange that includes the leading companies involved in the mining of gold and silver.

•	The Lipper Precious Metal Funds Index is an unmanaged index considered representative of precious metal funds tracked by Lipper.

•	The U.S. Dollar Index measures the performance of the U.S. dollar against a basket of currencies.

•	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
•	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; perfor-mance of a market index does not.
Other information
•	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for share-holder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

•	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	IGDAX
Class B Shares	IGDBX
Class C Shares	IGDCX
Class Y Shares	IGDYX
Investor Class Shares	FGLDX
8   Invesco Gold & Precious Metals Fund

Schedule of Investments

April 30, 2010

	Shares	Value

Common Stocks & Other Equity Interests–97.83%
Australia–5.83%
BHP Billiton Ltd.–ADR	177,000	$12,883,830

Newcrest Mining Ltd.	519,000	15,599,647

		28,483,477

Canada–64.83%
Agnico-Eagle Mines Ltd.	342,000	21,600,720

Alamos Gold Inc.	716,000	10,619,152

Aurizon Mines Ltd.(a)	1,895,000	10,820,450

Barrick Gold Corp.	523,000	22,776,650

Cameco Corp.(b)	339,000	8,342,790

Centerra Gold Inc.(a)	422,000	4,730,420

Detour Gold Corp.(a)(b)	508,000	10,588,958

Eldorado Gold Corp.(a)	1,538,000	23,491,546

Franco-Nevada Corp.	509,000	14,642,328

Goldcorp, Inc.	702,000	30,347,460

Harry Winston Diamond Corp.(a)	328,000	3,589,568

IAMGOLD Corp.	1,680,000	29,893,121

Kinross Gold Corp.	464,000	8,827,005

Minefinders Corp. Ltd.(a)(b)	997,000	10,029,820

Osisko Mining Corp.(a)(b)	1,184,000	12,479,717

Pan American Silver Corp.	464,000	12,286,720

Seabridge Gold Inc.(a)	438,000	14,865,720

Silver Wheaton Corp.(a)(b)	1,708,000	33,340,160

Teck Resources Ltd.–Class B	328,000	12,844,326

Yamana Gold Inc.	1,903,000	20,685,610

		316,802,241

Peru–2.87%
Compania de Minas Buenaventura S.A.–ADR	426,000	14,011,140

		14,011,140

South Africa–9.40%
Gold Fields Ltd.–ADR	1,043,000	14,017,920

Harmony Gold Mining Co. Ltd.–ADR	328,000	3,204,560

Impala Platinum Holdings Ltd.	350,000	9,857,993

Randgold Resources Ltd.–ADR(b)	224,000	18,869,760

		45,950,233

United Kingdom–1.12%
Rio Tinto PLC	109,000	5,497,539

United States–13.78%
Coeur d’Alene Mines Corp.(a)(b)	243,500	4,363,520

Freeport-McMoRan Copper & Gold Inc.	252,000	19,033,560

Hecla Mining Co.(a)(b)	546,000	3,259,620

iShares COMEX Gold Trust(b)	63,000	7,271,460

Newmont Mining Corp.	402,000	22,544,160

SPDR Gold Trust	94,000	10,845,720

		67,318,040

Total Common Stocks & Other Equity Interests (Cost $392,951,780)		478,062,670

Money Market Funds–1.95%
Liquid Assets Portfolio–Institutional Class(c)	4,776,784	4,776,784

Premier Portfolio–Institutional Class(c)	4,776,784	4,776,784

Total Money Market Funds (Cost $9,553,568)		9,553,568

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.78% (Cost $402,505,348)		487,616,238

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–5.06%
Liquid Assets Portfolio–Institutional Class (Cost $24,709,521)(c)(d)	24,709,521	24,709,521

TOTAL INVESTMENTS–104.84% (Cost $427,214,869)		512,325,759

OTHER ASSETS LESS LIABILITIES–(4.84)%		(23,628,805)

NET ASSETS–100.00%		$488,696,954

Investment Abbreviations:

ADR	– American Depositary Receipt
SPDR	– Standard & Poor’s Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at April 30, 2010.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Gold & Precious Metals Fund

Schedule of Investments

March 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–96.51%
Australia–6.73%
BHP Billiton Ltd.–ADR	177,000	$14,216,640

Newcrest Mining Ltd.	519,000	15,630,013

		29,846,653

Canada–59.95%
Agnico-Eagle Mines Ltd.	342,000	19,039,140

Alamos Gold Inc.	716,000	9,568,761

Aurizon Mines Ltd.(a)	1,213,000	5,773,880

Barrick Gold Corp.	477,000	18,288,180

Cameco Corp.(b)	339,000	9,291,990

Detour Gold Corp.(a)	508,000	9,470,593

Eldorado Gold Corp.(a)	1,538,000	18,630,490

Franco-Nevada Corp.	636,000	17,130,786

Goldcorp, Inc.(a)	702,000	26,128,440

Harry Winston Diamond Corp.(a)	328,000	3,230,254

IAMGOLD Corp.	1,680,000	22,269,844

Kinross Gold Corp.	464,000	7,923,735

Minefinders Corp. Ltd.(a)(b)	806,000	7,463,560

Osisko Mining Corp.(a)(b)	1,184,000	10,284,499

Pan American Silver Corp.	464,000	10,741,600

Seabridge Gold Inc.(a)(b)	438,000	10,669,680

Silver Wheaton Corp.(a)(b)	1,708,000	26,781,440

Teck Resources Ltd.–Class B(a)	328,000	14,293,874

Yamana Gold Inc.	1,903,000	18,744,550

		265,725,296

Peru–2.98%
Compania de Minas Buenaventura S.A.–ADR	426,000	13,193,220

		13,193,220

South Africa–9.87%
Gold Fields Ltd.–ADR	1,043,000	13,162,660

Harmony Gold Mining Co. Ltd.–ADR	328,000	3,109,440

Impala Platinum Holdings Ltd.	350,000	10,280,977

Randgold Resources Ltd.–ADR	224,000	17,209,920

		43,762,997

United Kingdom–1.46%
Rio Tinto PLC	109,000	6,460,440

United States–15.52%
Coeur d’Alene Mines Corp.(a)	243,500	3,647,630

Freeport-McMoRan Copper & Gold Inc.	294,000	24,560,760

Hecla Mining Co.(a)(b)	546,000	2,986,620

iShares COMEX Gold Trust(a)(b)	63,000	6,868,890

Newmont Mining Corp.	402,000	20,473,860

SPDR Gold Trust(a)	94,000	10,241,300

		68,779,060

Total Common Stocks & Other Equity Interests (Cost $388,640,487)		427,767,666

Money Market Funds–3.50%
Liquid Assets Portfolio–Institutional Class(c)	7,761,117	7,761,117

Premier Portfolio–Institutional Class(c)	7,761,117	7,761,117

Total Money Market Funds (Cost $15,522,234)		15,522,234

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.02% (Cost $404,162,721)		443,289,900

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.54%
Liquid Assets Portfolio–Institutional Class (Cost $20,103,700)(c)(d)	20,103,700	20,103,700

TOTAL INVESTMENTS–104.55% (Cost $424,266,421)		463,393,600

OTHER ASSETS LESS LIABILITIES–(4.55)%		(20,173,728)

NET ASSETS–100.00%		$443,219,872

Investment Abbreviations:

ADR	– American Depositary Receipt
SPDR	– Standard & Poor’s Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at March 31, 2010.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Gold & Precious Metals Fund

Statement of Assets and Liabilities

April 30, 2010 and March 31, 2010

	April 30,	March 31,
	2010	2010

Assets:
Investments, at value (Cost $392,951,780 and $388,640,487, respectively)*	$478,062,670	$427,767,666

Investments in affiliated money market funds, at value and cost, respectively	34,263,089	35,625,934

Total investments, at value (Cost $427,214,869 and $424,266,421, respectively)	512,325,759	463,393,600

Cash	18,262	—

Foreign currencies, at value (Cost $20,220)	—	20,220

Receivables for:
Fund shares sold	1,874,631	971,210

Dividends	161,358	108,019

Investment for trustee deferred compensation and retirement plans	20,504	20,331

Other assets	35,857	28,718

Total assets	514,436,371	464,542,098

Liabilities:
Payables for:
Fund shares reacquired	560,980	772,083

Collateral upon return of securities loaned	24,709,521	20,103,700

Accrued fees to affiliates	341,645	337,136

Accrued operating expenses	83,040	66,637

Trustee deferred compensation and retirement plans	44,231	42,670

Total liabilities	25,739,417	21,322,226

Net assets applicable to shares outstanding	$488,696,954	$443,219,872

Net assets consist of:
Shares of beneficial interest	$418,901,578	$418,467,924

Undistributed net investment income (loss)	(11,278,809)	(11,300,721)

Undistributed net realized gain (loss)	(4,036,705)	(3,073,822)

Undistributed appreciation	85,110,890	39,126,491

	$488,696,954	$443,219,872

Net Assets:
Class A	$179,157,896	$157,680,815

Class B	$45,238,908	$41,466,977

Class C	$53,588,345	$51,103,990

Class Y	$5,689,903	$4,973,341

Investor Class	$205,021,902	$187,994,749

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	20,731,883	20,102,992

Class B	5,349,285	5,398,848

Class C	5,973,453	6,272,200

Class Y	653,078	629,042

Investor Class	23,585,165	23,826,702

Class A:
Net asset value per share	$8.64	$7.84

Maximum offering price per share
(Net asset value of $8.64 divided by 94.50%)
(Net asset value of $7.84 divided by 94.50%)	$9.14	$8.30

Class B:
Net asset value and offering price per share	$8.46	$7.68

Class C:
Net asset value and offering price per share	$8.97	$8.15

Class Y:
Net asset value and offering price per share	$8.71	$7.91

Investor Class:
Net asset value and offering price per share	$8.69	$7.89

*	At April 30, 2010 and March 31, 2010, securities with an aggregate value of $24,428,396 and $19,814,504 were on loan to brokers, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Gold & Precious Metals Fund

Statement of Operations

For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010

	One month ended	Year ended
	April 30,	March 31,
	2010	2010

Investment income:
Dividends (net of foreign withholding taxes of $10,229 and $117,502, respectively)	$188,627	$1,666,026

Dividends from affiliated money market funds (includes securities lending income of $10,628 and $291,766, respectively)	11,642	398,162

Total investment income	200,269	2,064,188

Expenses:
Advisory fees	279,588	2,927,969

Administrative services fees	12,163	131,220

Custodian fees	4,771	48,121

Distribution fees:
Class A	34,712	344,873

Class B	36,074	381,977

Class C	44,097	451,157

Investor Class	40,621	431,002

Transfer agent fees	82,717	938,348

Trustees’ and officers’ fees and benefits	4,194	30,633

Other	21,096	176,664

Total expenses	560,033	5,861,964

Less: Fees waived and expense offset arrangement(s)	(3,148)	(66,647)

Net expenses	556,885	5,795,317

Net investment income (loss)	(356,616)	(3,731,129)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(581,759)	(1,804,392)

Foreign currencies	(2,596)	109,510

	(584,355)	(1,694,882)

Change in net unrealized appreciation (depreciation) of:
Investment securities	45,983,711	110,541,424

Foreign currencies	688	(1,130)

	45,984,399	110,540,294

Net realized and unrealized gain	45,400,044	108,845,412

Net increase in net assets resulting from operations	$45,043,428	$105,114,283

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Gold & Precious Metals Fund

Statement of Changes in Net Assets

For the period April 1, 2010 to April 30, 2010 and the years ended March 31, 2010 and 2009

	One month ended	Year ended March 31,
	April 30, 2010	2010	2009

Operations:
Net investment income (loss)	$(356,616)	$(3,731,129)	$(1,017,295)

Net realized gain (loss)	(584,355)	(1,694,882)	26,342,984

Change in net unrealized appreciation (depreciation)	45,984,399	110,540,294	(121,825,318)

Net increase (decrease) in net assets resulting from operations	45,043,428	105,114,283	(96,499,629)

Distributions to shareholders from net investment income:
Class A	—	(2,724,013)	(372,546)

Class B	—	(306,927)	(76,405)

Class C	—	(357,088)	(73,494)

Class Y	—	(68,574)	(3,230)

Investor Class	—	(3,217,137)	(578,999)

Total distributions from net investment income	—	(6,673,739)	(1,104,674)

Share transactions–net:
Class A	5,212,997	27,104,103	5,823,923

Class B	(403,582)	(8,127)	(843,741)

Class C	(2,593,451)	4,251,597	4,746,051

Class Y	201,392	2,941,201	1,210,419

Investor Class	(1,983,702)	8,426,468	(136,888)

Net increase in net assets resulting from share transactions	433,654	42,715,242	10,799,764

Net increase (decrease) in net assets	45,477,082	141,155,786	(86,804,539)

Net assets:
Beginning of year	443,219,872	302,064,086	388,868,625

End of year (includes undistributed net investment income (loss) of $(11,278,809), $(11,300,721) and $(1,074,343), respectively)	$488,696,954	$443,219,872	$302,064,086

Notes to Financial Statements

April 30, 2010

NOTE 1—Significant Accounting Policies

Invesco Gold & Precious Metals Fund, formerly AIM Gold & Precious Metals Fund, (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds), formerly AIM Sector Funds, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  On April 30, 2010, the Fund’s fiscal year-end changed from March 31 to April 30.
  The Fund’s investment objective is capital growth.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the

13        Invesco Gold & Precious Metals Fund

security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

14        Invesco Gold & Precious Metals Fund

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
The Fund may invest a large percentage of assets in securities of a limited number of companies, such that each investment may have a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
Fluctuations in the price of gold and precious metals often dramatically affect the profitability of companies in the gold and precious metals sector. Changes in the political or economic climate for the two largest gold producers, South Africa and the former Soviet Union, may have a direct impact on the price of gold worldwide.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
K.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
L.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
M.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future

15        Invesco Gold & Precious Metals Fund

date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

Next $350 million	0.65%

Next $1.3 billion	0.55%

Next $2 billion	0.45%

Next $2 billion	0.40%

Next $2 billion	0.375%

Over $8 billion	0.35%

  Through at least June 30, 2010, the Advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund’s average daily net assets) do not exceed the annual rate of:

Average Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed, through at least June 30, 2010, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 2.00%, 2.75%, 2.75%, 1.75% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, the advisor did not waive fees and/or reimburse expenses under this expense limitation.
  The Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, the Adviser waived advisory fees of $2,521 and $55,986, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $0 and $976, respectively.

16        Invesco Gold & Precious Metals Fund

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period April 1, 2009 to April 30, 2010, IDI advised the Fund that IDI retained $6,554 in front-end sales commissions from the sale of Class A shares and $0, $9,801 and $704 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended March 31, 2010, IDI advised the Fund that IDI retained $136,125 in front-end sales commissions from the sale of Class A shares and $54, $94,862 and $7,431 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of April 30, 2010 and March 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

  During the period April 1, 2010 to April 30, 2010 there were no significant transfers between investment levels:

				April 30,
				2010
	Level 1	Level 2	Level 3	Total

Australia	$12,883,830	$15,599,647	$—	$28,483,477

Canada	316,802,241	—	—	316,802,241

Peru	14,011,140	—	—	14,011,140

South Africa	36,092,240	9,857,993	—	45,950,233

United Kingdom	—	5,497,539	—	5,497,539

United States	101,581,129	—	—	101,581,129

Total Investments	$481,370,580	$30,955,179	$—	$512,325,759

17        Invesco Gold & Precious Metals Fund

				March 31,
				2010
	Level 1	Level 2	Level 3	Total

Australia	$29,846,653	$—	$—	$29,846,653

Canada	265,725,296	—	—	265,725,296

Peru	13,193,220	—	—	13,193,220

South Africa	43,762,997	—	—	,43,762,997

United Kingdom	6,460,440	—	—	6,460,440

United States	104,404,994	—	—	104,404,994

Total Investments	$463,393,600	$—	$—	$463,393,600

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $627 and $9,685, respectively.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, the Fund paid legal fees of $0 and $2,888, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period April 1, 2010 to April 30, 2010 and the Years Ended March 31, 2010 and 2009:

	April 30, 2010	March 31, 2010	March 31, 2009

Ordinary income	$—	$6,673,739	$1,104,674

Tax Components of Net Assets at Period-End:

As of April 30, 2010, the components of net assets on a tax basis were as follows:

	April 30, 2010	March 31, 2010

Undistributed ordinary income	$11,946,010	$3,829,866

Net unrealized appreciation — investments	61,609,177	23,718,016

Net unrealized appreciation (depreciation) — other investments	—	(688)

Temporary book/tax differences	(41,073)	(39,391)

Post-October deferrals	—	(919,607)

Capital loss carryforward	(3,718,738)	(1,836,248)

Shares of beneficial interest	418,901,578	418,467,924

Total net assets	$488,696,954	$443,219,872

18        Invesco Gold & Precious Metals Fund

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation differences are attributable primarily to wash sales, the recognition of gains on passive foreign investment companies and exchange traded funds.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of April 30, 2010 and March 31, 2010 which expires as follows:

Capital Loss
Carryforward*
Expiration	April 30, 2010	March 31, 2010

April 30, 2018	$1,882,489	$1,836,248

April 30, 2017	1,836,249	—

Total capital loss carryforward	$3,718,738	$1,836,248

*	Capital loss carryforwards as of the dates listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period April 1, 2010 to April 30, 2010 was $11,931,555 and $7,038,504 and during the year ended March 31, 2010 was $60,348,629 and $9,848,468, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
	April 30, 2010	March 31, 2010

Aggregate unrealized appreciation of investment securities	$93,452,829	$59,664,828

Aggregate unrealized (depreciation) of investment securities	(31,843,652)	(35,946,812)

Net unrealized appreciation of investment securities	$61,609,177	$23,718,016

Cost of investments for tax purposes	$450,716,582	$439,675,584

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on April 30, 2010, undistributed net investment income (loss) was increased by $378,528 and undistributed net realized gain (loss) was decreased by $378,528. This reclassification had no effect on the net assets of the Fund.
  Primarily as a result of differing book/tax treatment of expired capital loss carryforward, foreign currency transactions and distributions on March 31, 2010, undistributed net investment income (loss) was increased by $178,490, undistributed net realized gain (loss) was increased by $430,621 and shares of beneficial interest decreased by $609,111. This reclassification had no effect on the net assets of the Fund.

19        Invesco Gold & Precious Metals Fund

NOTE 10—Share Information

	Summary of Share Activity

	One month ended		Year ended March 31,
	April 30, 2010(a)		2010(b)		2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	1,141,309	$9,463,238	10,892,148	$79,802,058	10,734,474	$66,134,463

Class B	101,842	825,181	1,791,490	13,086,649	2,697,569	16,256,748

Class C	130,001	1,121,827	2,796,610	21,709,451	3,583,461	22,435,885

Class Y(c)	37,939	317,694	580,080	4,261,874	256,843	1,323,207

Investor Class	487,745	4,095,284	7,755,009	58,919,655	8,725,762	53,390,818

Issued as reinvestment of dividends:
Class A	—	—	305,841	2,465,078	73,836	332,261

Class B	—	—	34,191	270,454	14,700	64,682

Class C	—	—	40,542	340,152	14,997	70,034

Class Y	—	—	7,335	59,561	626	2,835

Investor Class	—	—	382,389	3,101,177	122,389	553,201

Automatic conversion of Class B shares to Class A shares:
Class A	41,210	343,694	454,671	3,298,675	447,699	2,864,267

Class B	(42,119)	(343,694)	(465,506)	(3,298,675)	(457,051)	(2,864,267)

Reacquired:(d)
Class A(c)	(553,628)	(4,593,935)	(8,032,686)	(58,461,708)	(10,571,755)	(63,507,068)

Class B	(109,286)	(885,069)	(1,430,603)	(10,066,555)	(2,476,972)	(14,300,904)

Class C	(428,748)	(3,715,278)	(2,371,583)	(17,798,006)	(2,842,888)	(17,759,868)

Class Y	(13,903)	(116,302)	(187,545)	(1,380,234)	(28,297)	(115,623)

Investor Class(c)	(729,282)	(6,078,986)	(7,217,327)	(53,594,364)	(9,185,199)	(54,080,907)

Net increase in share activity	63,080	$433,654	5,335,056	$42,715,242	1,110,194	$10,799,764

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(c)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	136,499	$694,780

Class A	(96,942)	(490,527)

Investor Class	(40,128)	(204,253)

(d)	Net of redemption fees of $2,342, $77,199 and $267,230, which were allocated among the classes based on relative net assets of each class for the period April 1, 2010 to April 30, 2010 and the years ended March 31, 2010 and 2009, respectively.

20        Invesco Gold & Precious Metals Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
				Net gains						to average		to average net		Ratio of net
	Net asset	Net		(losses) on		Dividends				net assets		assets without		investment
	value,	investment		securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	of period(a)	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
One month ended 04/30/10	$7.84	$(0.01	)(d)	$0.81	$0.80	$—	$8.64	10.20%	$179,158	1.29	%(e)	1.30	%(e)	(0.77	)%(e)	2%
Year ended 03/31/10	5.91	(0.06	)(d)	2.13	2.07	(0.14)	7.84	34.88	157,681	1.31	(f)	1.32	(f)	(0.79	)(f)	3
Year ended 03/31/09	7.77	(0.01	)(d)	(1.82)	(1.83)	(0.03)	5.91	(23.51)	97,402	1.46		1.47		(0.18)		39
Year ended 03/31/08	6.11	(0.02)		1.73	1.71	(0.05)	7.77	28.00	122,756	1.35		1.36		(0.48)		43
Year ended 03/31/07	5.67	(0.00	)(d)	0.58	0.58	(0.14)	6.11	10.24	58,702	1.41		1.41		(0.04)		85
Year ended 03/31/06	3.55	(0.00	)(d)	2.12	2.12	—	5.67	59.72	41,200	1.45		1.45		(0.10)		155

Class B
One month ended 04/30/10	7.68	(0.01	)(d)	0.79	0.78	—	8.46	10.16	45,239	2.04	(e)	2.05	(e)	(1.52	)(e)	2
Year ended 03/31/10	5.77	(0.11	)(d)	2.08	1.97	(0.06)	7.68	34.07	41,467	2.06	(f)	2.07	(f)	(1.54	)(f)	3
Year ended 03/31/09	7.64	(0.06	)(d)	(1.80)	(1.86)	(0.01)	5.77	(24.22)	31,584	2.21		2.22		(0.93)		39
Year ended 03/31/08	6.01	(0.07)		1.71	1.64	(0.01)	7.64	27.23	43,462	2.10		2.11		(1.23)		43
Year ended 03/31/07	5.60	(0.05	)(d)	0.58	0.53	(0.12)	6.01	9.45	25,599	2.16		2.16		(0.79)		85
Year ended 03/31/06	3.54	(0.04	)(d)	2.10	2.06	—	5.60	58.19	19,103	2.19		2.19		(0.84)		155

Class C
One month ended 04/30/10	8.15	(0.01	)(d)	0.83	0.82	—	8.97	10.06	53,588	2.04	(e)	2.05	(e)	(1.52	)(e)	2
Year ended 03/31/10	6.12	(0.12	)(d)	2.21	2.09	(0.06)	8.15	34.08	51,104	2.06	(f)	2.07	(f)	(1.54	)(f)	3
Year ended 03/31/09	8.11	(0.06	)(d)	(1.92)	(1.98)	(0.01)	6.12	(24.30)	35,563	2.21		2.22		(0.93)		39
Year ended 03/31/08	6.39	(0.07)		1.80	1.73	(0.01)	8.11	27.02	40,939	2.10		2.11		(1.23)		43
Year ended 03/31/07	5.94	(0.05	)(d)	0.62	0.57	(0.12)	6.39	9.59	21,188	2.16		2.16		(0.79)		85
Year ended 03/31/06	3.75	(0.04	)(d)	2.23	2.19	—	5.94	58.40	14,758	2.19		2.19		(0.84)		155

Class Y
One month ended 04/30/10	7.91	0.00	(d)	0.80	0.80	—	8.71	10.11	5,690	1.04	(e)	1.05	(e)	(0.52	)(e)	2
Year ended 03/31/10	5.95	(0.04	)(d)	2.15	2.11	(0.15)	7.91	35.46	4,973	1.06	(f)	1.07	(f)	(0.54	)(f)	3
Year ended 03/31/09(g)	5.09	(0.00	)(d)	0.89	0.89	(0.03)	5.95	17.56	1,365	1.44	(h)	1.45	(h)	(0.16	)(h)	39

Investor Class
One month ended 04/30/10	7.89	(0.01	)(d)	0.81	0.80	—	8.69	10.14	205,022	1.29	(e)	1.30	(e)	(0.77	)(e)	2
Year ended 03/31/10	5.94	(0.06	)(d)	2.15	2.09	(0.14)	7.89	35.04	187,995	1.31	(f)	1.32	(f)	(0.79	)(f)	3
Year ended 03/31/09	7.82	(0.01	)(d)	(1.84)	(1.85)	(0.03)	5.94	(23.61)	136,151	1.46		1.47		(0.18)		39
Year ended 03/31/08	6.15	(0.03)		1.75	1.72	(0.05)	7.82	27.98	181,711	1.35		1.36		(0.48)		43
Year ended 03/31/07	5.70	(0.00	)(d)	0.59	0.59	(0.14)	6.15	10.36	146,934	1.41		1.41		(0.04)		85
Year ended 03/31/06	3.57	(0.00	)(d)	2.13	2.13	—	5.70	59.66	149,160	1.44		1.44		(0.09)		155

(a)	For the one month ended April 30, 2010 and the years ended March 31, 2010, 2009, 2008 and 2007, redemption fees were added to shares of beneficial interest which were less than $0.01 per share.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $168,934, $43,890, $53,651, $5,320 and $197,690 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(f)	Ratios are based on average daily net assets (000’s omitted) of $137,949, $38,198, $45,116, $2,947 and $172,401 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(g)	Commencement date of October 3, 2008.
(h)	Annualized.

21        Invesco Gold & Precious Metals Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Gold & Precious Metals Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Gold & Precious Metals Fund (formerly known as AIM Gold & Precious Metals Fund; one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2010 and at March 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2010 and at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 4, 2010
Houston, Texas

22        Invesco Gold & Precious Metals Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2009 through April 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(11/01/09)	(04/30/10)[1]	Period[2]	(04/30/10)	Period[2]	Ratio
A	$1,000.00	$1,198.50	$6.92	$1,018.50	$6.36	1.27%

B	1,000.00	1,195.20	10.99	1,014.78	10.09	2.02

C	1,000.00	1,194.70	10.99	1,014.78	10.09	2.02

Y	1,000.00	1,199.30	5.56	1,019.74	5.11	1.02

Investor	1,000.00	1,198.70	6.92	1,018.50	6.36	1.27

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2009 through April 30, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

23        Invesco Gold & Precious Metals Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2009 through March 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(10/01/09)	(03/31/10)[1]	Period[2]	(03/31/10)	Period[2]	Ratio
A	$1,000.00	$1,040.60	$6.46	$1,018.60	$6.39	1.27%

B	1,000.00	1,037.00	10.26	1,014.86	10.15	2.02

C	1,000.00	1,037.40	10.26	1,014.86	10.15	2.02

Y	1,000.00	1,042.70	5.19	1,019.85	5.14	1.02

Investor	1,000.00	1,041.70	6.46	1,018.60	6.39	1.27

[1]	The actual ending account value is based on the actual total return of the Fund for the period October 1, 2009 through March 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

24        Invesco Gold & Precious Metals Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended:

Federal and State Income Tax	April 30, 2010	March 31, 2010

Qualified Dividend Income*	—%	38.35%
Corporate Dividends Received Deduction*	—%	4.75%

*	The above percentages are based on ordinary income dividends paid to shareholders during the period April 1, 2010 to April 30, 2010 and the fiscal year ended March 31, 2010.

25        Invesco Gold & Precious Metals Fund

Trustees and Officers
The address of each trustee and officer of AIM Sector Funds (Invesco Sector Funds) (the “Trust”), is 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. Each trustee oversees 197 portfolios in the Invesco Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Other
	and/ or		Directorship(s)
Name, Year of Birth and	Officer		Held by
Position(s) Held with the Trust	Since	Principal Occupation(s) During Past 5 Years	Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Capital Management, Inc. ) (formerly, Invesco Aim Capital Management, Inc.); President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider)	ACE Limited (insurance company); and Investment Company Institute

Bob R. Baker — 1936 Trustee	1983	Retired	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	1997	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers — (continued)

	Trustee		Other
	and/ or		Directorship(s)
Name, Year of Birth and	Officer		Held by
Position(s) Held with the Trust	Since	Principal Occupation(s) During Past 5 Years	Trustee
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Capital Management (formerly known as Invesco Aim Capital Management, Inc.); Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Vice President, Invesco Investment Services (formerly known as Invesco Aim Investment Services, Inc.) and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The AIM Family of Funds®; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Capital Management Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Private Asset Management Inc. (formerly known as Invesco Aim Private Asset Management, Inc.); Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Advisers, Inc., Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc. and Invesco Private Asset Management Inc. (formerly known as Invesco Aim Private Asset Management, Inc.)	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.); President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.); Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc. and Invesco Private Asset Management, Inc. (formerly known as Invesco Aim Private Asset Management, Inc.)	N/A
T-2

Trustees and Officers — (continued)

	Trustee		Other
	and/ or		Directorship(s)
Name, Year of Birth and	Officer		Held by
Position(s) Held with the Trust	Since	Principal Occupation(s) During Past 5 Years	Trustee
Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group Inc. (formerly known as Invesco Aim Management Group, Inc.); Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.); Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Fund Management Company	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801
T-3

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Invesco Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     If used after July 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
     On April 30, 2010, Invesco Aim Distributors, Inc. became Invesco Distributors, Inc., Invesco Aim Investment Services, Inc. became Invesco Investment Services, Inc., and AIM funds became Invesco funds. In addition, invescoaim.com became invesco.com.
I-GPM-AR-1     Invesco Distributors, Inc.

Annual Report to Shareholders April 30, 2010 Invesco Leisure Fund Effective April 30, 2010, AIM Leisure Fund was renamed Invesco Leisure Fund.
2 Letters to Shareholders 4 Performance Summary 4 Management Discussion 6 Long-Term Fund Performance 8 Supplemental Information 9 Schedule of Investments 13 Financial Statements 15 Notes to Financial Statements 23 Financial Highlights 24 Auditor’s Report 25 Fund Expenses 27 Tax Information T-1 Trustees and Officers

Letters to Shareholders
Dear Shareholders:
In the 13 months covered by this report, the U.S. economy improved dramatically from where it stood in early 2009. In the third quarter of 2009, the economy ended its year-long contraction and began growing again. Major U.S. stock market indexes rose sharply in anticipation of economic improvement; despite occasional volatility, they continued rising as evidence mounted that the recovery was genuine. Over the last year, global equity indexes also rallied strongly from their early 2009 lows.
     While economic improvement was undeniable, unemployment remained high by historical standards, and unfortunately it appeared unlikely that the jobless rate would decline significantly anytime soon. Stubbornly high unemployment continued to cast a pall over the nation’s economic outlook.
Timely communication
     Unpredictable and volatile markets, together with economic uncertainty, caused many of you to seek information relative to your investments. Some of you contacted your financial advisers to ask questions and obtain guidance. Others visited our website, invesco.com, where we offer timely market commentary, investor education information and sector updates. In particular, I recommend the Investment Perspectives articles featured on our home page; they are written by Invesco’s investment professionals and cover a wide range of topics that are updated regularly.
     Also on our website, you’ll find a commentary from me that discusses the name change we made on April 30 — from Invesco Aim to Invesco. Some of the changes related to this event include all AIM funds being renamed Invesco funds. (It’s important to note that the funds’ investment strategies and objectives have not changed.) You’ll notice on this report the Invesco logo has replaced the previous Invesco Aim logo. And our new Web address is now invesco.com. These changes are the latest steps in the rebranding process we began two years ago, when we added Invesco in front of Aim. For more information about the change, please read the shareholder Q&A on the account balance page at invesco.com.
     At invesco.com you can also access your Fund’s latest quarterly commentary. Simply click on Mutual Funds inside the Financial Products box. Then, in the Fund Information box, click on Quarterly Commentary and select your Fund.
     Timely information like that available on our website — together with the advice and guidance of a trusted financial adviser — can be especially useful in uncertain times. Market volatility and economic uncertainty are two factors that can prompt investors to abandon their long-term saving and investment plans. A financial adviser can show you just how costly that could be over the long term — and can explain that saving more and investing more regularly is a time-tested way to build a solid portfolio. He or she can help you identify appropriate investments, given your individual risk tolerance, time horizon and investment goals.
Taking our business forward
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, was completed on June 1, 2010. Our two companies have similar investment philosophies and cultures, as well as complementary investment expertise. I believe this combination represents the next step in our company’s evolution — and will allow us to better serve you through:
•	Greater efficiencies and cost savings

•	A broader range of investment options

•	A continued commitment to investment excellence, with complementary portfolio management expertise
     While market conditions change from time to time, our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service will not.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a question or comment for me, please email me at phil@invesco.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2   Invesco Leisure Fund

Dear Fellow Shareholders:
By all accounts, last year was a challenging year for all of us. Although the economy and financial markets whipsawed, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from last year is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees — Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting — whose members exercise oversight to maintain the Invesco Funds’ “Investor First” orientation.)
     To that end, some of you may have seen that Invesco is assuming the management of the Van Kampen family of mutual funds as well as Morgan Stanley’s retail funds. We view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3   Invesco Leisure Fund

Management’s Discussion of Fund Performance
Performance summary
During the 13 months ended April 30, 2010, the U.S. economy showed signs of improvement, causing major stock market indexes to rise sharply. The consumer discretionary sector benefited as investors, anticipating an economic recovery, favored cyclical stocks. As a result, all share classes of Invesco Leisure Fund, at net asset value, outperformed the broad market, as measured by the S&P 500 Index, for the reporting period. The Fund’s share classes at NAV, however, underperformed the S&P 500 Consumer Discretionary Index, the Fund’s style-specific index. This was due predominately to security selection within the hotels, restaurants and leisure industry, as well as security selection in, and underweight exposure to, the automobile industry.
     Your Fund’s long-term performance can be found later in this report.
Fund vs. Indexes
Total returns, 3/31/09 to 4/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	56.81%
Class B Shares	55.59
Class C Shares	55.64
Class R Shares	56.37
Class Y Shares	57.15
Investor Class Shares	56.79
S&P 500 Index▼ (Broad Market Index)	47.26
S&P 500 Consumer Discretionary Index▼* (Style-Specific Index)	72.17
Lipper Consumer Services Funds Category Average▼ (Peer Group)	67.97

▼	Lipper Inc.

*	On December 1, 2009, we adopted the S&P 500 Consumer Discretionary Index as the Fund’s style-specific index because we believe it reflects the performance of the type of securities in which the Fund invests.
How we invest
We focus on companies that profit from consumer spending on leisure activities — products or services purchased with consumers’ discretionary income. The Fund invests in stocks of cable television, publishing, cruise line, advertising, hotel, casino, electronic game and toy manufacturing, restaurant, retailing and entertainment companies.
     Stock selection is based on a research driven bottom-up investment approach focusing on company fundamentals and growth prospects. Quantitative screens are used to help identify attractive stock candidates within the universe of leisure-related companies. Portfolio candidates are further refined by fundamental analysis performed at the company level which includes an evaluation of industry dynamics, competitive intensity and drivers of growth.
     The investment process seeks to identify attractively valued leisure-related companies exhibiting the following characteristics:
•	Attractive revenue growth profile

•	Strong free cash flow generation
Fund data as of 4/30/10

Portfolio Composition
By sector
Consumer Discretionary	88.3%
Consumer Staples	5.0
Information Technology	3.8
Money Market Funds
Plus Other Assets Less Liabilities	2.9

Total Net Assets	$404.7 million
Total Number of Holdings*	59
Top Equity Holdings*

1. Walt Disney Co. (The)	7.0%
2. Omnicomm Group Inc.	3.9
3. Marriott International Inc.	3.6
4. Home Depot, Inc. (The)	3.3
5. Lowe’s Cos., Inc.	3.1
6. International Game Technology	2.8
7. NIKE, Inc.	2.8
8. Scripps Networks Interactive, Inc.	2.8
9. Interpublic Group of Cos., Inc. (The)	2.7
10. WMS Industries Inc.	2.3
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
•	Returns on invested capital in excess of weighted-average cost of capital

•	Low capital intensity businesses

•	Management teams that are good stewards of capital
     We construct the portfolio with the goal of holding 40-75 individual stocks with an average investment horizon of 18 to 24 months. Portfolio weightings are adjusted based on current economic and industry conditions.
     We may reduce or eliminate exposure to a stock when:
•	A company reaches its price target.

•	A more compelling opportunity is identified.

•	A change in fundamentals occurs — either company specific or industry wide.

•	A stock’s technical profile indicated negative underlying information which is further determined to have violated a fundamental investment thesis.
Market conditions and your Fund
The U.S. economy provided signs of improvement during the period, offering indications that the economy has transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to a private economic recovery was uncertain. The U.S. Federal Reserve’s (the Fed) federal funds target rate remained quite low, in a range of between zero and 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with quarterly growth, on an annualized basis, of 2.2%, 5.6% and 3.0% for the third and fourth quarter of 2009, and the first quarter 2010, respectively.2 Inflation, measured by the seasonally adjusted Consumer Price Index, remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during the first quarter of 2010 and remained at a rate of 9.9% nationwide as of April 2010.3
     Against this backdrop, all stock market sectors delivered double-digit gains for the reporting period.4 Telecommunication services, utilities and health care — traditionally more defensive sectors — were among the laggard sectors of the S&P 500 Index.4
4   Invesco Leisure Fund

     Retail-focused industries, such as the automobiles industry and the Internet and catalog retail industry, experienced significant growth during the reporting period. The Fund’s underweight exposure in this area hurt its performance relative to the S&P 500 Consumer Discretionary Index. Security selection in the hotels, restaurants and leisure industry also detracted from Fund performance. The Fund’s underweight exposure to McDonald’s, which represented an average weighting of 7.6% of the benchmark, drove Fund underperformance in this industry.
     The Fund’s security selection and overweight exposure to textiles, apparel and luxury goods benefited the Fund’s benchmark-relative performance. An out-of-index holding within this industry, Hanesbrands, was among the top contributors to Fund performance during the reporting period.
     As a result of improving economic data during the reporting period, we steadily increased the Fund’s consumer discretionary exposure. In order to fund our increased weighting in consumer discretionary stocks, we reduced our beverage exposure by eliminating these holdings:
Anheuser-Busch InBev, Diageo, Pepsico and Pernod Ricard.
     Although traditional media stocks experienced strong price performance following the market bottom of March 2009, many of these companies are structurally challenged due to their ownership of newspapers, magazines, radio and broadcast television stations which are losing market share to other forms of media. As a result, we took advantage of the strength in these stocks and reduced our exposure to traditional media stocks during the year. This allowed us to upgrade the quality of our media holdings as well as reduce our overweight exposure to such stocks. Within movies and entertainment, we sold News Corp. Within cable and satellite, we eliminated Liberty Entertainment and Cablevision Systems from the Fund. And within advertising, we swapped WPP for Interpublic Group as we feel Interpublic has more attractive margin expansion opportunities.
     We increased our casino and gaming exposure during the reporting period. We added to our existing holdings in International Game Technology and Penn National Gaming while also adding a new name, WMS Industries. We believe slot machine manufacturers such as International Game Technology and WMS Industries may benefit from an upcoming replacement cycle of slot machines on casino floors.
     We believe discretionary spending will likely continue to improve, but the rate of growth may lag past economic recoveries for two reasons. First, consumer leverage remains above the long term average and second, personal savings as a percentage of disposable personal income will likely remain above recent levels as consumers reduce their leverage. However, sales of luxury and big ticket items began to improve as the stock market rose, housing prices stabilized and consumer confidence recovered from the lows they experienced in early 2009.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult a financial adviser to discuss your individual financial program.
     Thank you for your continued investment in Invesco Leisure Fund.
1	U.S. Federal Reserve

2	Bureau of Economic Analysis

3	Bureau of Labor Statistics

4	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Juan Hartsfield
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Leisure Fund. Mr. Hartsfield began his investment career in 2000 as an equity analyst and later became a portfolio manager. He joined Invesco in 2004. Mr. Hartsfield earned a B.S. in petroleum engineering from The University of Texas at Austin and an M.B.A. from the University of Michigan.
Jonathan Mueller
Chartered Financial Analyst, portfolio manager, is manager of Invesco Leisure Fund. Mr. Mueller served as a senior equity analyst before being promoted to portfolio manager in 2009. He joined Invesco in 2001. Mr. Mueller earned a B.B.A. in accounting from Texas Christian University and an M.B.A. in finance from The University of Texas at Austin. He is a Certified Public Accountant.
Assisted by the Leisure Team
Fund data as of 3/31/10

Portfolio Composition
By sector
Consumer Discretionary	86.7%
Consumer Staples	6.5
Information Technology	6.0
Money Market Funds
Plus Other Assets Less Liabilities	0.8

Total Net Assets	$383.6 million
Total Number of Holdings*	54
Top 10 Equity Holdings*

1. Walt Disney Co. (The)	7.0%
2. Omnicomm Group Inc.	3.8
3. Marriott International Inc.	3.2
4. Home Depot, Inc. (The)	3.2
5. Google Inc.	2.9
6. Lowe’s Cos., Inc.	2.9
7. Scripps Networks Interactive, Inc.	2.9
8. NIKE, Inc.	2.9
9. Interpublic Group of Cos., Inc. (The)	2.6
10. International Game Technology	2.6
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
5   Invesco Leisure Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class without Sales Charges since Inception
Fund data from 1/19/84, index data from 1/31/84

1	Lipper Inc.

2	The Invesco Leisure fund was the only fund in the Lipper Consumer Services Funds Category from January 1984 through May 1984, at which time one other fund joined the category.
Results of a $10,000 Investment — Oldest Share Class with Sales Charges since Inception
Index data from 1/31/00, Fund data from 2/14/00

1	Lipper Inc.
Past performance cannot guarantee comparable future results.
     The performance data shown in the first chart above is that of the Fund’s Investor class shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Investor Class shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.
     The performance data shown in the second chart above is that of the Fund’s Class C shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class C shares. The data shown in the second chart above includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     During the fiscal year, the Fund elected to use the S&P 500 Consumer Discretionary Index as its style-specific index because we believe it reflects the performance of the type of securities in which the Fund invests. This index appears in the second chart above.
continued on page 7
6   Invesco Leisure Fund

Average Annual Total Returns
As of 4/30/10, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	2.17%
5 Years	0.92
1 Year	34.91

Class B Shares
Inception (3/28/02)	2.15%
5 Years	1.03
1 Year	36.73

Class C Shares
Inception(2/14/00)	1.83%
10 Years	2.19
5 Years	1.31
1 Year	40.69

Class R Shares
Inception (10/25/05)	2.06%
1 Year	42.44

Class Y Shares
10 Years	3.05%
5 Years	2.16
1 Year	43.15

Investor Class Shares
Inception (1/19/84)	13.50%
10 Years	3.01
5 Years	2.08
1 Year	42.84
Average Annual Total Returns
As of 3/31/10, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	1.64%
5 Years	-0.68
1 Year	47.32

Class B Shares
Inception (3/28/02)	1.62%
5 Years	-0.57
1 Year	49.66

Class C Shares
Inception (2/14/00)	1.42%
10 Years	1.09
5 Years	-0.30
1 Year	53.69

Class R Shares
Inception (10/25/05)	1.12%
1 Year	55.42

Class Y Shares
10 Years	1.94%
5 Years	0.53
1 Year	56.19

Investor Class Shares
Inception (1/19/84)	13.35%
10 Years	1.90
5 Years	0.45
1 Year	55.79
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Investor Class shares was 1.37%, 2.12%, 2.12%, 1.62%, 1.12% and 1.37%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
New Fiscal Year-End
Since our last report to you, the Fund’s fiscal year-end was changed from March 31 to April 30.

continued from page 6
     Both charts on the previous page are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In both charts, each segment represents a doubling, or 100% change, in the value of the investment.
7   Invesco Leisure Fund

Invesco Leisure Fund’s investment objective is capital growth.
•	Unless otherwise stated, information presented in this report is as of April 30, 2010, and is based on total net assets.

•	Unless otherwise noted, all data provided by Invesco.

•	To access your Fund’s reports/prospectus visit invesco.com/fundreports.
About share classes
•	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

•	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

•	Class Y shares are available to only certain investors. Please see the prospectus for more information.

•	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.
Principal risks of investing in the Fund
•	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

•	The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns.

•	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

•	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

•	The prices of securities held by the Fund may decline in response to market risks.

•	The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
About indexes used in this report
•	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

•	The S&P 500 Consumer Discretionary Index is an unmanaged index considered representative of the consumer discretionary market.

•	The Lipper Consumer Services Funds Category Average represents an average of all of the funds in the Lipper Consumer Services Funds category.

•	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

•	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
•	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

•	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

•	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

•	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
Fund Nasdaq Symbols

Class A Shares	ILSAX
Class B Shares	ILSBX
Class C Shares	IVLCX
Class R Shares	ILSRX
Class Y Shares	ILSYX
Investor Class Shares	FLISX
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
8   Invesco Leisure Fund

Schedule of Investments(a)

April 30, 2010

	Shares	Value

Common Stocks & Other Equity Interest–97.09%
Advertising–9.66%
Interpublic Group of Cos., Inc. (The)(b)	1,219,224	$10,863,286

Lamar Advertising Co.–Class A(b)	223,049	8,301,883

National CineMedia, Inc.	214,247	4,079,263

Omnicom Group Inc.	371,871	15,864,017

		39,108,449

Apparel Retail–7.28%
Abercrombie & Fitch Co.–Class A	167,890	7,341,830

American Eagle Outfitters, Inc.	369,747	6,215,447

Gap, Inc. (The)	121,360	3,001,233

Hot Topic, Inc.	384,749	2,939,482

J. Crew Group, Inc.(b)	63,367	2,944,665

TJX Cos., Inc.	87,536	4,056,418

Urban Outfitters, Inc.(b)	79,324	2,975,443

		29,474,518

Apparel, Accessories & Luxury Goods–3.87%
Carter’s, Inc.(b)	94,042	3,030,033

Coach, Inc.	98,593	4,116,258

Hanesbrands, Inc.(b)	153,586	4,372,594

Polo Ralph Lauren Corp.	46,246	4,157,515

		15,676,400

Brewers–0.99%
Heineken N.V. (Netherlands)	86,055	3,994,675

Broadcasting–3.94%
Discovery Communications, Inc.–Class A(b)	226,353	8,759,861

Grupo Televisa S.A.–ADR (Mexico)	344,932	7,167,687

		15,927,548

Cable & Satellite–4.83%
DIRECTV CLASS A(b)	230,177	8,339,313

Scripps Networks Interactive, Inc.–Class A	247,309	11,212,990

		19,552,303

Casinos & Gaming–7.19%
International Game Technology	539,101	11,364,249

MGM Mirage(b)	135,404	2,151,570

Penn National Gaming, Inc.(b)	202,395	6,266,149

WMS Industries Inc.(b)	186,114	9,309,422

		29,091,390

Department Stores–4.00%
Kohl’s Corp.(b)	123,728	6,803,803

Macy’s, Inc.	199,424	4,626,637

Nordstrom, Inc.	114,838	4,746,254

		16,176,694

Food Retail–1.69%
Woolworths Ltd. (Australia)	273,901	6,826,867

Footwear–2.80%
NIKE, Inc.–Class B	149,191	11,325,089

General Merchandise Stores–2.21%
Target Corp.	157,265	8,943,661

Home Improvement Retail–6.43%
Home Depot, Inc. (The)	380,679	13,418,935

Lowe’s Cos., Inc.	464,564	12,598,975

		26,017,910

Hotels, Resorts & Cruise Lines–8.82%
Carnival Corp.(c)	108,168	4,510,606

Choice Hotels International, Inc.	121,964	4,428,513

Hyatt Hotels Corp.–Class A(b)	105,588	4,347,058

Marriott International, Inc.–Class A	395,923	14,554,130

Orient-Express Hotels Ltd.–Class A (Bermuda)(b)	358,016	4,886,918

Regal Hotels International Holdings Ltd. (Hong Kong)	7,827,800	2,977,518

		35,704,743

Hypermarkets & Super Centers–1.31%
Costco Wholesale Corp.	90,070	5,321,336

Internet Retail–1.88%
Amazon.com, Inc.(b)	55,582	7,618,069

Internet Software & Services–3.78%
Google Inc.–Class A(b)	7,737	4,065,329

GSI Commerce, Inc.(b)	147,036	4,006,731

Knot, Inc. (The)(b)	385,458	3,126,065

OpenTable, Inc.(b)(d)	105,471	4,098,603

		15,296,728

Motorcycle Manufacturers–1.25%
Harley-Davidson, Inc.	149,344	5,052,307

Movies & Entertainment–11.79%
Time Warner Inc.	254,487	8,418,430

Viacom Inc.–Class A(b)(d)	130,287	5,082,496

Viacom Inc.–Class B(b)	170,486	6,023,270

Walt Disney Co. (The)	764,865	28,177,627

		47,701,823

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Leisure Fund

	Shares	Value

Personal Products–0.99%
Estee Lauder Cos. Inc. (The)–Class A	60,674	$3,999,630

Restaurants–9.56%
Brinker International, Inc.	362,014	6,704,499

Buffalo Wild Wings Inc.(b)(d)	79,664	3,293,310

Darden Restaurants, Inc.	193,613	8,664,182

Jack in the Box Inc.(b)	239,697	5,637,673

McDonald’s Corp.	89,527	6,319,711

P.F. Chang’s China Bistro, Inc.(b)(d)	93,420	4,076,849

Starbucks Corp.	153,623	3,991,125

		38,687,349

Specialty Stores–2.82%
Staples, Inc.	359,108	8,449,811

Tiffany & Co.	61,458	2,979,484

		11,429,295

Total Common Stocks & Other Equity Interests (Cost $294,158,877)		392,926,784

Money Market Funds–0.80%
Liquid Assets Portfolio–Institutional Class(e)	1,615,106	1,615,106

Premier Portfolio–Institutional Class(e)	1,615,107	1,615,107

Total Money Market Funds (Cost $3,230,213)		3,230,213

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–97.89% (Cost $297,389,090)		396,156,997

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.93%
Liquid Assets Portfolio–Institutional Class (Cost $11,876,065)(e)(f)	11,876,065	11,876,065

TOTAL INVESTMENTS–100.82% (Cost $309,265,155)		408,033,062

OTHER ASSETS LESS LIABILITIES–(0.82)%		(3,322,000)

NET ASSETS–100.00%		$404,711,062

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Each unit represents one common share with paired trust share.
(d)	All or a portion of this security was out on loan at April 30, 2010.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Leisure Fund

Schedule of Investments(a)

March 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–99.24%
Advertising–9.37%
Interpublic Group of Cos., Inc. (The)(b)	1,219,224	$10,143,944

Lamar Advertising Co.–Class A(b)	223,049	7,661,733

National CineMedia, Inc.	214,247	3,697,903

Omnicom Group Inc.	371,871	14,432,314

		35,935,894

Apparel Retail–5.62%
Abercrombie & Fitch Co.–Class A	167,890	7,662,500

American Eagle Outfitters, Inc.	369,747	6,847,714

Hot Topic, Inc.(b)	511,002	3,321,513

TJX Cos., Inc.	87,536	3,722,031

		21,553,758

Apparel, Accessories & Luxury Goods–5.26%
Carter’s, Inc.(b)	267,493	8,064,914

Coach, Inc.	98,593	3,896,395

Hanesbrands, Inc.(b)	153,586	4,272,763

Polo Ralph Lauren Corp.	46,246	3,932,760

		20,166,832

Brewers–2.02%
Heineken N.V. (Netherlands)	150,982	7,752,706

Broadcasting–3.88%
Discovery Communications, Inc.–Class A(b)	226,353	7,648,468

Grupo Televisa S.A.–ADR (Mexico)	344,932	7,250,471

		14,898,939

Cable & Satellite–2.86%
Scripps Networks Interactive, Inc.–Class A	247,309	10,968,154

Casinos & Gaming–6.09%
International Game Technology	539,101	9,946,414

Penn National Gaming, Inc.(b)	202,395	5,626,581

WMS Industries Inc.(b)	186,114	7,805,621

		23,378,616

Consumer Electronics–1.35%
Harman International Industries, Inc.(b)	110,631	5,175,318

Department Stores–4.40%
Kohl’s Corp.(b)	123,728	6,777,820

Macy’s, Inc.	199,424	4,341,460

Nordstrom, Inc.	140,680	5,746,778

		16,866,058

Food Retail–1.83%
Woolworths Ltd. (Australia)	273,901	7,030,246

Footwear–2.86%
NIKE, Inc.–Class B	149,191	10,965,538

General Merchandise Stores–2.16%
Target Corp.	157,265	8,272,139

Home Improvement Retail–6.15%
Home Depot, Inc. (The)	380,679	12,314,966

Lowe’s Cos., Inc.	464,564	11,261,031

		23,575,997

Hotels, Resorts & Cruise Lines–9.19%
Carnival Corp.(c)	108,168	4,205,572

Choice Hotels International, Inc.	179,896	6,262,180

Hyatt Hotels Corp.–Class A(b)	105,588	4,113,708

Marriott International, Inc.–Class A	395,923	12,479,493

Orient-Express Hotels Ltd.–Class A (Bermuda)(b)	358,016	5,076,667

Regal Hotels International Holdings Ltd. (Hong Kong)	7,827,800	3,112,895

		35,250,515

Hypermarkets & Super Centers–1.40%
Costco Wholesale Corp.	90,070	5,378,080

Internet Retail–1.97%
Amazon.com, Inc.(b)	55,582	7,544,145

Internet Software & Services–6.04%
Google Inc.–Class A(b)	19,984	11,331,128

GSI Commerce, Inc.(b)	147,036	4,068,486

Knot, Inc. (The)(b)	385,458	3,014,281

OpenTable, Inc.(b)(d)	124,345	4,741,275

		23,155,170

Motorcycle Manufacturers–1.09%
Harley-Davidson, Inc.	149,344	4,192,086

Movies & Entertainment–12.13%
Time Warner Inc.	294,120	9,197,132

Viacom Inc.–Class A(b)(d)	130,287	4,778,927

Viacom Inc.–Class B(b)	170,486	5,861,309

Walt Disney Co. (The)	764,865	26,701,437

		46,538,805

Personal Products–1.24%
Estee Lauder Cos. Inc. (The)–Class A	73,051	4,738,818

Restaurants–10.14%
Brinker International, Inc.	362,014	6,979,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Leisure Fund

	Shares	Value

Restaurants–(continued)

Buffalo Wild Wings Inc.(b)(d)	79,664	$3,832,635

Darden Restaurants, Inc.	193,613	8,623,523

Jack in the Box Inc.(b)	239,697	5,644,864

McDonald’s Corp.	89,527	5,973,242

P.F. Chang’s China Bistro, Inc.(b)(d)	93,420	4,122,625

Starbucks Corp.	153,623	3,728,430

		38,904,949

Specialty Stores–2.19%
Staples, Inc.	359,108	8,399,536

Total Common Stocks & Other Equity Interests (Cost $293,794,384)		380,642,299

Money Market Funds–0.76%
Liquid Assets Portfolio–Institutional Class(e)	1,466,934	1,466,934

Premier Portfolio–Institutional Class(e)	1,466,935	1,466,935

Total Money Market Funds (Cost $2,933,869)		2,933,869

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.00% (Cost $296,728,253)		383,576,168

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.50%
Liquid Assets Portfolio–Institutional Class (Cost $13,413,520)(e)(f)	13,413,520	13,413,520

TOTAL INVESTMENTS–103.50% (Cost $310,141,773)		396,989,688

OTHER ASSETS LESS LIABILITIES–(3.50)%		(13,415,230)

NET ASSETS–100.00%		$383,574,458

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Each unit represents one common share with paired trust share.
(d)	All or a portion of this security was out on loan at March 31, 2010.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Leisure Fund

Statement of Assets and Liabilities

April 30, 2010 and March 31, 2010

	April 30,	March 31,
	2010	2010

Assets:
Investments, at value (Cost $294,158,877 and $293,794,384, respectively)*	$392,926,784	$380,642,299

Investments in affiliates, at value and cost	15,106,278	16,347,389

Total investments, at value (Cost $309,265,155 and $310,141,773, respectively)	408,033,062	396,989,688

Cash	—	7,673

Foreign currencies, at value (Cost $3,199,442 and $38, respectively)	3,216,647	35

Receivables for:
Investments sold	5,182,887	—

Fund shares sold	209,107	456,129

Dividends	651,429	427,752

Investment for trustee deferred compensation and retirement plans	36,967	37,299

Other assets	34,654	25,949

Total assets	417,364,753	397,944,525

Liabilities:
Payables for:
Fund shares reacquired	285,263	475,772

Collateral upon return of securities loaned	11,876,065	13,413,520

Accrued fees to affiliates	306,888	313,121

Accrued operating expenses	86,768	69,112

Trustee deferred compensation and retirement plans	98,707	98,542

Total liabilities	12,653,691	14,370,067

Net assets applicable to shares outstanding	$404,711,062	$383,574,458

Net assets consist of:
Shares of beneficial interest	$353,058,562	$348,927,250

Undistributed net investment income	375,706	122,211

Undistributed net realized gain (loss)	(47,506,657)	(52,321,643)

Undistributed appreciation	98,783,451	86,846,640

	$404,711,062	$383,574,458

Net Assets:
Class A	$66,193,528	$58,698,223

Class B	$9,534,122	$9,398,695

Class C	$14,536,372	$13,954,746

Class R	$1,207,980	$1,154,185

Class Y	$3,119,585	$2,481,604

Investor Class	$310,119,475	$297,887,005

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	2,032,880	1,882,172

Class B	303,996	312,700

Class C	479,848	480,663

Class R	37,237	37,139

Class Y	95,777	79,567

Investor Class	9,546,083	9,573,882

Class A:
Net asset value per share	$32.56	$31.19

Maximum offering price per share
(Net asset value of $32.56 divided by 94.50%)
(Net asset value of $31.19 divided by 94.50%)	$34.46	$33.01

Class B:
Net asset value and offering price per share	$31.36	$30.06

Class C:
Net asset value and offering price per share	$30.29	$29.03

Class R:
Net asset value and offering price per share	$32.44	$31.08

Class Y:
Net asset value and offering price per share	$32.57	$31.19

Investor Class:
Net asset value and offering price per share	$32.49	$31.11

*	At April 30, 2010 and March 31, 2010 securities with an aggregate value of $11,521,472 and $ 13,091,283, respectively, were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Leisure Fund

Statement of Operations

For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010

	One month	Year
	ended	ended
	April 30,	March 31,
	2010	2010

Investment income:
Dividends (net of foreign withholding taxes of $12,115 and $55,284, respectively)	$721,007	$5,229,839

Dividends from affiliated money market funds (includes securities lending income of $4,525 and $118,600, respectively)	5,041	147,414

Total investment income	726,048	5,377,253

Expenses:
Advisory fees	244,997	2,609,681

Administrative services fees	11,761	130,030

Custodian fees	944	38,208

Distribution fees:
Class A	13,308	134,671

Class B	8,013	96,423

Class C	11,983	130,937

Class R	495	4,345

Investor Class	64,000	673,207

Transfer agent fees	79,007	972,253

Trustees’ and officers’ fees and benefits	3,720	29,599

Other	23,928	188,562

Total expenses	462,156	5,007,916

Less: Fees waived and expense offset arrangement(s)	(1,211)	(22,508)

Net expenses	460,945	4,985,408

Net investment income	265,103	391,845

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $27,524 and $24,522, respectively)	4,814,986	23,531,492

Foreign currencies	(28,756)	(192,610)

	4,786,230	23,338,882

Change in net unrealized appreciation (depreciation) of:
Investment securities	11,919,993	125,887,686

Foreign currencies	16,818	(1,499)

	11,936,811	125,886,187

Net realized and unrealized gain	16,723,041	149,225,069

Net increase in net assets resulting from operations	$16,988,144	$149,616,914

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Leisure Fund

Statement of Changes in Net Assets

For the period April 1, 2010 to April 30, 2010 and the years ended March 31, 2010 and 2009, respectively.

	One month
	ended	Year ended
	April 30,	March 31,
	2010	2010	2009

Operations:
Net investment income	$265,103	$391,845	$5,143,695

Net realized gain (loss)	4,786,230	23,338,882	(69,221,779)

Change in net unrealized appreciation (depreciation)	11,936,811	125,886,187	(193,351,502)

Net increase (decrease) in net assets resulting from operations	16,988,144	149,616,914	(257,429,586)

Distributions to shareholders from net investment income:
Class A	—	(847,445)	—

Class B	—	(35,799)	—

Class C	—	(52,286)	—

Class R	—	(11,251)	—

Class Y	—	(22,400)	—

Investor Class	—	(4,373,935)	—

Total distributions from net investment income	—	(5,343,116)	—

Distributions to shareholders from net realized gains:
Class A	—	—	(6,005,872)

Class B	—	—	(1,293,343)

Class C	—	—	(1,558,409)

Class R	—	—	(66,149)

Class Y	—	—	(50,847)

Investor Class	—	—	(26,637,952)

Total distributions from net realized gains	—	—	(35,612,572)

Share transactions–net:
Class A	4,848,835	(10,285,056)	(36,048,526)

Class B	(273,450)	(4,243,197)	(6,811,861)

Class C	(23,706)	(2,801,960)	(8,672,930)

Class R	3,207	194,875	194,885

Class Y	520,465	1,492,256	772,263

Investor Class	(926,891)	(30,604,930)	(50,886,198)

Net increase (decrease) in net assets resulting from share transactions	4,148,460	(46,248,012)	(101,452,367)

Net increase (decrease) in net assets	21,136,604	98,025,786	(394,494,525)

Net assets:
Beginning of year	383,574,458	285,548,672	680,043,197

End of year (includes undistributed net investment income of $375,706 and $122,211 and $5,185,302, respectively)	$404,711,062	$383,574,458	$285,548,672

Notes to Financial Statements

One month ended April 30, 2010, twelve months ended March 31, 2010 and 2009

NOTE 1—Significant Accounting Policies

Invesco Leisure Fund, formerly AIM Leisure Fund, (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds), formerly AIM Sector Funds, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets,

15        Invesco Leisure Fund

liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  On April 30, 2010, the Fund’s fiscal year-end changed from March 31 to April 30.
  The Fund’s investment objective is capital growth.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Investor Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Effective April 1, 2010, Class R shares are no longer subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from

16        Invesco Leisure Fund

investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of

17        Invesco Leisure Fund

the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

Next $350 million	0.65%

Next $1.3 billion	0.55%

Next $2 billion	0.45%

Next $2 billion	0.40%

Next $2 billion	0.375%

Over $8 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed, through at least June 30, 2010, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Investor Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, the Advisor did not waive fees and/or reimburse expenses under this expense limitation.
  The Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, the Adviser waived advisory fees of $693 and $12,313, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $0 and $919, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations

18        Invesco Leisure Fund

approved by the Trust’s Board of Trustees. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period April 1, 2009 to April 30, 2010, IDI advised the Fund that IDI retained $567 in front-end sales commissions from the sale of Class A shares and $0, $495 and $34 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended March 31, 2010, IDI advised the Fund that IDI retained $6,397 in front-end sales commissions from the sale of Class A shares and $0, $21,197 and $413 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of April 30, 2010 and March 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the period April 1, 2010 to April 30, 2010, there were no significant transfers between investment levels.

				April 30, 2010
	Level 1	Level 2	Level 3	Total

Equity Securities	$394,234,001	$13,799,061	$—	$408,033,062

				March 31, 2010
	Level 1	Level 2	Level 3	Total

Equity Securities	$379,093,841	$17,895,847	$—	$396,989,688

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the period April 1, 2010 to April 30, 2010, the Fund engaged in securities purchases of $3,745,530 and securities sales of $89,183, which resulted in net realized gains (losses) of $27,524. For the year ended March 31, 2010, the Fund engaged in securities purchases of $3,779,010 and securities sales of $72,472, which resulted in net realized gains (losses) of $24,522.

19        Invesco Leisure Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $518 and $9,276, respectively.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, the Fund paid legal fees of $0 and $2,838, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period April 1, 2010 to April 30, 2010 and the Years Ended March 31, 2010 and 2009:

	April 30, 2010	March 31, 2010	March 31, 2009

Ordinary income	$—	$5,343,116	$288,805

Long-term capital gain	—	—	35,323,767

Total distributions	$—	$5,343,116	$35,612,572

Tax Components of Net Assets at Period-End:

As of April 30, 2010, and March 31, 2010, the components of net assets on a tax basis were as follows:

	April 30, 2010	March 31, 2010

Undistributed ordinary income	$464,930	$464,930

Net unrealized appreciation — investments	98,493,499	86,573,507

Net unrealized appreciation (depreciation) — other investments	15,544	(1,274)

Temporary book/tax differences	(89,224)	(88,638)

Post-October Currency loss deferrals	—	(254,081)

Capital loss carryforward	(47,232,249)	(52,047,236)

Shares of beneficial interest	353,058,562	348,927,250

Total net assets	$404,711,062	$383,574,458

  The differences between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation differences are attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

20        Invesco Leisure Fund

  For the period April 1, 2010 to April 30,2010, and the year ended March 31, 2010, the Fund utilized $4,814,987 and $0, respectively, of capital loss carryforward to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2010 and March 31, 2010, which expires as follows:

Capital Loss Carryforward*
Expiration	April 30, 2010	March 31, 2010

April 30, 2017	$43,233,595	$8,813,641

April 30, 2016	3,998,654	—

April 30, 2018	—	43,233,595

Total capital loss carryforward	$47,232,249	$52,047,236

*	Capital loss carryforwards as of the dates listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period April 1, 2010 to April 30, 2010 was $23,277,409 and $27,226,221 and during the year ended March 31, 2010 was $184,755,928 and $228,567,623, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
	April 30, 2010	March 31, 2010

Aggregate unrealized appreciation of investment securities	$109,524,678	$96,171,495

Aggregate unrealized (depreciation) of investment securities	(11,031,179)	(9,597,988)

Net unrealized appreciation of investment securities	$98,493,499	$86,573,507

Cost of investments for tax purposes	$309,539,563	$310,416,181

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on April 30, 2010, undistributed net investment income was decreased by $11,608, undistributed net realized gain (loss) was increased by $28,756 and shares of beneficial interest decreased by $17,148. This reclassification had no effect on the net assets of the Fund.
  Primarily as a result of differing book/tax treatment of foreign currency transactions and distributions, on March 31, 2010, undistributed net investment income was decreased by $111,820 and undistributed net realized gain (loss) was increased by $111,820. This reclassification had no effect on the net assets of the Fund.

21        Invesco Leisure Fund

NOTE 11—Share Information

	Summary of Share Activity

	One month ended		Year ended March 31,
	April 30, 2010(a)		2010(b)		2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	201,931	$6,529,779	356,209	$9,548,698	540,995	$17,884,731

Class B	3,261	103,909	15,877	411,763	45,136	1,489,097

Class C	8,997	275,397	53,114	1,322,942	57,806	1,685,687

Class R	406	13,166	13,855	355,782	12,634	376,338

Class Y(c)	17,894	575,391	75,510	2,081,150	30,062	812,085

Investor Class	119,737	3,903,056	527,814	13,737,193	601,761	18,058,729

Issued as reinvestment of dividends:
Class A	—	—	28,505	809,814	278,451	5,783,432

Class B	—	—	1,231	33,781	61,039	1,219,540

Class C	—	—	1,834	48,627	76,246	1,471,550

Class R	—	—	396	11,221	3,198	66,144

Class Y	—	—	676	19,200	2,377	49,265

Investor Class	—	—	149,574	4,240,423	1,247,505	25,848,311

Automatic conversion of Class B shares to Class A shares:
Class A	6,211	204,031	25,065	653,920	56,271	1,712,364

Class B	(6,449)	(204,031)	(26,119)	(653,920)	(58,215)	(1,712,364)

Reacquired:
Class A(c)	(57,434)	(1,884,975)	(806,921)	(21,297,488)	(2,007,205)	(61,429,053)

Class B	(5,516)	(173,328)	(162,988)	(4,034,821)	(274,172)	(7,808,134)

Class C	(9,812)	(299,103)	(170,383)	(4,173,529)	(419,708)	(11,830,167)

Class R	(308)	(9,959)	(6,751)	(172,128)	(8,900)	(247,597)

Class Y	(1,684)	(54,926)	(25,006)	(608,094)	(4,052)	(89,087)

Investor Class(c)	(147,536)	(4,829,947)	(1,823,792)	(48,582,546)	(3,277,521)	(94,793,238)

Net increase (decrease) in share activity	129,698	$4,148,460	(1,772,300)	$(46,248,012)	(3,036,292)	$(101,452,367)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 20% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(c)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	20,792	$631,856

Class A	(2,736)	(83,298)

Investor Class	(18,051)	(548,558)

22        Invesco Leisure Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
One month ended 04/30/10	$31.19	$0.02	$1.35	$1.37	$—	$—	$—	$32.56	4.39%	$66,194	1.34	%(d)	1.34	%(d)	0.83	%(d)	6%
Year ended 03/31/10	20.32	0.04	11.27	11.31	(0.44)	—	(0.44)	31.19	55.88	58,698	1.39	(e)	1.39	(e)	0.16	(e)	55
Year ended 03/31/09	39.82	0.36	(17.29)	(16.93)	—	(2.57)	(2.57)	20.32	(42.67)	46,322	1.36		1.36		1.16		17
Year ended 03/31/08	49.19	0.23	(5.72)	(5.49)	(0.37)	(3.51)	(3.88)	39.82	(11.89)	135,813	1.18		1.18		0.48		14
Year ended 03/31/07	43.45	0.15	9.20 (f)	9.35	(1.05)	(2.56)	(3.61)	49.19	21.86 (f)	181,748	1.23		1.23		0.33		20
Year ended 03/31/06	45.61	0.15	2.60	2.75	(0.47)	(4.44)	(4.91)	43.45	6.58	132,515	1.29		1.29		0.34		20

Class B
One month ended 04/30/10	30.06	0.00	1.30	1.30	—	—	—	31.36	4.33	9,534	2.09	(d)	2.09	(d)	0.08	(d)	6
Year ended 03/31/10	19.51	(0.15)	10.80	10.65	(0.10)	—	(0.10)	30.06	54.66	9,399	2.14	(e)	2.14	(e)	(0.59	)(e)	55
Year ended 03/31/09	38.68	0.13	(16.73)	(16.60)	—	(2.57)	(2.57)	19.51	(43.08)	9,454	2.11		2.11		0.41		17
Year ended 03/31/08	47.95	(0.13)	(5.55)	(5.68)	(0.08)	(3.51)	(3.59)	38.68	(12.54)	27,495	1.93		1.93		(0.27)		14
Year ended 03/31/07	42.46	(0.19)	8.96 (f)	8.77	(0.72)	(2.56)	(3.28)	47.95	20.95 (f)	37,553	1.98		1.98		(0.42)		20
Year ended 03/31/06	44.86	(0.17)	2.54	2.37	(0.33)	(4.44)	(4.77)	42.46	5.81	34,272	2.02		2.02		(0.39)		20

Class C
One month ended 04/30/10	29.03	0.00	1.26	1.26	—	—	—	30.29	4.34	14,536	2.09	(d)	2.09	(d)	0.08	(d)	6
Year ended 03/31/10	18.84	(0.14)	10.43	10.29	(0.10)	—	(0.10)	29.03	54.69	13,955	2.14	(e)	2.14	(e)	(0.59	)(e)	55
Year ended 03/31/09	37.51	0.12	(16.22)	(16.10)	—	(2.57)	(2.57)	18.84	(43.09)	11,232	2.11		2.11		0.41		17
Year ended 03/31/08	46.62	(0.12)	(5.40)	(5.52)	(0.08)	(3.51)	(3.59)	37.51	(12.56)	33,073	1.93		1.93		(0.27)		14
Year ended 03/31/07	41.35	(0.19)	8.74 (f)	8.55	(0.72)	(2.56)	(3.28)	46.62	20.98 (f)	47,521	1.98		1.98		(0.42)		20
Year ended 03/31/06	43.82	(0.17)	2.47	2.30	(0.33)	(4.44)	(4.77)	41.35	5.78	33,549	2.02		2.02		(0.39)		20

Class R
One month ended 04/30/10	31.08	0.02	1.34	1.36	—	—	—	32.44	4.38	1,208	1.59	(d)	1.59	(d)	0.58	(d)	6
Year ended 03/31/10	20.22	(0.02)	11.21	11.19	(0.33)	—	(0.33)	31.08	55.50	1,154	1.64	(e)	1.64	(e)	(0.09	)(e)	55
Year ended 03/31/09	39.75	0.27	(17.23)	(16.96)	—	(2.57)	(2.57)	20.22	(42.82)	599	1.61		1.61		0.91		17
Year ended 03/31/08	49.14	0.10	(5.71)	(5.61)	(0.27)	(3.51)	(3.78)	39.75	(12.12)	903	1.43		1.43		0.23		14
Year ended 03/31/07	43.41	0.04	9.19 (f)	9.23	(0.94)	(2.56)	(3.50)	49.14	21.59 (f)	203	1.48		1.48		0.08		20
Year ended 03/31/06(g)	43.91	0.02	4.38	4.40	(0.46)	(4.44)	(4.90)	43.41	10.57	22	1.52	(h)	1.52	(h)	0.11	(h)	20

Class Y
One month ended 04/30/10	31.19	0.03	1.35	1.38	—	—	—	32.57	4.43	3,120	1.09	(d)	1.09	(d)	1.08	(d)	6
Year ended 03/31/10	20.31	0.11	11.25	11.36	(0.48)	—	(0.48)	31.19	56.19	2,482	1.14	(e)	1.14	(e)	0.41	(e)	55
Year ended 03/31/09(g)	30.39	0.14	(7.65)	(7.51)	—	(2.57)	(2.57)	20.31	(24.90)	576	1.27	(h)	1.28	(h)	1.25	(h)	17

Investor Class
One month ended 04/30/10	31.11	0.02	1.36	1.38	—	—	—	32.49	4.44	310,119	1.34	(d)	1.34	(d)	0.83	(d)	6
Year ended 03/31/10	20.28	0.04	11.23	11.27	(0.44)	—	(0.44)	31.11	55.79	297,887	1.39	(e)	1.39	(e)	0.16	(e)	55
Year ended 03/31/09	39.74	0.35	(17.24)	(16.89)	—	(2.57)	(2.57)	20.28	(42.65)	217,365	1.36		1.36		1.16		17
Year ended 03/31/08	49.10	0.23	(5.71)	(5.48)	(0.37)	(3.51)	(3.88)	39.74	(11.89)	482,760	1.18		1.18		0.48		14
Year ended 03/31/07	43.37	0.15	9.19 (f)	9.34	(1.05)	(2.56)	(3.61)	49.10	21.88 (f)	629,840	1.23		1.23		0.33		20
Year ended 03/31/06	45.54	0.16	2.59	2.75	(0.48)	(4.44)	(4.92)	43.37	6.60	568,321	1.27		1.27		0.36		20

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $64,764, $9,749, $14,579, $1,206, $2,975(annualized) and $311 for Class A, Class B, Class C, Class R, Class Y, and Investor Class shares, respectively.
(e)	Ratios are based on average daily net assets (000’s omitted) of $53,848, $9,642, $13,089, $868, $1,199 (annualized) and $269,141 for Class A, Class B, Class C, Class R, Class Y, and Investor Class shares, respectively
(f)	Net gains (losses) on securities (both realized and unrealized) per share and total return includes a special dividend received of $10.00 per share owned of Cablevision Systems Corp. — Class A on April 24, 2006. Net gains (losses) on securities (both realized and unrealized) per share excluding the special dividend are $8.81, $8.57, $8.35, $8.80 and $8.80 for Class A, Class B, Class C, Class R and Investor Class shares, respectively. Total returns excluding the special dividend are 20.89%, 19.97%, 19.97%, 20.62% and 20.90% for Class A, Class B, Class C, Class R and Investor Class shares, respectively.
(g)	Commencement date of October 25, 2005 and October 3, 2008 for Class R and Class Y shares, respectively.
(h)	Annualized.

23        Invesco Leisure Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Leisure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Leisure Fund (formerly known as AIM Leisure Fund; one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2010 and at March 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2010 and at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 4, 2010
Houston, Texas

24        Invesco Leisure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2009 through April 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(11/01/09)	(04/30/10)[1]	Period[2]	(04/30/10)	Period[2]	Ratio
A	$1,000.00	$1,233.80	$7.59	$1,018.00	$6.85	1.37%

B	1,000.00	1,229.10	11.72	1,014.28	10.59	2.12

C	1,000.00	1,229.10	11.72	1,014.28	10.59	2.12

R	1,000.00	1,232.40	8.97	1,016.76	8.10	1.62

Y	1,000.00	1,235.60	6.21	1,019.24	5.61	1.12

Investor	1,000.00	1,233.90	7.59	1,018.00	6.85	1.37

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2009 through April 30, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

25        Invesco Leisure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2009 through March 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(10/01/09)	(03/31/10)[1]	Period[2]	(03/31/10)	Period[2]	Ratio
A	$1,000.00	$1,143.90	$7.38	$1,018.05	$6.94	1.38%

B	1,000.00	1,139.90	11.36	1,014.31	10.70	2.13

C	1,000.00	1,139.70	11.36	1,014.31	10.70	2.13

R	1,000.00	1,142.50	8.71	1,016.80	8.20	1.63

Y	1,000.00	1,145.60	6.04	1,019.30	5.69	1.13

Investor	1,000.00	1,143.90	7.38	1,018.05	6.94	1.38

[1]	The actual ending account value is based on the actual total return of the Fund for the period October 1, 2009 through March 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

26        Invesco Leisure Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended:

	April 30,	March 31,
Federal and State Income Tax	2010	2010

Qualified Dividend Income*	—%	100%
Corporate Dividends Received Deduction*	—%	70%

*	The above percentages are based on ordinary income dividends paid to shareholders during the period April 1, 2010 to April 30,2010 and the fiscal year ended March 31, 2010.

27        Invesco Leisure Fund

Trustees and Officers
The address of each trustee and officer of AIM Sector Funds (Invesco Sector Funds) (the “Trust”), is 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. Each trustee oversees 197 portfolios in the Invesco Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Other
	and/ or		Directorship(s)
Name, Year of Birth and	Officer		Held by
Position(s) Held with the Trust	Since	Principal Occupation(s) During Past 5 Years	Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Capital Management, Inc. ) (formerly, Invesco Aim Capital Management, Inc.); President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider)	ACE Limited (insurance company); and Investment Company Institute

Bob R. Baker — 1936 Trustee	1983	Retired	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	1997	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers — (continued)

	Trustee		Other
	and/ or		Directorship(s)
Name, Year of Birth and	Officer		Held by
Position(s) Held with the Trust	Since	Principal Occupation(s) During Past 5 Years	Trustee
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Capital Management (formerly known as Invesco Aim Capital Management, Inc.); Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Vice President, Invesco Investment Services (formerly known as Invesco Aim Investment Services, Inc.) and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The AIM Family of Funds®; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Capital Management Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Private Asset Management Inc. (formerly known as Invesco Aim Private Asset Management, Inc.); Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Advisers, Inc., Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc. and Invesco Private Asset Management Inc. (formerly known as Invesco Aim Private Asset Management, Inc.)	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.); President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.); Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc. and Invesco Private Asset Management, Inc. (formerly known as Invesco Aim Private Asset Management, Inc.)	N/A
T-2

Trustees and Officers — (continued)

	Trustee		Other
	and/ or		Directorship(s)
Name, Year of Birth and	Officer		Held by
Position(s) Held with the Trust	Since	Principal Occupation(s) During Past 5 Years	Trustee
Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group Inc. (formerly known as Invesco Aim Management Group, Inc.); Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.); Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Fund Management Company	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801
T-3

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You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.
The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     If used after July 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
     On April 30, 2010, Invesco Aim Distributors, Inc. became Invesco Distributors, Inc., Invesco Aim Investment Services, Inc. became Invesco Investment Services, Inc., and AIM funds became Invesco funds. In addition, invescoaim.com became invesco.com.
I-LEI-AR-1     Invesco Distributors, Inc.

Annual Report to Shareholders April 30, 2010 Invesco Technology Fund Effective April 30, 2010, AIM Technology Fund was renamed Invesco Technology Fund. 2 Letters to Shareholders 4 Performance Summary 4 Management Discussion 6 Long-Term Fund Performance 8 Supplemental Information 9 Schedule of Investments 13 Financial Statements 15 Notes to Financial Statements 23 Financial Highlights 24 Auditor’s Report 25 Fund Expenses T-1 Trustees and Officers

Letters to Shareholders
Dear Shareholders:
In the 13 months covered by this report, the U.S. economy improved dramatically from where it stood in early 2009. In the third quarter of 2009, the economy ended its year-long contraction and began growing again. Major U.S. stock market indexes rose sharply in anticipation of economic improvement; despite occasional volatility, they continued rising as evidence mounted that the recovery was genuine. Over the last year, global equity indexes also rallied strongly from their early 2009 lows.
     While economic improvement was undeniable, unemployment remained high by historical standards, and unfortunately it appeared unlikely that the jobless rate would decline significantly anytime soon. Stubbornly high unemployment continued to cast a pall over the nation’s economic outlook.
Timely communication
     Unpredictable and volatile markets, together with economic uncertainty, caused many of you to seek information relative to your investments. Some of you contacted your financial advisers to ask questions and obtain guidance. Others visited our website, invesco.com, where we offer timely market commentary, investor education information and sector updates. In particular, I recommend the Investment Perspectives articles featured on our home page; they are written by Invesco’s investment professionals and cover a wide range of topics that are updated regularly.
     Also on our website, you’ll find a commentary from me that discusses the name change we made on April 30 — from Invesco Aim to Invesco. Some of the changes related to this event include all AIM funds being renamed Invesco funds. (It’s important to note that the funds’ investment strategies and objectives have not changed.) You’ll notice on this report the Invesco logo has replaced the previous Invesco Aim logo. And our new Web address is now invesco.com. These changes are the latest steps in the rebranding process we began two years ago, when we added Invesco in front of Aim. For more information about the change, please read the shareholder Q&A on the account balance page at invesco.com.
     At invesco.com you can also access your Fund’s latest quarterly commentary. Simply click on Mutual Funds inside the Financial Products box. Then, in the Fund Information box, click on Quarterly Commentary and select your Fund.
     Timely information like that available on our website — together with the advice and guidance of a trusted financial adviser — can be especially useful in uncertain times. Market volatility and economic uncertainty are two factors that can prompt investors to abandon their long-term saving and investment plans. A financial adviser can show you just how costly that could be over the long term — and can explain that saving more and investing more regularly is a time-tested way to build a solid portfolio. He or she can help you identify appropriate investments, given your individual risk tolerance, time horizon and investment goals.
Taking our business forward
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, was completed on June 1, 2010. Our two companies have similar investment philosophies and cultures, as well as complementary investment expertise. I believe this combination represents the next step in our company’s evolution — and will allow us to better serve you through:
•	Greater efficiencies and cost savings

•	A broader range of investment options

•	A continued commitment to investment excellence, with complementary portfolio management expertise
     While market conditions change from time to time, our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service will not.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a question or comment for me, please email me at phil@invesco.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2   Invesco Technology Fund

Dear Fellow Shareholders:
By all accounts, last year was a challenging year for all of us. Although the economy and financial markets whipsawed, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from last year is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees — Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting — whose members exercise oversight to maintain the Invesco Funds’ “Investor First” orientation.)
     To that end, some of you may have seen that Invesco is assuming the management of the Van Kampen family of mutual funds as well as Morgan Stanley’s retail funds. We view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3   Invesco Technology Fund

Management’s Discussion of Fund Performance
Performance summary
During the 13 months ended April 30, 2010, the U.S. economy showed signs of improvement, causing major stock market indexes to rise sharply. The information technology (IT) sector enjoyed a banner year with significant double-digit gains. As a result, Invesco Technology Fund’s Class A shares at net asset value outperformed the broad market, as measured by the S&P 500 Index, for the reporting period.
     However, the Fund underperformed its style-specific index, the BofA Merrill Lynch 100 Technology Index. We attribute this to our quality-biased investment process, which was out of favor for much of the reporting period, and which caused stocks with low returns on invested capital to appreciate most during the equity market rally.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 3/31/09 to 4/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	54.88%
Class B Shares	53.78
Class C Shares	53.74
Class Y Shares	55.21
Investor Class Shares	54.97
Institutional Class Shares	56.05
S&P 500 Index▼(Broad Market Index)	47.26
BofA Merrill Lynch 100 Technology Index▼*(Style-Specific Index)	62.48
S&P 500 North American Technology Sector Index▼* (Former Style-Specific Index)	56.37
Lipper Science & Technology Funds Index▼(Peer Group Index)	54.12

▼	Lipper Inc.

*	During the fiscal year, the Fund elected to use the BofA Merrill Lynch 100 Technology Index as its style-specific index rather than the S&P 500 North American Technology Sector Index because it more appropriately reflects the Fund’s investment strategy.
How we invest
We seek to grow capital by investing in companies we believe generate sustainable, superior earnings and cash flow growth that is not fully reflected in investor expectations or equity valuations. The Fund emphasizes companies believed to have a strategic advantage over their competition and operating in industries believed to be beneficiaries of secular trends. The Fund invests in industries such as hardware, software, telecommunications equipment and services, semiconductors and service-related companies in the IT sector. We use a research oriented bottom-up investment approach focusing on company fundamentals and growth prospects.
     We place great emphasis on companies exhibiting high returns on invested capital and generating free cash flow, metrics we believe are good indicators of financial health and growth potential. Also, we seek management teams that maintain high quality balance sheets and manageable debt levels. Valuation also plays a critical role in stock selection.
     Risk management is an integral part of our portfolio construction, as our target portfolio attempts to manage volatility and downside risk. Only stocks that exhibit a proper balance of risk and reward are chosen for inclusion in the portfolio. We seek to accomplish this goal by thoroughly understanding the key business drivers of companies in which we invest. The portfolio is constructed with the goal of holding approximately 40-60 individual stocks we believe are best suited to capitalize on secular trends prevalent in the IT sector.
     We may reduce or eliminate a stock when:
•	A stock’s price reaches its valuation target.

•	A company’s fundamentals change or deteriorate.

•	It no longer meets our investment criteria
Market conditions and your Fund
The U.S. economy provided signs of improvement during the reporting period, offering indications that the economy has transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to a private economic recovery was uncertain. The U.S. Federal Reserve’s (the Fed) federal funds target rate remained quite low, in a range of between zero and 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with quarterly growth, on an annualized basis, of 2.2%, 5.6% and 3.0% for the third and fourth quarter of 2009, and the first quarter 2010, respectively.2 Inflation, measured by the seasonally adjusted Consumer Price Index, remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during the first quarter of 2010 and remained at a rate of 9.9% nationwide as of April 2010.3
     Against this backdrop, all stock market sectors delivered double-digit gains for the reporting period.4 Telecommunication services, utilities and health care — traditionally more defensive sectors — were among the laggard sectors of the S&P 500 Index.4 The financials, consumer
Fund data as of 4/30/10
Portfolio Composition

By sector
Information Technology	96.5%
Consumer Discretionary	1.3
Financials	1.2
Money Market Funds Plus Other Assets
Less Liabilities	1.0

Total Net Assets	$627.1 million
Total Number of Holdings*	62
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
Top 10 Equity Holdings*

1.	Apple Inc.	6.3%
2.	Google Inc.-Class A	4.0
3.	Hewlett-Packard Co.	4.0
4.	Microsoft Corp.	3.8
5.	Cognizant Technology Solutions Corp.-Class A	3.5
6.	Intel Corp.	3.4
7.	Check Point Software Technologies Ltd.	3.2
8.	Marvell Technology Group Ltd.	3.1
9.	Cisco Systems, Inc.	2.7
10.	Tyco Electronics Ltd.	2.7
4   Invesco Technology Fund

discretionary, industrials and IT sectors were favored and delivered the greatest returns during the reporting period.4
     On an absolute basis, holdings in the following industries had the greatest positive impact on Fund performance during the reporting period:
•	Computers and peripherals

•	Semiconductors and semiconductor equipment

•	Software
     Relative to the BofA Merrill Lynch 100 Technology Index, our cash weighting, although minor, had the greatest negative impact on Fund performance given the strong rally in stocks. Additionally, our investment in BlueStream Ventures, a private venture capital partnership focused on technology companies, detracted from benchmark-relative performance. This holding is a legacy holding that has been held by the Fund for some time. Private equity generally lacks liquidity, since it is not traded publicly, and therefore is less frequently valued. This can be beneficial to relative performance when equity markets are falling; however, it was detrimental during the reporting period, given the stock market rally.
     Another detractor from Fund performance was Synaptics, a company that makes touch-sensitive technologies for the computing phone and MP3 market. Shares of Synaptics fell sharply following weak third quarter 2009 and full-year 2010 revenue guidance, the current state of the global economy, and the announcement that the company’s CEO is retiring. We sold Synaptics during the reporting period.
     Conversely, security selection in the semiconductors and IT services industries benefited Fund performance relative to the Fund’s benchmark. Apple and Cognizant Technology Solutions were the top contributors to Fund performance during the reporting period.
     Besides recently announcing price cuts and new features for existing products, Apple continued to introduce new innovative products during the reporting period, unveiling a new version of the iPhone and introducing the iPad. The new iPhone 3G S includes new applications, an improved camera and faster downloading capabilities. The iPad was designed to compete with existing net books and may help Apple expand its market share.
     Cognizant is a leading provider of IT outsourcing solutions with substantial operations in India and primary clients in North America and Europe. Cognizant boasts regional sales and client relationship offices worldwide in an effort to foster deep, sustainable and long-term client relationships.
     The IT sector has the most exposure to domestic financial services firms. As such, we remain conscious of the headwinds affecting business and consumer spending on IT products. Longer term, we continue to see positive trends in the IT sector because we believe three key secular themes that are independent of short-term catalysts continue to offer support:
•	Globalization: The quest for productivity gains supports increased technology use in international markets.

•	Consumerization: Technology demand is consumer-driven, regardless of age or gender.

•	Proliferation: Technology continues to penetrate products ranging from automobiles and industrial controls to sporting gear and alternative energy.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult a financial adviser to discuss your individual financial program.
     We thank you for your continued investment in Invesco Technology Fund.

1	U.S. Federal Reserve

2	Bureau of Economic Analysis

3	Bureau of Labor Statistics

4	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Warren Tennant
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Technology Fund. Mr. Tennant joined Invesco in 2000. He earned both his B.B.A. in finance and his M.B.A. from The University of Texas at Austin.
Brian Nelson
Chartered Financial Analyst, portfolio manager, is manager of Invesco Technology Fund. Mr. Nelson began his investment career in 1988 and joined Invesco in 2004. He earned a B.A. from the University of California-Santa Barbara and is a member of the CFA Society of San Francisco.
Assisted by the Technology Team
Fund data as of 3/31/10
Portfolio Composition

By sector
Information Technology	94.9%
Consumer Discretionary	1.3
Financials	1.2
Telecommunication Services	1.1
Money Market Funds Plus Other Assets
Less Liabilities	1.5

Total Net Assets	$618.7 million
Total Number of Holdings*	60
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
Top 10 Equity Holdings*

1.	Apple Inc.	5.7%
2.	Google Inc.-Class A	4.4
3.	Hewlett-Packard Co.	4.1
4.	Microsoft Corp.	3.7
5.	Cognizant Technology Solutions Corp.-Class A	3.5
6.	Intel Corp.	3.3
7.	Check Point Software Technologies Ltd.	3.2
8.	Marvell Technology Group Ltd.	3.1
9.	Cisco Systems, Inc.	2.7
10.	EMC Corp.	2.6
5   Invesco Technology Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class without Sales Charges since Inception
Fund data from 1/19/84, index data from 1/31/84

1	Lipper Inc.
Results of a $10,000 Investment — Oldest Share Class with Sales Charges since Inception
Index data from 1/31/00, Fund data from 2/14/00

1	Lipper Inc.
Past performance cannot guarantee comparable future results.
     The performance data shown in the first chart above is that of the Fund’s Investor class shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Investor Class shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.
     The performance data shown in the second chart above is that of the Fund’s Class C shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class C shares. The data shown in the second chart above includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     During the reporting period, the Fund elected to use the BofA Merrill Lynch 100 Technology Index as its style-specific index rather than the S&P 500 North American Technology Sector Index because it more appropriately reflects the Fund’s investment strategy. Because continued on page 7
6   Invesco Technology Fund

Average Annual Total Returns
As of 4/30/10, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	-1.48%
5 Years	3.63
1 Year	35.66

Class B Shares
Inception (3/28/02)	-1.53%
5 Years	3.69
1 Year	37.56

Class C Shares
Inception (2/14/00)	-11.55%
10 Years	-11.27
5 Years	4.04
1 Year	41.58

Class Y Shares
10 Years	-10.55%
5 Years	4.90
1 Year	43.86

Investor Class Shares
Inception (1/19/84)	9.57%
10 Years	-10.57
5 Years	4.84
1 Year	43.60

Institutional Class Shares
Inception (12/21/98)	0.02%
10 Years	-9.92
5 Years	5.55
1 Year	44.73
Average Annual Total Returns
As of 3/31/10, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	-1.76%
5 Years	2.26
1 Year	48.46

Class B Shares
Inception (3/28/02)	-1.82%
5 Years	2.29
1 Year	50.94

Class C Shares
Inception (2/14/00	-11.83%
10 Years	-12.53
5 Years	2.65
1 Year	54.85

Class Y Shares
10 Years	-11.82%
5 Years	3.49
1 Year	57.34

Investor Class Shares
Inception (1/19/84)	9.51%
10 Years	-11.85
5 Years	3.44
1 Year	57.13

Institutional Class Shares
Inception (12/21/98)	-0.19%
10 Years	-11.21
5 Years	4.14
1 Year	58.16
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares was 1.83%, 2.58%, 2.58%, 1.58%, 1.81% and 0.91%, respectively. The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares was 1.84%, 2.59%, 2.59%, 1.59%, 1.82% and 0.92%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.
New Fiscal Year-End
Since our last report to you, the Fund’s fiscal year-end was changed from March 31 to April 30.

continued from page 6
this is the first reporting period since we adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes in the second chart on the previous page.
     Both charts on the previous page are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In both charts, each segment represents a doubling, or 100% change, in the value of the investment.
7   Invesco Technology Fund

Invesco Technology Fund’s investment objective is capital growth.
•	Unless otherwise stated, information presented in this report is as of April 30, 2010, and is based on total net assets.

•	Unless otherwise noted, all data provided by Invesco.

•	To access your Fund’s reports/prospectus visit invesco.com/fundreports.
About share classes
•	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

•	Class Y shares are available to only certain investors. Please see the prospectus for more information.

•	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

•	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.
Principal in the Fund risks of investing
•	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

•	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

•	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
•	The prices of securities held by the Fund may decline in response to market risks.

•	The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

•	Many of the products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of securities of companies in this sector.
About indexes used in this report
•	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

•	The BofA Merrill Lynch 100 Technology Index is a price-only equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts.

•	The S&P North American Technology Sector Index is a capitalization-weighted index considered representative of the technology industry.

•	The Lipper Science & Technology Funds Index is an unmanaged index considered representative of science & technology funds tracked by Lipper.

•	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

•	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
•	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charter-holder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

•	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

•	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
Fund Nasdaq Symbols

Class A Shares	ITYAX
Class B Shares	ITYBX
Class C Shares	ITHCX
Class Y Shares	ITYYX
Investor Class Shares	FTCHX
Institutional Class Shares	FTPIX
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
8   Invesco Technology Fund

Schedule of Investments(a)

April 30, 2010

	Shares	Value

Common Stocks & Other Equity Interests–98.98%
Application Software–6.13%
Autodesk, Inc.(b)	234,945	$7,990,480

NICE Systems Ltd.–ADR (Israel)(b)	365,541	11,627,859

Quest Software, Inc.(b)	353,330	6,193,875

Solera Holdings Inc.	154,535	6,006,775

TIBCO Software Inc.(b)	582,895	6,645,003

		38,463,992

Communications Equipment–10.51%
Ciena Corp.(b)(c)	261,322	4,831,844

Cisco Systems, Inc.(b)	638,723	17,194,423

Finisar Corp.(b)(c)	105,510	1,578,429

JDS Uniphase Corp.(b)	530,334	6,889,039

Plantronics, Inc.	218,726	7,261,703

Polycom, Inc.(b)	177,818	5,787,976

QUALCOMM Inc.(b)	330,831	12,816,393

Research In Motion Ltd. (Canada)(b)	83,642	5,954,474

Tellabs, Inc.(b)	395,175	3,588,189

		65,902,470

Computer Hardware–11.09%
Apple Inc.(b)	150,229	39,227,796

Dell Inc.(b)	337,961	5,468,209

Hewlett-Packard Co.	478,547	24,870,088

		69,566,093

Computer Storage & Peripherals–6.49%
EMC Corp.(b)	882,707	16,780,260

NetApp, Inc.(b)	140,377	4,866,871

QLogic Corp.(b)	388,361	7,522,552

Seagate Technology(b)	271,616	4,989,586

Western Digital Corp.(b)	159,102	6,537,501

		40,696,770

Data Processing & Outsourced Services–3.63%
Alliance Data Systems Corp.(b)(c)	146,368	10,986,382

MasterCard, Inc.–Class A	27,648	6,857,810

Western Union Co.	271,188	4,949,181

		22,793,373

Electronic Components–2.47%
Corning Inc.	460,565	8,865,876

Dolby Laboratories Inc.–Class A(b)	95,941	6,593,066

		15,458,942

Electronic Equipment & Instruments–0.75%
Cogent Inc.(b)	454,054	4,699,459

Electronic Manufacturing Services–4.72%
Flextronics International Ltd. (Singapore)(b)	1,641,096	12,718,494

Tyco Electronics Ltd. (Switzerland)	525,704	16,885,612

		29,604,106

Home Entertainment Software–0.70%
Nintendo Co., Ltd. (Japan)(c)	13,100	4,401,610

Internet Retail–1.31%
Amazon.com, Inc.(b)	59,703	8,182,893

Internet Software & Services–6.36%
Google Inc.–Class A(b)	47,766	25,098,167

GSI Commerce, Inc.(b)	243,768	6,642,678

VeriSign, Inc.(b)	136,808	3,730,754

Yahoo! Inc.(b)	268,663	4,441,000

		39,912,599

IT Consulting & Other Services–5.77%
Amdocs Ltd.(b)	225,961	7,217,194

Cognizant Technology Solutions Corp.–Class A(b)	423,299	21,664,443

International Business Machines Corp.	56,801	7,327,329

		36,208,966

Other Diversified Financial Services–1.22%
BlueStream Ventures L.P. (Acquired 08/03/00-06/13/08; Cost $25,801,962)(d)(e)	—	7,653,343

Semiconductor Equipment–4.11%
Applied Materials, Inc.	675,373	9,306,640

ASML Holding N.V.–New York Shares (Netherlands)	319,700	10,441,402

Cymer, Inc.(b)	177,322	6,055,546

		25,803,588

Semiconductors–17.50%
Avago Technologies Ltd. (Singapore)(b)	489,477	10,044,068

Intel Corp.	927,978	21,185,738

Intersil Corp.–Class A	598,810	8,910,293

Marvell Technology Group Ltd.(b)	940,499	19,421,304

Microsemi Corp.(b)	651,966	10,796,557

ON Semiconductor Corp.(b)	1,233,265	9,792,124

Semtech Corp.(b)	383,649	6,963,229

Taiwan Semiconductor Manufacturing Co. Ltd.–ADR (Taiwan)	779,369	8,253,518

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Technology Fund

	Shares	Value

Semiconductors–(continued)

Texas Instruments Inc.	226,757	$5,897,950

Xilinx, Inc.	329,154	8,485,590

		109,750,371

Systems Software–14.47%
Ariba Inc.(b)	703,491	10,038,816

Check Point Software Technologies Ltd. (Israel)(b)	571,093	20,342,333

McAfee Inc.(b)	172,883	6,007,684

Microsoft Corp.	780,368	23,832,439

Oracle Corp.	481,250	12,435,500

Rovi Corp.(b)	76,594	2,985,634

SonicWALL, Inc.(b)	965,330	9,778,793

Symantec Corp.(b)	316,345	5,305,106

		90,726,305

Technology Distributors–1.75%
Anixter International Inc.(b)	208,800	10,941,120

Total Common Stocks & Other Equity Interests (Cost $448,580,141)		620,766,000

Money Market Funds–1.56%
Liquid Assets Portfolio–Institutional Class(f)	4,898,563	4,898,563

Premier Portfolio–Institutional Class(f)	4,898,563	4,898,563

Total Money Market Funds (Cost $9,797,126)		9,797,126

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.54% (Cost $458,377,267)		630,563,126

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.37%
Liquid Assets Portfolio–Institutional Class (Cost $14,833,545)(f)(g)	14,833,545	14,833,545

TOTAL INVESTMENTS–102.91% (Cost $473,210,812)		645,396,671

OTHER ASSETS LESS LIABILITIES–(2.91)%		(18,260,542)

NET ASSETS–100.00%		$627,136,129

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2010.
(d)	The Fund has a 10.29% ownership of BlueStream Ventures L.P. (“BlueStream”) and has a remaining commitment of $829,416 to purchase additional interests in BlueStream, which is subject to the terms of the partnership agreement. BlueStream may be considered an affiliated company. Security is considered venture capital. The value of this security as of April 30, 2010 represented 1.22% of the Fund’s Net Assets. See Note 4.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2010 represented 1.22% of the Fund’s Net Assets.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Technology Fund

Schedule of Investments(a)

March 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–98.52%
Application Software–3.96%
Autodesk, Inc.(b)	234,945	$6,912,082

NICE Systems Ltd.–ADR (Israel)(b)	365,541	11,605,926

Solera Holdings Inc.	154,535	5,972,778

		24,490,786

Communications Equipment–9.53%
Cisco Systems, Inc.(b)	638,723	16,625,960

Finisar Corp.(b)(c)	105,510	1,657,562

JDS Uniphase Corp.(b)	530,334	6,645,085

Plantronics, Inc.	218,726	6,841,749

Polycom, Inc.(b)	177,818	5,437,674

QUALCOMM Inc.	330,831	13,891,594

Research In Motion Ltd. (Canada)(b)	106,136	7,848,757

		58,948,381

Computer Hardware–11.81%
Apple Inc.(b)	150,229	35,293,299

Dell Inc.(b)	337,961	5,072,795

Hewlett-Packard Co.	478,547	25,434,773

International Business Machines Corp.	56,801	7,284,728

		73,085,595

Computer Storage & Peripherals–6.81%
EMC Corp.(b)	882,707	15,924,034

NetApp, Inc.(b)	140,377	4,570,675

QLogic Corp.(b)	388,361	7,883,729

Seagate Technology(b)	362,154	6,612,932

Western Digital Corp.(b)	182,906	7,131,505

		42,122,875

Data Processing & Outsourced Services–4.29%
Alliance Data Systems Corp.(b)(c)	232,849	14,900,008

MasterCard, Inc.–Class A	27,648	7,022,592

Western Union Co.	271,188	4,599,348

		26,521,948

Electronic Components–2.67%
Corning Inc.	460,565	9,308,019

Dolby Laboratories Inc.–Class A(b)	122,706	7,199,161

		16,507,180

Electronic Equipment & Instruments–0.75%
Cogent Inc.(b)	454,054	4,631,351

Electronic Manufacturing Services–4.41%
Flextronics International Ltd. (Singapore)(b)	1,641,096	12,866,193

Tyco Electronics Ltd. (Switzerland)	525,704	14,446,346

		27,312,539

Home Entertainment Software–0.71%
Nintendo Co., Ltd. (Japan)(c)	13,100	4,374,466

Internet Retail–1.31%
Amazon.com, Inc.(b)	59,703	8,103,488

Internet Software & Services–7.78%
eBay Inc.(b)	233,976	6,305,653

Google Inc.–Class A(b)	47,766	27,083,800

GSI Commerce, Inc.(b)	243,768	6,745,061

VeriSign, Inc.(b)	136,808	3,558,376

Yahoo! Inc.(b)	268,663	4,440,999

		48,133,889

IT Consulting & Other Services–4.59%
Amdocs Ltd.(b)	225,961	6,803,686

Cognizant Technology Solutions Corp.–Class A(b)	423,299	21,579,783

		28,383,469

Other Diversified Financial Services–1.24%
BlueStream Ventures L.P. (Acquired 08/03/00-06/13/08; Cost $25,801,962)(d)(e)	—	7,653,343

Semiconductor Equipment–4.81%
Applied Materials, Inc.	675,373	9,104,028

ASML Holding N.V.–New York Shares (Netherlands)(c)	319,700	11,317,380

Cymer, Inc.(b)	249,748	9,315,600

		29,737,008

Semiconductors–17.64%
Avago Technologies Ltd. (Singapore)(b)	511,757	10,521,724

Intel Corp.	927,978	20,656,790

Intersil Corp.–Class A	598,810	8,838,435

Marvell Technology Group Ltd.(b)	940,499	19,167,370

Microsemi Corp.(b)	651,966	11,305,090

ON Semiconductor Corp.(b)	1,233,265	9,866,120

Semtech Corp.(b)	383,649	6,687,002

Taiwan Semiconductor Manufacturing Co. Ltd.–ADR (Taiwan)	779,369	8,175,581

Texas Instruments Inc.	226,757	5,548,744

Xilinx, Inc.	329,154	8,393,427

		109,160,283

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Technology Fund

	Shares	Value

Systems Software–13.56%
Ariba Inc.(b)	703,491	$9,039,859

Check Point Software Technologies Ltd. (Israel)(b)	571,093	20,022,521

McAfee Inc.(b)	76,119	3,054,656

Microsoft Corp.	780,368	22,841,371

Oracle Corp.	481,250	12,363,313

Rovi Corp.(b)(c)	76,594	2,843,935

SonicWALL, Inc.(b)	965,330	8,388,718

Symantec Corp.(b)	316,345	5,352,557

		83,906,930

Technology Distributors–1.58%
Anixter International Inc.(b)	208,800	9,782,280

Wireless Telecommunication Services–1.07%
American Tower Corp.–Class A(b)	155,527	6,627,005

Total Common Stocks & Other Equity Interest (Cost $443,116,884)		609,482,816

Money Market Funds–1.58%
Liquid Assets Portfolio–Institutional Class(f)	4,881,299	4,881,299

Premier Portfolio–Institutional Class(f)	4,881,299	4,881,299

Total Money Market Funds (Cost $9,762,598)		9,762,598

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.10% (Cost $452,879,482)		619,245,414

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.97%
Liquid Assets Portfolio–Institutional Class (Cost $24,586,014)(f)(g)	24,586,014	24,586,014

TOTAL INVESTMENTS–104.07% (Cost $477,465,496)		643,831,428

OTHER ASSETS LESS LIABILITIES–(4.07)%		(25,176,703)

NET ASSETS–100.00%		$618,654,725

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at March 31, 2010.
(d)	The Fund has a 10.29% ownership of BlueStream Ventures L.P. (“BlueStream”) and has a remaining commitment of $829,416 to purchase additional interests in BlueStream, which is subject to the terms of the partnership agreement. BlueStream may be considered an affiliated company. Security is considered venture capital. The value of this security as of March 31, 2010 represented 1.24% of the Fund’s Net Assets. See Note 4.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at March 31, 2010 represented 1.24% of the Fund’s Net Assets.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Technology Fund

Statement of Assets and Liabilities

April 30, 2010 and March 31, 2010

	April 30, 2010	March 31, 2010

Assets:
Investments, at value (Cost $422,778,179 and $417,314,922, respectively)*	$613,112,658	$601,829,473

Investments in affiliates, at value (Cost $50,432,633 and $60,150,574, respectively)	32,284,013	42,001,955

Total investments, at value (Cost $473,210,812 and $477,465,496, respectively)	645,396,671	643,831,428

Cash	—	44,058

Foreign currencies, at value (Cost $18,583 and $18,583, respectively)	18,585	18,340

Receivables for:
Fund shares sold	331,565	208,750

Dividends	431,089	491,247

Investment for trustee deferred compensation and retirement plans	163,089	167,613

Other assets	37,233	29,282

Total assets	646,378,232	644,790,718

Liabilities:
Payables for:
Investments purchased	2,097,695	68,032

Fund shares reacquired	881,471	383,832

Amount due custodian	285,548	—

Collateral upon return of securities loaned	14,833,545	24,586,014

Accrued fees to affiliates	698,929	677,427

Accrued operating expenses	179,204	150,812

Trustee deferred compensation and retirement plans	265,711	269,876

Total liabilities	19,242,103	26,135,993

Net assets applicable to shares outstanding	$627,136,129	$618,654,725

Net assets consist of:
Shares of beneficial interest	$861,366,868	$866,810,017

Undistributed net investment income	14,944,997	15,774,501

Undistributed net realized gain (loss)	(421,360,175)	(430,294,510)

Undistributed appreciation	172,184,439	166,364,717

	$627,136,129	$618,654,725

Net Assets:
Class A	$191,274,255	$187,989,880

Class B	$18,852,514	$19,173,350

Class C	$16,930,995	$16,688,739

Class Y	$2,930,941	$2,856,440

Investor Class	$396,631,261	$391,423,974

Institutional Class	$516,163	$522,342

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	6,703,616	6,736,466

Class B	702,572	730,127

Class C	648,135	652,791

Class Y	103,298	102,954

Investor Class	14,020,579	14,147,441

Institutional Class	16,845	17,440

Class A:
Net asset value per share	$28.53	$27.91

Maximum offering price per share
(Net asset value of $28.53 divided by 94.50%)
(Net asset value of $27.91 divided by 94.50%)	$30.19	$29.53

Class B:
Net asset value and offering price per share	$26.83	$26.26

Class C:
Net asset value and offering price per share	$26.12	$25.57

Class Y:
Net asset value and offering price per share	$28.37	$27.74

Investor Class:
Net asset value and offering price per share	$28.29	$27.67

Institutional Class:
Net asset value and offering price per share	$30.64	$29.95

*	Securities with an aggregate value of $14,408,268 and $23,937,474 were on loan to brokers at April 30, 2010 and March 31, 2010, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Technology Fund

Statement of Operations

For the one month ended April 30, 2010 and the year ended March 30, 2010

	One month ended	Year ended
	April 30, 2010	March 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $0 and $109,903, respectively)	$51,300	$3,918,917

Dividends from affiliates (includes securities lending income of $3,845 and $374,638, respectively)	4,499	407,840

Interest	—	4,977

Total investment income	55,799	4,331,734

Expenses:
Advisory fees	368,561	3,889,283

Administrative services fees	16,133	175,236

Custodian fees	734	25,349

Distribution fees:
Class A	39,716	410,472

Class B	16,177	194,328

Class C	14,194	139,607

Investor Class	78,036	855,516

Transfer agent fees — A, B, C, Y and Investor	314,624	3,628,785

Transfer agent fees — Institutional	37	532

Trustees’ and officers’ fees and benefits	5,411	35,003

Other	34,640	404,687

Total expenses	888,263	9,758,798

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(2,960)	(513,809)

Net expenses	885,303	9,244,989

Net investment income (loss)	(829,504)	(4,913,255)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	8,934,335	13,309,177

Foreign currencies	—	2,672

	8,934,335	13,311,849

Change in net unrealized appreciation (depreciation) of:
Investment securities	5,819,927	224,438,307

Foreign currencies	(205)	1,612

	5,819,722	224,439,919

Net realized and unrealized gain	14,754,057	237,751,768

Net increase in net assets resulting from operations	$13,924,553	$232,838,513

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Technology Fund

Statement of Changes in Net Assets

For the one month ended April 30, 2010 and the years ended March 31, 2010 and 2009

	One month ended	Year ended	Year ended
	April 30,	March 31,	March 31,
	2010	2010	2009

Operations:
Net investment income (loss)	$(829,504)	$(4,913,255)	$(297,189)

Net realized gain (loss)	8,934,335	13,311,849	(55,307,469)

Change in net unrealized appreciation (depreciation)	5,819,722	224,439,919	(142,046,211)

Net increase (decrease) in net assets resulting from operations	13,924,553	232,838,513	(197,650,869)

Share transactions-net:
Class A	(927,708)	(4,902,658)	(31,669,828)

Class B	(749,006)	(6,218,634)	(12,273,874)

Class C	(122,278)	1,662,437	(2,108,236)

Class Y	9,931	2,021,471	610,977

Investor Class	(3,635,432)	(19,357,328)	(41,288,165)

Institutional Class	(18,656)	(120,432)	326,108

Net increase (decrease) in net assets resulting from share transactions	(5,443,149)	(26,915,144)	(86,403,018)

Net increase (decrease) in net assets	8,481,404	205,923,369	(284,053,887)

Net assets:
Beginning of period	618,654,725	412,731,356	696,785,243

End of period (includes undistributed net investment income of $14,944,997, $15,774,501, and $14,116,858 respectively)	$627,136,129	$618,654,725	$412,731,356

Notes to Financial Statements

April 30, 2010

NOTE 1—Significant Accounting Policies

Invesco Technology Fund, formerly AIM Technology Fund, (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds), formerly AIM Sector Funds, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  On April 30, 2010, the Fund’s fiscal year-end changed from March 31 to April 30.
  The Fund’s investment objective is capital growth.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y, Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or the about month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

15        Invesco Technology Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

16        Invesco Technology Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
Many of the products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the securities of the companies in this sector.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

17        Invesco Technology Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

Next $350 million	0.65%

Next $1.3 billion	0.55%

Next $2 billion	0.45%

Next $2 billion	0.40%

Next $2 billion	0.375%

Over $8 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  Effective July 1, 2009, the Adviser has contractually agreed, through at least June 30, 2010, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. Prior to July 1, 2009, the Adviser had contractually agreed to waive fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y. Investor Class and Institutional Class to 1.55%, 2.30%, 2.30%, 1.30%, 1.55% and 1.30%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses under this expense limitation for the one month ended April 30, 2010.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the period April 1, 2010 to April 30, 2010, the Adviser waived advisory fees of $1,173. For the year ended March 31, 2010, the Adviser waived advisory fees of $14,609 and reimbursed class level expenses of $448,866 for Class A, Class B, Class C, Class Y and Investor Class shares in proportion to the relative net assets of such classes.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $0 and $3,923, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

18        Invesco Technology Fund

  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period April 1, 2010 to April 30, 2010, IDI advised the Fund that IDI retained $3,495 in front-end sales commissions from the sale of Class A shares and $0, $2,467 and $46 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended March 31, 2010, IDI advised the Fund that IDI retained $33,637 in front-end sales commissions from the sale of Class A shares and $401, $39,986 and $1,604 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of April 30, 2010 and March 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the period April 1, 2010 to April 30, 2010, there were no significant transfers between investment levels.

				April 30, 2010
	Level 1	Level 2	Level 3	Total

Equity Securities	$633,341,718	$4,401,610	$7,653,343	$645,396,671

				March 31, 2010
	Level 1	Level 2	Level 3	Total

Equity Securities	$631,803,619	$4,374,466	$7,653,343	$643,831,428

NOTE 4—Investments in Other Affiliates

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the one month ended April 30, 2010 and year ended March 31, 2010.

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	03/31/10	at Cost	from Sales	(Depreciation)	Gain (Loss)	04/30/10	Income

BlueStream Ventures L.P.	$7,653,343	$—	$—	$—	$—	$7,653,343	$—

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	03/31/09	at Cost	from Sales	(Depreciation)	Gain (Loss)	03/31/10	Income

BlueStream Ventures L.P.	$7,383,682	$—	$—	$269,661	$—	$7,653,343	$—

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

19        Invesco Technology Fund

Pursuant to these procedures, for the period April 1, 2010 to April 30, 2010, the Fund engaged in securities purchases of $23,767. For the year ended March 31, 2010, the Fund engaged in securities purchases of $477,121.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,787 and $46,411, respectively.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, the Fund paid legal fees of $0 and $3,155, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long term distributions during the one month ended April 30, 2010 and the years ended March 31, 2010 and March 31, 2009.

Tax Components of Net Assets at Period-End:

	April 30, 2010	March 31, 2010

Net unrealized appreciation — investments	$181,682,092	$175,720,566

Net unrealized appreciation (depreciation) — other investments	(1,420)	(1,215)

Temporary book/tax differences	(1,040,043)	(210,540)

Capital loss carryforward	(414,871,368)	(423,664,103)

Shares of beneficial interest	861,366,868	866,810,017

Total net assets	$627,136,129	$618,654,725

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, the deferral of losses on certain straddles and the treatment of partnerships.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation, retirement plan benefits and net operating losses for the one month ended April 30, 2010.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

20        Invesco Technology Fund

  The Fund has a capital loss carryforward as of April 30, 2010 and March 31, 2010 which expires as follows:

Capital Loss Carryforward* Expiration	April 30, 2010	March 31, 2010

March 31, 2011	$359,117,378	367,910,113

March 31, 2017	3,704,356	3,704,356

March 31, 2018	52,049,634	52,049,634

Total capital loss carryforward	$414,871,368	423,664,103

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period April 1, 2010 to April 30, 2010 was $24,667,155 and $26,938,327 and the year ended March 31, 2010 was $170,637,321 and $186,130,832, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
	April 30, 2010	March 31, 2010

Aggregate unrealized appreciation of investment securities	$210,874,871	$203,686,887

Aggregate unrealized (depreciation) of investment securities	(29,192,779)	(27,966,321)

Net unrealized appreciation of investment securities	$181,682,092	$175,720,566

Cost of investments for tax purposes	$463,714,579	$468,110,862

NOTE 11—Reclassification of Permanent Differences

There were no reclassifications of permanent differences affecting the net assets of the Fund for the one month ended April 30, 2010.
  Primarily as a result of differing book/tax treatment of expired capital loss carryforward, partnership transactions, litigations and foreign currency transactions, on March 31, 2010, undistributed net investment income was increased by $6,570,898, undistributed net realized gain (loss) was increased by $14,838,468 and shares of beneficial interest decreased by $21,409,366. This reclassification had no effect on the net assets of the Fund.

21        Invesco Technology Fund

NOTE 12—Share Information

	Summary of Share Activity

	One month ended		Year ended		Year ended
	April 30, 2010(a)		March 31, 2010(a)		March 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	75,945	$2,204,119	1,355,544	$30,562,059	1,122,931	$26,184,013

Class B	11,217	305,528	143,469	3,085,971	181,822	3,831,127

Class C	15,834	419,976	280,346	5,978,796	104,271	2,209,616

Class Y(b)	916	26,391	437,117	8,969,785	32,672	645,381

Investor Class	120,611	3,445,797	1,572,726	35,993,517	1,233,069	26,678,309

Institutional Class	266	8,228	40,882	1,009,819	18,303	332,049

Automatic conversion of Class B shares to Class A shares:
Class A	21,472	620,328	211,469	4,912,711	458,008	10,763,061

Class B	(22,831)	(620,328)	(223,809)	(4,912,711)	(480,915)	(10,763,061)

Reacquired:
Class A(b)	(130,267)	(3,752,155)	(1,743,332)	(40,377,428)	(3,161,933)	(68,616,902)

Class B	(15,941)	(434,206)	(195,926)	(4,391,894)	(268,192)	(5,341,940)

Class C	(20,490)	(542,254)	(197,150)	(4,316,359)	(212,421)	(4,317,852)

Class Y	(572)	(16,460)	(364,831)	(6,948,314)	(2,004)	(34,404)

Investor Class(b)	(247,473)	(7,081,229)	(2,340,481)	(55,350,845)	(3,083,015)	(67,966,474)

Institutional Class	(861)	(26,884)	(41,736)	(1,130,251)	(330)	(5,941)

Net increase (decrease) in share activity	(192,174)	$(5,443,149)	(1,065,712)	$(26,915,144)	(4,057,734)	$(86,403,018)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 11% and 11% of the outstanding shares of the Fund for the one month ended April 30, 2010 and the year ended March 31, 2010, respectively. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	23,344	$488,353

Class A	(17,902)	(377,921)

Investor Class	(5,279)	(110,432)

22        Invesco Technology Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
				Net gains							to average		to average net		Ratio of net
	Net asset	Net		(losses) on							net assets		assets without		investment
	value,	investment		securities (both		Total from	Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and		investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)		unrealized)		operations	of period	Return(b)		(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
One month ended 04/30/10	$27.91	$(0.04)		$0.66		$0.62	$28.53	2.22%		$191,274	1.66	%(d)	1.66	%(d)	(1.56	)%(d)	4%
Year ended 03/31/10	17.77	(0.20)		10.34		10.14	27.91	57.06		187,989	1.66	(e)	1.75	(e)	(0.87	)(e)	35
Year ended 03/31/09	25.58	(0.00	)(f)	(7.81	)(g)	(7.81)	17.77	(30.53	)(g)	122,823	1.55		1.83		(0.02	)(f)	68
Year ended 03/31/08	28.49	(0.23)		(2.68)		(2.91)	25.58	(10.21)		217,236	1.55		1.56		(0.77)		42
Year ended 03/31/07	28.45	(0.30)		0.34		0.04	28.49	0.14		284,962	1.56		1.57		(1.07)		126
Year ended 03/31/06	23.59	(0.28)		5.14		4.86	28.45	20.60		329,461	1.57		1.63		(1.09)		107

Class B
One month ended 04/30/10	26.26	(0.05)		0.62		0.57	26.83	2.17		18,853	2.41	(d)	2.41	(d)	(2.31	)(d)	4
Year ended 03/31/10	16.84	(0.35)		9.77		9.42	26.26	55.94		19,173	2.41	(e)	2.50	(e)	(1.62	)(e)	35
Year ended 03/31/09	24.43	(0.16	)(f)	(7.43	)(g)	(7.59)	16.84	(31.07	)(g)	16,952	2.30		2.58		(0.77	)(f)	68
Year ended 03/31/08	27.42	(0.44)		(2.55)		(2.99)	24.43	(10.90)		38,443	2.30		2.31		(1.52)		42
Year ended 03/31/07	27.59	(0.48)		0.31		(0.17)	27.42	(0.62)		62,355	2.31		2.32		(1.82)		126
Year ended 03/31/06	23.04	(0.45)		5.00		4.55	27.59	19.75		81,212	2.30		2.36		(1.82)		107

Class C
One month ended 04/30/10	25.57	(0.05)		0.60		0.55	26.12	2.15		16,931	2.41	(d)	2.41	(d)	(2.31	)(d)	4
Year ended 03/31/10	16.40	(0.35)		9.52		9.17	25.57	55.92		16,689	2.41	(e)	2.50	(e)	(1.62	)(e)	35
Year ended 03/31/09	23.78	(0.16	)(f)	(7.22	)(g)	(7.38)	16.40	(31.03	)(g)	9,340	2.30		2.58		(0.77	)(f)	68
Year ended 03/31/08	26.69	(0.42)		(2.49)		(2.91)	23.78	(10.90)		16,116	2.30		2.31		(1.52)		42
Year ended 03/31/07	26.86	(0.47)		0.30		(0.17)	26.69	(0.63)		21,386	2.31		2.32		(1.82)		126
Year ended 03/31/06	22.43	(0.44)		4.87		4.43	26.86	19.75		26,507	2.30		2.36		(1.82)		107

Class Y
One month ended 04/30/10	27.74	(0.03)		0.66		0.63	28.37	2.27		2,931	1.41	(d)	1.41	(d)	(1.31	)(d)	4
Year ended 03/31/10	17.63	(0.14)		10.25		10.11	27.74	57.34		2,856	1.41	(e)	1.50	(e)	(0.62	)(e)	35
Year ended 03/31/09(h)	20.92	0.02	(f)	(3.31	)(g)	(3.29)	17.63	(15.73	)(g)	541	1.30	(i)	1.86	(i)	0.23	(f)(i)	68

Investor Class
One month ended 04/30/10	27.67	(0.04)		0.66		0.62	28.29	2.24		396,631	1.65	(d)	1.65	(d)	(1.55	)(d)	4
Year ended 03/31/10	17.61	(0.20)		10.26		10.06	27.67	57.13		391,424	1.66	(e)	1.75	(e)	(0.87	)(e)	35
Year ended 03/31/09	25.35	(0.00	)(f)	(7.74	)(g)	(7.74)	17.61	(30.53	)(g)	262,730	1.53		1.81		0.00	(f)	68
Year ended 03/31/08	28.23	(0.22)		(2.66)		(2.88)	25.35	(10.20)		424,981	1.52		1.53		(0.74)		42
Year ended 03/31/07	28.19	(0.28)		0.32		0.04	28.23	0.14		595,776	1.53		1.54		(1.04)		126
Year ended 03/31/06	23.37	(0.27)		5.09		4.82	28.19	20.63		783,509	1.57		1.61		(1.09)		107

Institutional Class
One month ended 04/30/10	29.95	(0.02)		0.71		0.69	30.64	2.30		516	0.90	(d)	0.90	(d)	(0.80	)(d)	4
Year ended 03/31/10	18.93	(0.03)		11.05		11.02	29.95	58.21		522	0.91	(e)	0.91	(e)	(0.12	)(e)	35
Year ended 03/31/09	27.07	0.12	(f)	(8.26	)(g)	(8.14)	18.93	(30.07	)(g)	346	0.90		0.91		0.63	(f)	68
Year ended 03/31/08	29.95	(0.03)		(2.85)		(2.88)	27.07	(9.62)		9	0.86		0.87		(0.10)		42
Year ended 03/31/07	29.70	(0.11)		0.36		0.25	29.95	0.84		12	0.86		0.86		(0.37)		126
Year ended 03/31/06	24.44	(0.09)		5.35		5.26	29.70	21.52		12	0.81		0.81		(0.33)		107

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $193,283, $19,682, $17,269, $2,953, $402,305 and $532 for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Ratios are based on average daily net assets (000’s omitted) of $164,189, $19,433, $13,961, $1,381, $344,833 and $709 for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively.
(f)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a distribution from BlueStreams Ventures L.P. on October 23, 2008. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assts excluding the distribution are $(0.13) and (0.57)%, $(0.29) and (1.32)%, $(0.29) and (1.32)%, $(0.02) and (0.32)%, $(0.13) and (0.55)% and $(0.01) and 0.08% for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively.
(g)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received net gains (losses) on securities (both realized and unrealized) per share would have been $(8.01), $(7.63), $(7.42), $(3.33), $(7.94) and $(8.46) for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively and total returns would have been lower.
(h)	Commencement date of October 3, 2008 for Class Y shares.
(i)	Annualized.

23        Invesco Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Technology Fund (formerly known as AIM Technology Fund; one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2010 and at March 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2010 and at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 4, 2010
Houston, Texas

24        Invesco Technology Fund

Calculating Your Ongoing Fund Expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2009 through April 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(11/01/09)	(04/30/10)[1]	Period[2]	(04/30/10)	Period[2]	Ratio
A	$1,000.00	$1,192.70	$8.86	$1,016.71	$8.15	1.63%

B	1,000.00	1,188.20	12.91	1,012.99	11.88	2.38

C	1,000.00	1,188.40	12.91	1,012.99	11.88	2.38

Y	1,000.00	1,194.00	7.51	1,017.95	6.90	1.38

Investor	1,000.00	1,193.20	8.97	1,016.61	8.25	1.65

Institutional	1,000.00	1,197.80	4.58	1,020.63	4.21	0.84

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2009 through April 30, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

25        Invesco Technology Fund

Calculating Your Ongoing Fund Expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2009 through March 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(10/01/09)	(03/31/10)[1]	Period[2]	(03/31/10)	Period[2]	Ratio
A	$1,000.00	$1,124.00	$8.74	$1,016.70	$8.30	1.65%

B	1,000.00	1,119.80	12.68	1,012.96	12.04	2.40

C	1,000.00	1,119.60	12.68	1,012.96	12.04	2.40

Y	1,000.00	1,124.90	7.42	1,017.95	7.04	1.40

Investor	1,000.00	1,123.90	8.79	1,016.65	8.35	1.66

Institutional	1,000.00	1,127.70	4.51	1,020.69	4.28	0.85

[1]	The actual ending account value is based on the actual total return of the Fund for the period October 1, 2009 through March 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

26        Invesco Technology Fund

Trustees and Officers
The address of each trustee and officer of AIM Sector Funds (Invesco Sector Funds) (the “Trust”), is 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. Each trustee oversees 197 portfolios in the Invesco Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Other
	and/ or		Directorship(s)
Name, Year of Birth and	Officer		Held by
Position(s) Held with the Trust	Since	Principal Occupation(s) During Past 5 Years	Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Capital Management, Inc. ) (formerly, Invesco Aim Capital Management, Inc.); President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider)	ACE Limited (insurance company); and Investment Company Institute

Bob R. Baker — 1936 Trustee	1983	Retired	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	1997	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers — (continued)

	Trustee		Other
	and/ or		Directorship(s)
Name, Year of Birth and	Officer		Held by
Position(s) Held with the Trust	Since	Principal Occupation(s) During Past 5 Years	Trustee
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Capital Management (formerly known as Invesco Aim Capital Management, Inc.); Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Vice President, Invesco Investment Services (formerly known as Invesco Aim Investment Services, Inc.) and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The AIM Family of Funds®; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Capital Management Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Private Asset Management Inc. (formerly known as Invesco Aim Private Asset Management, Inc.); Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Advisers, Inc., Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc. and Invesco Private Asset Management Inc. (formerly known as Invesco Aim Private Asset Management, Inc.)	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.); President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.); Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc. and Invesco Private Asset Management, Inc. (formerly known as Invesco Aim Private Asset Management, Inc.)	N/A
T-2

Trustees and Officers — (continued)

	Trustee		Other
	and/ or		Directorship(s)
Name, Year of Birth and	Officer		Held by
Position(s) Held with the Trust	Since	Principal Occupation(s) During Past 5 Years	Trustee
Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group Inc. (formerly known as Invesco Aim Management Group, Inc.); Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.); Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Fund Management Company	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801
T-3

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•	easy. Download, save and print files using your home computer with a few clicks of your mouse.
This service is provided by Invesco Investment Services, Inc.
Invesco Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     If used after July 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
     On April 30, 2010, Invesco Aim Distributors, Inc. became Invesco Distributors, Inc., Invesco Aim Investment Services, Inc. became Invesco Investment Services, Inc., and AIM funds became Invesco funds. In addition, invescoaim.com became invesco.com.
I-TEC-AR-1     Invesco Distributors, Inc.

Annual Report to Shareholders April 30, 2010 Invesco Utilities Fund Effective April 30, 2010, AIM Leisure Fund was renamed Invesco Leisure Fund.
2 Letters to Shareholders 4 Performance Summary 4 Management Discussion 6 Long-Term Fund Performance 8 Supplemental Information 9 Schedule of Investments 13 Financial Statements 15 Notes to Financial Statements 23 Financial Highlights 24 Auditor’s Report 25 Fund Expenses 27 Tax Information T-1 Trustees and Officers

Letters to Shareholders
Dear Shareholders:
In the 13 months covered by this report, the U.S. economy improved dramatically from where it stood in early 2009. In the third quarter of 2009, the economy ended its year-long contraction and began growing again. Major U.S. stock market indexes rose sharply in anticipation of economic improvement; despite occasional volatility, they continued rising as evidence mounted that the recovery was genuine. Over the last year, global equity indexes also rallied strongly from their early 2009 lows.
     While economic improvement was undeniable, unemployment remained high by historical standards, and unfortunately it appeared unlikely that the jobless rate would decline significantly anytime soon. Stubbornly high unemployment continued to cast a pall over the nation’s economic outlook.
Timely communication
     Unpredictable and volatile markets, together with economic uncertainty, caused many of you to seek information relative to your investments. Some of you contacted your financial advisers to ask questions and obtain guidance. Others visited our website, invesco.com, where we offer timely market commentary, investor education information and sector updates. In particular, I recommend the Investment Perspectives articles featured on our home page; they are written by Invesco’s investment professionals and cover a wide range of topics that are updated regularly.
     Also on our website, you’ll find a commentary from me that discusses the name change we made on April 30 — from Invesco Aim to Invesco. Some of the changes related to this event include all AIM funds being renamed Invesco funds. (It’s important to note that the funds’ investment strategies and objectives have not changed.) You’ll notice on this report the Invesco logo has replaced the previous Invesco Aim logo. And our new Web address is now invesco.com. These changes are the latest steps in the rebranding process we began two years ago, when we added Invesco in front of Aim. For more information about the change, please read the shareholder Q&A on the account balance page at invesco.com.
     At invesco.com you can also access your Fund’s latest quarterly commentary. Simply click on Mutual Funds inside the Financial Products box. Then, in the Fund Information box, click on Quarterly Commentary and select your Fund.
     Timely information like that available on our website — together with the advice and guidance of a trusted financial adviser — can be especially useful in uncertain times. Market volatility and economic uncertainty are two factors that can prompt investors to abandon their long-term saving and investment plans. A financial adviser can show you just how costly that could be over the long term — and can explain that saving more and investing more regularly is a time-tested way to build a solid portfolio. He or she can help you identify appropriate investments, given your individual risk tolerance, time horizon and investment goals.
Taking our business forward
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, was completed on June 1, 2010. Our two companies have similar investment philosophies and cultures, as well as complementary investment expertise. I believe this combination represents the next step in our company’s evolution — and will allow us to better serve you through:
•	Greater efficiencies and cost savings

•	A broader range of investment options

•	A continued commitment to investment excellence, with complementary portfolio management expertise
     While market conditions change from time to time, our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service will not.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a question or comment for me, please email me at phil@invesco.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2   Invesco Utilities Fund

Dear Fellow Shareholders:
By all accounts, last year was a challenging year for all of us. Although the economy and financial markets whipsawed, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from last year is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees — Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting — whose members exercise oversight to maintain the Invesco Funds’ “Investor First” orientation.)
     To that end, some of you may have seen that Invesco is assuming the management of the Van Kampen family of mutual funds as well as Morgan Stanley’s retail funds. We view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3   Invesco Utilities Fund

Management’s Discussion of Fund Performance
Performance summary
For the 13 months ended April 30, 2010, the utilities sector lagged the broad market (as measured by the S&P 500), which rallied strongly. Likewise, Invesco Utilities Fund had positive returns but lagged the S&P 500 Index for the period. Investment results for the Fund’s Class A shares at net asset value compared favorably to the Fund’s style-specific benchmark, the S&P 500 Utilities Index.
     The Fund’s positive results relative to the S&P 500 Utilities Index were due largely to our holdings in the gas utilities and oil, gas and consumable fuels industries. Performance drivers were largely stock-specific, though the Fund’s electric, gas and multi-utilities industry holdings had the largest positive impact on the Fund’s absolute returns. Given the dramatic market move over the period, there were just two holdings that detracted from the Fund’s absolute returns for the fiscal year.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 3/31/09 to 4/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	24.20%
Class B Shares	23.31
Class C Shares	23.28
Class Y Shares	24.55
Investor Class Shares	24.27
Institutional Class Shares	24.84
S&P 500 Index▼ (Broad Market Index)	47.26
S&P 500 Utilities Index▼ *(Style-Specific Index)	22.14
Lipper Utility Funds Index▼ (Peer Group Index)	29.86

▼	Lipper Inc.

*	On December 1, 2009, we adopted the S&P 500 Utilities Index as the Fund’s style-specific index because we believe it reflects the performance of the type of securities in which the Fund invests.
How we invest
In selecting investments, we focus on companies within the electric utility, natural gas, water and telecommunications industries. We emphasize companies with solid balance sheets and operational cash flows that support sustained or increasing dividends. Fundamental research and financial statement analysis are the backbone of our bottom-up investment process. Using a variety of valuation techniques, we estimate the potential return of holdings over a two-year investment period. We construct the portfolio to provide the best combination of price appreciation potential, dividend income and risk profile; the Fund typically maintains full sector exposure. We manage risk by maintaining an average of 30-50 positions, low turnover and a rigorous sell discipline.
     We maintain a rigorous sell discipline when any of the following occur:
•	There is deterioration in the capital structure that jeopardizes the dividend.
•	The target price is met.
Fund data as of 4/30/10
Portfolio Composition
By sector

Utilities	89.0%
Telecommunication Services	4.4
Energy	3.4
Money Market Funds Plus Other Assets
Less Liabilities	3.2

Total Net Assets	$229.3 million
Total Number of Holdings*	31
Top 10 Equity Holdings*

1. Entergy Corp.	5.0%
2. CMS Energy Corp.	5.0
3. Dominion Resources, Inc.	4.8
4. PG&E Corp.	4.6
5. ONEOK, Inc.	4.3
6. Edison International	4.1
7. Xcel Energy, Inc.	4.1
8. American Electric Power Co., Inc.	3.9
9. Southern Co.	3.9
10. Pepco Holdings, Inc.	3.6
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
•	There is a significant decline in price.
•	A more compelling investment opportunity exists.
We are committed to providing strategic exposure to a traditionally defensive and income oriented asset class by using a total return approach to managing the Fund, emphasizing capital appreciation, current income and capital preservation.
Market conditions and your Fund
The 13 months ended April 30, 2010, were characterized by a strong rally in equity markets and generally improving economic conditions. The period began, however, amid a sharp economic downturn in the aftermath of the credit crisis. During this time, central banks coordinated easing efforts and companies cut costs aggressively; as a result, liquidity improved and valuations in both the credit and equity markets recovered from their lows. Fueled by fiscal and monetary stimulus, economic conditions stabilized and returned to a modest level of growth.
     Corporate profits also improved, and by the end of the period, a number of companies reported improving demand and a return of top-line revenue growth. Recognizing a more stable environment, the U.S. Federal Reserve began signaling the eventual removal of excess liquidity from the financial system, though the pace of the reversal of the current accommodative monetary policy was uncertain. The employment picture was also uncertain; while layoffs declined, new hiring remained soft, and the unemployment rate hovered at just under 10% for much of the fiscal year.1
     The stock market rally that began in March 2009, continued through much of the fiscal year with major U.S. equity indexes posting double digit gains.2 All 10 sectors of the S&P 500 Index had double digit returns for the period.2 More economically sensitive sectors such as financials, consumer discretionary and industrials had the highest returns, while the traditionally defensive telecommunication services and utilities sectors had the lowest returns.2
     The largest contributor to the Fund’s absolute return was gas utility ONEOK. Despite weakness in a number of its business units due to lower natural gas prices, new natural gas liquids pipeline capacity increased ONEOK’s gathering and processing volumes and provided a consistent source of cash flows. The company’s multi-year expansion plan includes increases in pipeline capacity, which we believe should provide
4   Invesco Utilities Fund

additional earnings. The company raised its dividend during the fiscal year, and its shares were added to the S&P 500 Index.
     Oil and gas producer Williams Companies also raised its dividend during the year and was a top contributor to Fund returns. Largely exploration and production driven, the company was negatively affected by lower natural gas prices, which depressed earnings for much of the period. However, within Williams’ pipeline business, higher volumes and lucrative hedges offset some of the impact of lower natural gas prices. In a move that was greeted favorably by investors, the company announced a restructuring plan designed to shift assets to Williams Partners (not a Fund holding), an affiliated pipeline and distribution business.
     A significant detractor from Fund results was Ameren, a public utility company operating primarily in regulated markets in Illinois and Missouri. Following a dividend cut of approximately 39% in February 20093, the company reduced its earnings guidance for fiscal 2009 due to reduced demand and tighter credit. We eliminated our position during the period.
     Another detractor was PPL, a Pennsyl-vania-based utility company that generates and delivers electricity predominately in the northeastern U.S. In April 2010, the company announced that it would acquire two U.S.-based, regulated subsidiaries of German utility E.ON. The approximately $7.6 billion purchase price was higher than anticipated, and the company’s shares declined following the announcement.
     During the year, we made a number of modest changes to the Fund’s positioning, which included reducing our exposure to the telecommunications industry and emphasizing regulated over non-regulated utilities given their relatively attractive valuations. At the end of the year, the Fund’s largest industry allocations were in the electric, gas and multi-utilities industries.
     As the Fund’s fiscal year closed, a dominant issue affecting the utility sector was the multi-year decline in both consumer and industrial electrical consumption. While investors debate the trajectory of electrical demand recovery, the impact of a tepid recovery could result in further pressure on state utility commissions to deny rate increases or for utilities to file for lower returns on equity. As a result of the improvement in credit markets, many companies have reduced their debt and generally improved their financial metrics. The volatility of commodity prices also decreased from historic peak levels in 20094, enabling regulated utilities to better manage their input costs. Valuations for the group have improved and they remain modestly attractive relative to historical levels.
     In closing, we would like to thank you for your continued investment in Invesco Utilities Fund. We are committed to providing investors strategic exposure to a traditionally defensive and income oriented asset class through our total return approach.
1	Bureau of Labor Statistics

2	Lipper Inc.

3	Ameren Corp.

4	Bloomberg L.P.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Meggan Walsh
     Chartered Financial Analyst, senior portfolio manager, is manager of Invesco Utilities Fund. She began her investment career in 1987 and joined Invesco in 1991. Ms. Walsh earned a B.S. in finance from the University of Maryland and an M.B.A. from Loyola University Maryland.
Davis Paddock
     Chartered Financial Analyst, portfolio manager, is manager of Invesco Utilities Fund. He joined Invesco in 2001. Mr. Paddock earned a B.A. and an M.B.A. from The University of Texas at Austin.
Assisted by the Utilities Team
Fund data as of 3/31/10
Portfolio Composition
By sector

Utilities	88.2%
Telecommunication Services	4.9
Energy	3.3
Money Market Funds Plus Other Assets
Less Liabilities	3.6

Total Net Assets	$228.6 million
Total Number of Holdings*	31
Top 10 Equity Holdings*

1. Entergy Corp.	5.1%
2. Dominion Resources, Inc.	4.8
3. CMS Energy Corp.	4.7
4. PG&E Corp.	4.4
5. Edison International	4.1
6. Xcel Energy, Inc.	4.0
7. ONEOK, Inc.	4.0
8. American Electric Power Co., Inc.	3.9
9. PPL Corp.	3.9
10. Southern Co.	3.7
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
5   Invesco Utilities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class without Sales Charges since Inception
Index data from 5/31/86, Fund data from 6/2/86

1	Lipper Inc.
Results of a $10,000 Investment — Oldest Share Class with Sales Charges since Inception
Index data from 1/31/00, Fund data from 2/14/00

1	Lipper Inc.
Past performance cannot guarantee comparable future results.
     The performance data shown in the first chart above is that of the Fund’s Investor Class shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Investor Class shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.
     The performance data shown in the second chart above is that of the Fund’s Class C shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class C shares. The data shown in the second chart above includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     During the fiscal year, the Fund elected to use the S&P 500 Utilities Index as its style-specific index because we believe it reflects the performance of the type of securities in which the Fund invests. This index appears in the second chart above.
     Both charts above are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In both charts, each segment represents a doubling, or 100% change, in the value of the investment.
6   Invesco Utilities Fund

Average Annual Total Returns
As of 4/30/10, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	5.48%
5 Years	4.02
1 Year	16.29

Class B Shares
Inception (3/28/02)	5.45%
5 Years	4.06
1 Year	17.08

Class C Shares
Inception (2/14/00)	-1.32%
10 Years	-0.89
5 Years	4.42
1 Year	21.08

Class Y Shares
10 Years	-0.03%
5 Years	5.29
1 Year	23.33

Investor Class Shares
Inception (6/2/86)	7.76%
10 Years	-0.07
5 Years	5.21
1 Year	23.03

Institutional Class Shares
Inception (10/25/05)	3.95%
1 Year	23.72
Average Annual Total Returns
As of 3/31/10, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	5.28%
5 Years	3.75
1 Year	17.17

Class B Shares
Inception (3/28/02)	5.25%
5 Years	3.80
1 Year	18.08

Class C Shares
Inception (2/14/00)	-1.52%
10 Years	-1.79
5 Years	4.16
1 Year	22.07

Class Y Shares
10 Years	-0.94%
5 Years	5.01
1 Year	24.35

Investor Class Shares
Inception (6/2/86)	7.70%
10 Years	-0.98
5 Years	4.93
1 Year	24.05

Institutional Class Shares
Inception (10/25/05)	3.56%
1 Year	24.64
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares was 1.51%, 2.26%, 2.26%, 1.26%, 1.51% and 1.02%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the Fund not waived fees and/or reimbursed expenses in the past, performance would have been lower.
New Fiscal Year-End
Since our last report to you, the Fund’s fiscal year-end was changed from March 31 to April 30.
7   Invesco Utilities Fund

Invesco Utilities Fund’s investment objectives are capital growth and income.
•	Unless otherwise stated, information presented in this report is as of April 30, 2010, and is based on total net assets.

•	Unless otherwise noted, all data provided by Invesco.

•	To access your Fund’s reports/prospectus visit invesco.com/fundreports.
About share classes
•	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.
•	Class Y shares are available to only certain investors. Please see the prospectus for more information.

•	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

•	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.
Principal risks of investing in the Fund
•	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
•	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
•	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
•	The prices of securities held by the Fund may decline in response to market risks.

•	The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
•	Government regulation, difficulty in obtaining adequate financing and investment return, environmental issues, fuel prices for generation of electricity, natural gas availability, power marketing and trading risks, and risks associated with nuclear power facilities may adversely affect the market value of the Fund’s holdings.
About indexes used in this report
•	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
•	The S&P 500 Utilities Index is an unmanaged index considered representative of the utilities market.
•	The Lipper Utility Funds Index is an unmanaged index considered representative of utility funds tracked by Lipper.
•	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
•	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
•	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charter-holder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
•	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
•	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
Fund Nasdaq Symbols

Class A Shares	IAUTX
Class B Shares	IBUTX
Class C Shares	IUTCX
Class Y Shares	IAUYX
Investor Class Shares	FSTUX
Institutional Class Shares	FSIUX
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
8   Invesco Utilities Fund

Schedule of Investments(a)

April 30, 2010

	Shares	Value

Common Stocks–96.77%
Electric Utilities–44.02%
American Electric Power Co., Inc.	259,932	$8,915,668

Duke Energy Corp.	422,440	7,088,543

E.ON AG (Germany)(b)	181,827	6,720,770

Edison International	275,236	9,459,861

Entergy Corp.	141,866	11,532,287

Exelon Corp.	161,655	7,046,541

FirstEnergy Corp.	182,411	6,907,905

FPL Group, Inc.	99,930	5,201,357

Northeast Utilities	201,714	5,605,632

Pepco Holdings, Inc.	493,430	8,260,018

Portland General Electric Co.	373,902	7,433,172

PPL Corp.	319,998	7,923,150

Southern Co.	256,562	8,866,783

		100,961,687

Gas Utilities–11.83%
AGL Resources Inc.	180,315	7,124,246

EQT Corp.	71,631	3,115,232

ONEOK, Inc.	200,000	9,828,000

Questar Corp.	89,061	4,270,475

UGI Corp.	101,519	2,790,757

		27,128,710

Independent Power Producers & Energy Traders–3.24%
NRG Energy, Inc.(c)	307,000	7,420,190

Integrated Telecommunication Services–4.35%
AT&T Inc.	172,662	4,499,572

Verizon Communications Inc.	189,471	5,473,817

		9,973,389

Multi-Utilities–29.89%
CMS Energy Corp.	700,151	11,384,455

Dominion Resources, Inc.	265,238	11,086,948

National Grid PLC (United Kingdom)	770,524	7,438,849

PG&E Corp.	238,605	10,450,899

Public Service Enterprise Group Inc.	223,875	7,193,104

Sempra Energy	150,445	7,398,885

Wisconsin Energy Corp.	80,074	4,204,686

Xcel Energy, Inc.	432,000	9,396,000

		68,553,826

Oil & Gas Storage & Transportation–3.44%
El Paso Corp.	193,159	2,337,224

Williams Cos., Inc. (The)	235,177	5,552,529

		7,889,753

Total Common Stocks (Cost $208,671,297)		221,927,555

Money Market Funds–3.16%
Liquid Assets Portfolio–Institutional Class(d)	3,626,976	3,626,976

Premier Portfolio–Institutional Class(d)	3,626,976	3,626,976

Total Money Market Funds (Cost $7,253,952)		7,253,952

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.93% (Cost $215,925,249)		229,181,507

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.33%
Liquid Assets Portfolio–Institutional Class (Cost $5,342,960)(d)(e)	5,342,960	5,342,960

TOTAL INVESTMENTS–102.26% (Cost $221,268,209)		234,524,467

OTHER ASSETS LESS LIABILITIES–(2.26)%		(5,183,910)

NET ASSETS–100.00%		$229,340,557

Investment Abbreviations:

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2010.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Utilities Fund

Schedule of Investments(a)

March 31, 2010

	Shares	Value

Common Stocks–96.43%
Electric Utilities–44.45%
American Electric Power Co., Inc.	259,932	$8,884,476

Duke Energy Corp.	422,440	6,894,221

E.ON AG (Germany)	181,827	6,714,299

Edison International	275,236	9,404,814

Entergy Corp.	141,866	11,540,799

Exelon Corp.	161,655	7,082,105

FirstEnergy Corp.	182,411	7,130,446

FPL Group, Inc.	110,318	5,331,669

Northeast Utilities	201,714	5,575,375

Pepco Holdings, Inc.	493,430	8,462,324

Portland General Electric Co.	373,902	7,220,048

PPL Corp.	319,998	8,867,145

Southern Co.	256,562	8,507,596

		101,615,317

Gas Utilities–11.80%
AGL Resources Inc.	216,240	8,357,676

EQT Corp.	71,631	2,936,871

ONEOK, Inc.	200,000	9,130,000

Questar Corp.	89,061	3,847,435

UGI Corp.	101,519	2,694,315

		26,966,297

Independent Power Producers & Energy Traders–2.81%
NRG Energy, Inc.(b)	307,000	6,416,300

Integrated Telecommunication Services–4.95%
AT&T Inc.	210,869	5,448,855

Verizon Communications Inc.	189,471	5,877,390

		11,326,245

Multi-Utilities–29.13%
CMS Energy Corp.	700,151	10,824,335

Dominion Resources, Inc.	265,238	10,903,934

National Grid PLC (United Kingdom)	770,524	7,506,777

PG&E Corp.	238,605	10,121,624

Public Service Enterprise Group Inc.	223,875	6,608,790

Sempra Energy	150,445	7,507,206

Wisconsin Energy Corp.	80,074	3,956,456

Xcel Energy, Inc.	432,000	9,158,400

		66,587,522

Oil & Gas Storage & Transportation–3.29%
El Paso Corp.	193,159	2,093,843

Williams Cos., Inc. (The)	235,177	5,432,589

		7,526,432

Total Common Stocks (Cost $211,559,764)		220,438,113

Money Market Funds–2.99%
Liquid Assets Portfolio–Institutional Class(c)	3,417,807	3,417,807

Premier Portfolio–Institutional Class(c)	3,417,807	3,417,807

Total Money Market Funds (Cost $6,835,614)		6,835,614

TOTAL INVESTMENTS–99.42% (Cost $218,395,378)		227,273,727

OTHER ASSETS LESS LIABILITIES–0.58%		1,314,695

NET ASSETS–100.00%		$228,588,422

Investment Abbreviations:

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Utilities Fund

Statement of Assets and Liabilities

April 30, 2010 and March 31, 2010

	April 30,	March 31,
	2010	2010

Assets:
Investments, at value (Cost $208,671,297 and $211,559,764, respectively)*	$221,927,555	$220,438,113

Investments in affiliated money market funds, at value and cost	12,596,912	6,835,614

Total investments, at value (Cost $221,268,209 and $218,395,378, respectively)	234,524,467	227,273,727

Receivables for:
Investments sold	262,659	1,288,726

Fund shares sold	138,460	73,693

Dividends	390,262	600,772

Investment for trustee deferred compensation and retirement plans	53,009	52,906

Other assets	37,051	28,751

Total assets	235,405,908	229,318,575

Liabilities:
Payables for:
Fund shares reacquired	373,252	395,647

Dividends	—	36

Collateral upon return of securities loaned	5,342,960	—

Accrued fees to affiliates	180,546	180,711

Accrued operating expenses	75,140	61,120

Trustee deferred compensation and retirement plans	93,453	92,639

Total liabilities	6,065,351	730,153

Net assets applicable to shares outstanding	$229,340,557	$228,588,422

Net assets consist of:
Shares of beneficial interest	$232,714,504	$238,591,995

Undistributed net investment income	224,713	138,678

Undistributed net realized gain (loss)	(16,855,108)	(19,021,322)

Undistributed appreciation	13,256,448	8,879,071

	$229,340,557	$228,588,422

Net Assets:
Class A	$130,405,887	$129,685,119

Class B	$15,680,173	$15,827,802

Class C	$12,457,048	$12,722,951

Class Y	$1,056,500	$1,038,083

Investor Class	$59,707,387	$59,380,793

Institutional Class	$10,033,562	$9,933,674

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	9,133,477	9,265,636

Class B	1,095,751	1,127,606

Class C	863,309	898,906

Class Y	73,384	73,570

Investor Class	4,147,547	4,207,800

Institutional Class	702,400	709,687

Class A:
Net asset value per share	$14.28	$14.00

Maximum offering price per share:
(Net asset value of $14.28 divided by 94.50%)
(Net asset value of $14.00 divided by 94.50%)	$15.11	$14.81

Class B:
Net asset value and offering price per share	$14.31	$14.04

Class C:
Net asset value and offering price per share	$14.43	$14.15

Series Y:
Net asset value and offering price per share	$14.40	$14.11

Investor Class:
Net asset value and offering price per share	$14.40	$14.11

Institutional Class:
Net asset value and offering price per share	$14.28	$14.00

*	At April 30, 2010, securities with an aggregate value of $5,045,479 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Utilities Fund

Statement of Operations

For the period April 1, 2010 to April 30, 2010 and for the year ended March 31, 2010

	One Month	Year
	ended	ended
	April 30,	March 31,
Investment income:	2010	2010

Dividends (net of foreign withholding taxes of $0 and $56,094, respectively)	$383,336	$9,502,452

Dividends from affiliated money market funds	594	9,975

Total investment income	383,930	9,512,427

Expenses:
Advisory fees	142,294	1,731,624

Administrative services fees	8,473	103,103

Custodian fees	1,070	14,254

Distribution fees:
Class A	26,926	324,591

Class B	13,145	177,474

Class C	10,511	127,472

Investor Class	12,314	148,110

Transfer agent fees — A, B, C, Y and Investor	59,702	781,756

Transfer agent fees — Institutional	569	4,155

Trustees’ and officers’ fees and benefits	3,355	25,987

Other	19,621	300,539

Total expenses	297,980	3,739,065

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(1,698)	(30,492)

Net expenses	296,282	3,708,573

Net investment income	87,648	5,803,854

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	104,408	(8,646,175)

Foreign currencies	(1,754)	4,218

Foreign currency contracts	141	—

	102,795	(8,641,957)

Change in net unrealized appreciation (depreciation) of:
Investment securities	4,377,909	50,889,796

Foreign currencies	(532)	547

	4,377,377	50,890,343

Net realized and unrealized gain	4,480,172	42,248,386

Net increase in net assets resulting from operations	$4,567,820	$48,052,240

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Utilities Fund

Statement of Changes in Net Assets

For the period April 1, 2010 to April 30, 2010 and for the years ended March 31, 2010 and 2009

	One month ended	Year ended
	April 30,	March 31,
	2010	2010	2009

Operations:
Net investment income	$87,648	$5,803,854	$6,810,246

Net realized gain (loss)	102,795	(8,641,957)	(2,698,181)

Change in net unrealized appreciation (depreciation)	4,377,377	50,890,343	(125,758,225)

Net increase (decrease) in net assets resulting from operations	4,567,820	48,052,240	(121,646,160)

Distributions to shareholders from net investment income:
Class A	—	(3,302,932)	(4,148,191)

Class B	—	(316,849)	(524,622)

Class C	—	(227,107)	(309,233)

Class Y	—	(21,333)	(4,448)

Investor Class	—	(1,510,545)	(1,847,527)

Institutional Class	—	(330,591)	(401,712)

Total distributions from net investment income	—	(5,709,357)	(7,235,733)

Share transactions-net:
Class A	(1,883,657)	(12,296,835)	(25,250,837)

Class B	(451,263)	(5,880,676)	(16,773,218)

Class C	(511,948)	(1,409,142)	(3,516,850)

Class Y	(2,535)	683,838	339,880

Investor Class	(862,556)	(4,772,488)	(10,946,889)

Institutional Class	(103,726)	(1,233,630)	(3,538,683)

Net increase (decrease) in net assets resulting from share transactions	(3,815,685)	(24,908,933)	(59,686,597)

Net increase (decrease) in net assets	752,135	17,433,950	(188,568,490)

Net assets:
Beginning of year	228,588,422	211,154,472	399,722,962

End of year (includes undistributed net investment income of $224,713, $138,678 and $(100,127), respectively)	$229,340,557	$228,588,422	$211,154,472

Notes to Financial Statements

April 30, 2010

NOTE 1—Significant Accounting Policies

Invesco Utilities Fund, formerly AIM Utilities Fund, (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds), formerly AIM Sector Funds, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  On April 30, 2010, the Fund’s fiscal year-end changed from March 31 to April 30.
  The Fund’s investment objectives are capital growth and income.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y, Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or the about month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

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A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

14        Invesco Utilities Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
The Fund may invest a large percentage of assets in securities of a limited number of companies, such that each investment may have a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
Government regulation, difficulties in obtaining adequate financing and investment return, environmental issues, prices of fuel for generation of electricity, availability of natural gas, risks associated with power marketing and trading, and risks associated with nuclear power facilities may adversely affect the market value of the Fund’s holdings.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

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L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

Next $350 million	0.65%

Next $1.3 billion	0.55%

Next $2 billion	0.45%

Next $2 billion	0.40%

Next $2 billion	0.375%

Over $8 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser had contractually agreed, through at least June 30, 2010, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, the Adviser waived advisory fees of $1,175 and $20,328, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $0 and $883, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average

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daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period April 1, 2009 to April 30, 2010, IDI advised the Fund that IDI retained $1,753 in front-end sales commissions from the sale of Class A shares and $0, $2,255 and $23 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended March 31, 2010, IDI advised the Fund that IDI retained $35,838 in front-end sales commissions from the sale of Class A shares and $380, $43,848 and $964 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of April 30, 2010 and March 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the period April 1, 2010 to April 30, 2010, there were no significant transfers between investment levels.

				April 30, 2010
	Level 1	Level 2	Level 3	Total

Equity Securities	$227,085,618	$7,438,849	$—	$234,524,467

				March 31, 2010
	Level 1	Level 2	Level 3	Total

Equity Securities	$219,766,950	$7,506,777	$—	$227,273,727

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $523 and $9,281, respectively.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, the Fund paid legal fees of $0 and $2,646, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

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NOTE 6—Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period April 1, 2010 to April 30, 2010 and the Years Ended March 31, 2010 and 2009:

	April 30, 2010	March 31, 2010	March 31, 2009

Ordinary income	$—	$5,709,357	$7,235,733

Long-term capital gain	—	—	—

Total distributions	$—	$5,709,357	$7,235,733

Tax Components of Net Assets at Period-End:

As of April 30, 2010 and March 31, 2010 the components of net assets on a tax basis were as follows:

	April 30, 2010	March 31, 2010

Undistributed ordinary income	$315,814	$233,554

Net unrealized appreciation — investments	12,857,622	8,479,713

Net unrealized appreciation- other investments	190	720

Temporary book/tax differences	(91,101)	(90,018)

Post-October deferrals	—	(4,858)

Capital loss carryforward	(16,456,472)	(18,622,684)

Shares of beneficial interest	232,714,504	238,591,995

Total net assets	$229,340,557	$228,588,422

  The differences between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation differences are attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $104,408 and $0 during the period April 1, 2010 to April 30, 2010 and the year ended March 31, 2010, respectively of capital loss carryforward to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2010 and March 31, 2010 which expires as follows:

Capital Loss Carryforward*
Expiration	April 30, 2010	March, 31, 2010

April 30, 2011	$—	$2,166,212

April 30, 2012	303,708	303,708

April 30, 2017	16,152,764	16,152,764

Total capital loss carryforward	$16,456,472	$18,622,684

*	Capital loss carryforwards as of the dates listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period April 1, 2010 to April 30, 2010 was $0 and $2,918,142 and the year ended March 31, 2010 was $30,089,306 and $51,090,369,

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respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

	April 30, 2010	March 31, 2010

Aggregate unrealized appreciation of investment securities	$26,870,737	$25,871,687

Aggregate unrealized (depreciation) of investment securities	(14,013,115)	(17,391,974)

Net unrealized appreciation of investment securities	$12,857,622	$8,479,713

Cost of investments for tax purposes	$221,666,845	$218,794,014

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforwards, on April 30, 2010, undistributed net investment income was decreased by $1,613, undistributed net realized gain (loss) was increased by $2,063,419 and shares of beneficial interest decreased by $2,061,806. This reclassification had no effect on the net assets of the Fund.
  Primarily as a result of differing book/tax treatment of expired capital loss carryforwards, on March 31, 2010, undistributed net investment income was increased by $144,308, undistributed net realized gain (loss) was increased by $3,447,423 and shares of beneficial interest decreased by $3,591,731. This reclassification had no effect on the net assets of the Fund.

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NOTE 10—Share Information

	Summary of Share Activity

	One month ended		Year ended March 31,
	April 30, 2010(a)		2010(a)		2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	50,448	$718,429	1,145,287	$15,866,051	2,353,313	$36,625,925

Class B	10,273	146,603	148,588	2,002,311	405,105	6,448,164

Class C	11,394	163,990	215,891	2,986,046	429,522	6,945,679

Class Y(b)	2,022	29,112	133,707	1,883,447	28,425	370,241

Investor Class	18,267	262,986	349,112	4,791,947	462,072	7,010,287

Institutional Class	4,710	67,237	164,198	2,148,656	166,555	2,530,651

Issued as reinvestment of dividends:
Class A	—	—	217,409	2,990,021	265,477	3,772,825

Class B	—	—	21,047	289,240	33,445	475,210

Class C	—	—	15,050	209,242	20,031	284,006

Class Y	—	—	1,264	17,717	368	4,448

Investor Class	—	—	103,032	1,428,598	122,643	1,752,066

Institutional Class	—	—	24,078	330,591	28,082	401,712

Automatic conversion of Class B shares to Class A shares:
Class A	18,421	259,923	256,330	3,403,648	625,195	9,961,386

Class B	(18,369)	(259,923)	(255,683)	(3,403,648)	(623,503)	(9,961,386)

Reacquired:
Class A(b)	(201,028)	(2,862,009)	(2,581,280)	(34,556,555)	(4,994,906)	(75,610,973)

Class B	(23,759)	(337,943)	(359,300)	(4,768,579)	(915,528)	(13,735,206)

Class C	(46,991)	(675,938)	(341,981)	(4,604,430)	(720,487)	(10,746,535)

Class Y	(2,208)	(31,647)	(87,138)	(1,217,326)	(3,056)	(34,809)

Investor Class(b)	(78,520)	(1,125,542)	(807,266)	(10,993,033)	(1,325,059)	(19,709,242)

Institutional Class	(11,997)	(170,963)	(276,249)	(3,712,877)	(432,231)	(6,471,046)

Net increase (decrease) in share activity	(267,337)	$(3,815,685)	(1,913,904)	$(24,908,933)	(4,074,537)	$(59,686,597)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 12% of the outstanding shares of the Fund, for both the one month ended April 30, 2010 and the year ended March 31, 2010, respectively. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	10,878	$157,844

Class A	(7,141)	(102,754)

Investor Class	(3,797)	(55,090)

20        Invesco Utilities Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses to		Ratio of net
				Net gains								to average		average net		investment
	Net asset	Net		(losses) on			Dividends					net assets		assets without		income
	value,	investment		securities		Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		(loss)
	beginning	income		(both realized		investment	investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		and unrealized)		operations	income	of period	Return(a)		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
One month ended 04/30/10	$14.00	$0.01	(c)	$0.27		$0.28	$—	$14.28	2.00%		$130,406	1.49	%(e)	1.50	%(e)	0.53	%(e)	0%
Year ended 03/31/10	11.57	0.34	(c)	2.43		2.77	(0.34)	14.00	24.06		129,685	1.53	(f)	1.54	(f)	2.58	(f)	14
Year ended 03/31/09	17.89	0.35	(c)	(6.29	)(d)	(5.94)	(0.38)	11.57	(33.56	)(d)	118,328	1.48		1.50		2.26		5
Year ended 03/31/08	18.15	0.32	(c)	(0.27)		0.05	(0.31)	17.89	0.20		214,352	1.31		1.34		1.69		25
Year ended 03/31/07	13.92	0.31		4.23		4.54	(0.31)	18.15	33.05		214,289	1.31		1.41		2.01		33
Year ended 03/31/06	12.28	0.28		1.65		1.93	(0.29)	13.92	15.74		135,835	1.30		1.46		2.06		37

Class B
One month ended 04/30/10	14.04	(0.00	)(c)	0.27		0.27	—	14.31	1.92		15,680	2.24	(e)	2.25	(e)	(0.22	)(e)	0
Year ended 03/31/10	11.60	0.24	(c)	2.44		2.68	(0.24)	14.04	23.19		15,828	2.28	(f)	2.29	(f)	1.83	(f)	14
Year ended 03/31/09	17.95	0.24	(c)	(6.32	)(d)	(6.08)	(0.27)	11.60	(34.12	)(d)	18,254	2.23		2.25		1.51		5
Year ended 03/31/08	18.21	0.18	(c)	(0.27)		(0.09)	(0.17)	17.95	(0.53)		47,990	2.06		2.09		0.94		25
Year ended 03/31/07	13.97	0.20		4.24		4.44	(0.20)	18.21	32.02		49,840	2.06		2.16		1.26		33
Year ended 03/31/06	12.32	0.18		1.66		1.84	(0.19)	13.97	14.92		41,888	2.05		2.21		1.31		37

Class C
One month ended 04/30/10	14.15	(0.00	)(c)	0.28		0.28	—	14.43	1.98		12,457	2.24	(e)	2.25	(e)	(0.22	)(e)	0
Year ended 03/31/10	11.70	0.25	(c)	2.45		2.70	(0.25)	14.15	23.09		12,723	2.28	(f)	2.29	(f)	1.83	(f)	14
Year ended 03/31/09	18.09	0.24	(c)	(6.36	)(d)	(6.12)	(0.27)	11.70	(34.06	)(d)	11,817	2.23		2.25		1.51		5
Year ended 03/31/08	18.35	0.18	(c)	(0.27)		(0.09)	(0.17)	18.09	(0.52)		23,176	2.06		2.09		0.94		25
Year ended 03/31/07	14.08	0.20		4.27		4.47	(0.20)	18.35	31.99		17,711	2.06		2.16		1.26		33
Year ended 03/31/06	12.41	0.18		1.68		1.86	(0.19)	14.08	14.98		11,208	2.05		2.21		1.31		37

Class Y
One month ended 04/30/10	14.11	0.01	(c)	0.28		0.29	—	14.40	2.06		1,057	1.24	(e)	1.25	(e)	0.78	(e)	0
Year ended 03/31/10	11.67	0.39	(c)	2.43		2.82	(0.38)	14.11	24.26		1,038	1.28	(f)	1.29	(f)	2.83	(f)	14
Year ended 03/31/09(g)	14.51	0.15	(c)	(2.77	)(d)	(2.62)	(0.22)	11.67	(18.13	)(d)	300	1.46	(h)	1.47	(h)	2.28	(h)	5

Investor Class
One month ended 04/30/10	14.11	0.01	(c)	0.28		0.29	—	14.40	2.06		59,707	1.49	(e)	1.50	(e)	0.53	(e)	0
Year ended 03/31/10	11.67	0.35	(c)	2.44		2.79	(0.35)	14.11	23.96		59,381	1.53	(f)	1.54	(f)	2.58	(f)	14
Year ended 03/31/09	18.04	0.35	(c)	(6.34	)(d)	(5.99)	(0.38)	11.67	(33.54	)(d)	53,227	1.48		1.50		2.26		5
Year ended 03/31/08	18.30	0.32	(c)	(0.27)		0.05	(0.31)	18.04	0.22		95,682	1.31		1.34		1.69		25
Year ended 03/31/07	14.04	0.32		4.26		4.58	(0.32)	18.30	33.00		106,793	1.31		1.41		2.01		33
Year ended 03/31/06	12.38	0.28		1.67		1.95	(0.29)	14.04	15.79		84,701	1.30		1.46		2.06		37

Institutional Class
One month ended 04/30/10	14.00	0.01	(c)	0.27		0.28	—	14.28	2.00		10,034	0.98	(e)	0.99	(e)	1.04	(e)	0
Year ended 03/31/10	11.57	0.42	(c)	2.43		2.85	(0.42)	14.00	24.75		9,934	0.97	(f)	0.98	(f)	3.14	(f)	14
Year ended 03/31/09	17.89	0.42	(c)	(6.29	)(d)	(5.87)	(0.45)	11.57	(33.24	)(d)	9,228	1.00		1.01		2.74		5
Year ended 03/31/08	18.15	0.40	(c)	(0.27)		0.13	(0.39)	17.89	0.63		18,522	0.89		0.89		2.11		25
Year ended 03/31/07	13.92	0.36		4.24		4.60	(0.37)	18.15	33.54		5,132	0.91		0.91		2.41		33
Year ended 03/31/06(g)	13.48	0.13		0.46		0.59	(0.15)	13.92	4.34		719	0.92	(h)	1.05	(h)	2.44	(h)	37

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received, net gains (losses) on securities (both realized and unrealized) per share would have been $(6.39), $(6.42), $(6.46), $(2.83), $(6.44) and $(6.39) for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively and total return would have been lower.
(e)	Ratios are based on average daily net assets (000’s omitted) of $131,041, $15,993, $12,789, $1,046, $59,927 and $10,036 for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively.
(f)	Ratios are based on average daily net assets (000’s omitted) of $129,805, $17,749, $12,745, $792, $59,228 and $10,511 for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively.
(g)	Commencement date of October 3, 2008 and October 25, 2005 for Class Y and Institutional Class shares, respectively.
(h)	Annualized.

21        Invesco Utilities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Utilities Fund (formerly known as AIM Utilities Fund; one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2010 and at March 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2010 and at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 4, 2010
Houston, Texas

22        Invesco Utilities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2009 through April 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(11/01/09)	(04/30/10)[1]	Period[2]	(04/30/10)	Period[2]	Ratio
A	$1,000.00	$1,088.20	$7.61	$1,017.50	$7.35	1.47%

B	1,000.00	1,084.10	11.47	1,013.79	11.08	2.22

C	1,000.00	1,084.20	11.47	1,013.79	11.08	2.22

Y	1,000.00	1,089.60	6.32	1,018.74	6.11	1.22

Investor	1,000.00	1,088.30	7.61	1,017.50	7.35	1.47

Institutional	1,000.00	1,090.30	4.87	1,020.13	4.71	0.94

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2009 through April 30, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

23        Invesco Utilities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2009 through March 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(10/01/09)	(03/31/10)[1]	Period[2]	(3/31/10)	Period[2]	Ratio
A	$1,000.00	$1,037.20	$7.67	$1,017.40	$7.59	1.51%

B	1,000.00	1,033.40	11.46	1,013.66	11.35	2.26

C	1,000.00	1,033.90	11.46	1,013.66	11.35	2.26

Y	1,000.00	1,039.00	6.41	1,018.65	6.34	1.26

Investor	1,000.00	1,037.70	7.67	1,017.40	7.59	1.51

Institutional	1,000.00	1,039.90	5.09	1,019.95	5.04	1.00

[1]	The actual ending account value is based on the actual total return of the Fund for the period October 1, 2009 through March 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

24        Invesco Utilities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended:

Federal and State Income Tax	April 30, 2010	March 31, 2010

Qualified Dividend Income*	—	100%
Corporate Dividends Received Deduction*	—	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the period April 1, 2010 to April 30, 2010 and the fiscal year ended March 31, 2010.

25        Invesco Utilities Fund

Trustees and Officers
The address of each trustee and officer of AIM Sector Funds (Invesco Sector Funds) (the “Trust”), is 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. Each trustee oversees 197 portfolios in the Invesco Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Other
	and/ or		Directorship(s)
Name, Year of Birth and	Officer		Held by
Position(s) Held with the Trust	Since	Principal Occupation(s) During Past 5 Years	Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Capital Management, Inc. ) (formerly, Invesco Aim Capital Management, Inc.); President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider)	ACE Limited (insurance company); and Investment Company Institute

Bob R. Baker — 1936 Trustee	1983	Retired	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	1997	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

Trustees and Officers — (continued)

	Trustee		Other
	and/ or		Directorship(s)
Name, Year of Birth and	Officer		Held by
Position(s) Held with the Trust	Since	Principal Occupation(s) During Past 5 Years	Trustee
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Capital Management (formerly known as Invesco Aim Capital Management, Inc.); Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Vice President, Invesco Investment Services (formerly known as Invesco Aim Investment Services, Inc.) and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The AIM Family of Funds®; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Capital Management Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Private Asset Management Inc. (formerly known as Invesco Aim Private Asset Management, Inc.); Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Advisers, Inc., Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc. and Invesco Private Asset Management Inc. (formerly known as Invesco Aim Private Asset Management, Inc.)	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.); President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.); Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc. and Invesco Private Asset Management, Inc. (formerly known as Invesco Aim Private Asset Management, Inc.)	N/A

Trustees and Officers — (continued)

	Trustee		Other
	and/ or		Directorship(s)
Name, Year of Birth and	Officer		Held by
Position(s) Held with the Trust	Since	Principal Occupation(s) During Past 5 Years	Trustee
Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group Inc. (formerly known as Invesco Aim Management Group, Inc.); Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.); Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Fund Management Company	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

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Invesco Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.
The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     If used after July 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
     On April 30, 2010, Invesco Aim Distributors, Inc. became Invesco Distributors, Inc., Invesco Aim Investment Services, Inc. became Invesco Investment Services, Inc., and AIM funds became Invesco funds. In addition, invescoaim.com became invesco.com.
I-UTI-AR-1     Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of		Percentage of		Percentage of
		Fees Billed		Fees Billed		Fees Billed
		Applicable to		Applicable to		Applicable to
		Non-Audit		Non-Audit		Non-Audit
		Services		Services		Services
		Provided for		Provided for		Provided for
	Fees Billed for	fiscal year end	Fees Billed for	fiscal year end	Fees Billed for	fiscal year end
	Services	4/30/2010	Services	3/31/2010	Services	3/31/2009
	Rendered to	Pursuant to	Rendered to	Pursuant to	Rendered to the	Pursuant to
	the Registrant	Waiver of Pre-	the Registrant	Waiver of Pre-	Registrant for	Waiver of Pre-
	for fiscal year	Approval	for fiscal year	Approval	fiscal year end	Approval
	end 4/30/2010	Requirement(1)	end 3/31/2010	Requirement(1)	3/31/2009	Requirement(1)
Audit Fees	$75,706	N/A	$216,300	N/A	$228,607	N/A
Audit-Related Fees	$0	0%	$0	0%	$0	0%
Tax Fees(2)	$7,175	0%	$47,078	0%	$49,199	0%
All Other Fees	$0	0%	$0	0%	$0	0%

Total Fees	$82,881	0%	$263,378	0%	$277,806	0%
PWC billed the Registrant aggregate non-audit fees of $7,175 for the fiscal year ended April 30, 2010, $47,078 for the fiscal year ended March 31, 2010 and $49,199 for the fiscal year ended March 31, 2009 for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end April 30, 2010 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end March 31, 2010 includes fees billed for reviewing tax returns and consultation services. Tax fees for the fiscal year March 31, 2009 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for		Fees Billed for		Fees Billed
	Non-Audit		Non-Audit		for Non-Audit
	Services		Services		Services
	Rendered to		Rendered to		Rendered to
	Invesco and		Invesco and		Invesco and
	Invesco	Percentage of	Invesco	Percentage of	Invesco	Percentage of
	Affiliates for	Fees Billed	Affiliates for	Fees Billed	Affiliates for	Fees Billed
	fiscal year end	Applicable to	fiscal year end	Applicable to	fiscal year end	Applicable to
	4/30/2010	Non-Audit	3/31/2010	Non-Audit	3/31/2009	Non-Audit
	That Were	Services	That Were	Services	That Were	Services
	Required	Provided for	Required	Provided for	Required	Provided for
	to be Pre-	fiscal year end	to be Pre-	fiscal year end	to be Pre-	fiscal year end
	Approved	4/30/2010	Approved	3/31/2010	Approved	3/31/2009
	by the	Pursuant to	by the	Pursuant to	by the	Pursuant to
	Registrant's	Waiver of Pre-	Registrant's	Waiver of Pre-	Registrant's	Waiver of Pre-
	Audit	Approval	Audit	Approval	Audit	Approval
	Committee	Requirement(1)	Committee	Requirement(1)	Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended April 30, 2010, $0 for the fiscal year ended March 31, 2010, and $0 for the fiscal year ended March 31, 2009 for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the AIM Funds (the “Funds”)
Last Amended September 18, 2006
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
On an annual basis, A I M Advisors, Inc. (“AIM”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of AIM.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of March 19, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 19, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Sector Funds (Invesco Sector Funds)
By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date: June 14, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date: June 14, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: June 14, 2010

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.